    As filed with the Securities and Exchange Commission on September 29, 1997


                                       Securities Act File No. 333-20889
                                       Investment Company Act File No. 811-00018

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       ----------------------------------

                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



    Pre-Effective Amendment No. 4            Post-Effective Amendment No._______

                         (Check Appropriate Box of Boxes)

                              STEADMAN ASSOCIATED FUND
                              ------------------------
               (Exact Name of Registration as Specified in its Charter)

                                  (202) 223-1000
                              ------------------------
                        (Area Code and Telephone Number)

                                 1730 K Street, N.W.
                                Washington, D.C. 20006
            ------------------------------------------------------------
            (Address of Principal Executive Offices, including Zip Code)

                                     Max Katcher
                              Steadman Associated Fund
                                 1730 K Street, N.W.
                               Washington, D.C. 20006
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                     Copies to:

                               Peter R. Gilbert, Esq.
                           Manatt, Phelps & Phillips, LLP
                           1501 M Street, N.W., Suite 700
                               Washington, D.C. 20005
                     ---------------------------------------
                     (Name and Address of Agent for Service)

    Approximate date of proposed public offering: As soon as practicable after the Registration Statement has been declared effective under the Securities Act of 1933.

                            STEADMAN ASSOCIATED FUND

                      REGISTRATION STATEMENT ON FORM N-14

                             CROSS REFERENCE SHEET

                        N-14                                                                 LOCATION IN
                      ITEM NO.                                                          REGISTRATION STATEMENT
-------------------------------------------------------------       ------------------------------------------------------------
Part A: Information Required
in Prospectus/ Proxy Statement

1. Beginning of Registration Statement                              Cover Page; Cross Reference Sheet
   and Outside Front Cover Page of
   Prospectus

2. Beginning and Outside Back Cover                                 Table of Contents
   Page of Prospectus

3. Synopsis and Risk Factors                                        Synopsis; Principal Risk Factors

4. Information about the Transaction                                Synopsis; Approval of the Merger;
                                                                    Capitalization Table; Exhibit A

5. Information about the Registrant                                 Synopsis; Comparison of Investment
                                                                    Objectives, Policies and Techniques of the
                                                                    Funds; Principal Risk Factors; Legal
                                                                    Proceedings; Miscellaneous.

6. Information about the Company Being Acquired                     Synopsis; Comparison of Investment
                                                                    Objectives, Policies and Techniques of the
                                                                    Funds; Principal Risk Factors;
                                                                    Miscellaneous.

7. Voting Information                                               Synopsis; Approval of the Merger;
                                                                    Information concerning the Meetings.

8. Interest of Certain Persons and Experts                          Not Applicable.

9. Additional Information Required for                              Not Applicable.
   Reoffering by Persons Deemed to be
   Underwriters


                        N-14                                                                 LOCATION IN
                      ITEM NO.                                                          REGISTRATION STATEMENT
-------------------------------------------------------------       ------------------------------------------------------------

Part B: Information Required in
Statement of Additional Information

10. Cover Page                                                      Cover Page

11. Table of Contents                                               Item 11. Table of Contents

12. Additional Information about the                                Item 12. Additional Information about the
    Registrant                                                               Registrant

13. Additional Information about the                                Item 13. Additional about the about the
    Company Being Acquired.                                                  Company Being Acquired.

14. Financial Statements                                            Item 14. Financial Statements


Part C: Other Information

15. Indemnification                                                 Item 15. Indemnification

16. Exhibits                                                        Item 16. Exhibits

17. Undertakings                                                    Item 17. Undertakings


                        STEADMAN AMERICAN INDUSTRY FUND
                            STEADMAN ASSOCIATED FUND
                            STEADMAN INVESTMENT FUND
                      STEADMAN TECHNOLOGY AND GROWTH FUND


                               SEPTEMBER __, 1997

DEAR SHAREHOLDER:


    ENCLOSED IS A PROXY STATEMENT AND PROSPECTUS AND A MORE DETAILED SHAREHOLDER LETTER CONCERNING THE PROPOSED MERGER OF STEADMAN AMERICAN INDUSTRY FUND ("SAIF"), STEADMAN INVESTMENT FUND ("SIF"), AND STEADMAN TECHNOLOGY AND GROWTH FUND ("STGF") INTO STEADMAN ASSOCIATED FUND ("SAF"), WHICH WILL BE RENAMED


    STEADMAN SECURITY TRUST ("SST")

    THE MERGER WILL BE ACCOMPLISHED BY EXCHANGING SAIF, SIF, AND STGF SHARES ON A PRO RATA BASIS FOR SHARES OF SST. THEREAFTER, FOLLOWING THE APPROVAL OF THE SST SHAREHOLDERS AT THE MEETING, SST WILL OPERATE AS A SINGLE OPEN-END FUND.

    CONSOLIDATION OF THE FOUR FUNDS WILL POTENTIALLY RESULT IN LOWER OPERATING EXPENSES. A MANAGEMENT ANALYSIS ESTIMATES THAT MERGING THE FOUR FUNDS INTO ONE FUND SHOULD PERMIT THE FUNDS, WHEN MERGED, TO REDUCE AGGREGATE ANNUAL OPERATING COSTS FROM ABOUT $1,338,000 TO $700,000. EVEN THOUGH THE MERGER WILL NOT ENSURE THAT THE COMBINED SST WILL BE PROFITABLE, THE TRUSTEES BELIEVE IT HAS A BETTER OPPORTUNITY FOR EARNINGS THAN CONTINUING WITH FOUR FUNDS SEPARATELY. THE TRUSTEES ANTICIPATE THAT AFTER THE MERGER, OPERATING EXPENSES MAY EXCEED INCOME AND IN ORDER TO OPERATE PROFITABLY, SST WILL HAVE TO RELY UPON CAPITAL APPRECIATION, IF ANY.

    POSSIBLE REDUCTION IN FUND SIZE--THE COMBINED ASSETS OF THE FUNDS MAY CONTINUE TO SHRINK AFTER THE MERGER BECAUSE THE TRUSTEES ANTICIPATE THAT SST'S OPERATING EXPENSES MAY EXCEED SST'S INCOME. IN ADDITION, SHOULD SHAREHOLDERS INCREASE THE AMOUNT OF REQUESTS TO REDEEM SHARES ABSENT THE SALE OF NEW SHARES, THE NET ASSETS OF SST MAY CONTINUE TO SHRINK. SHOULD THE NET ASSETS OF SST BECOME TOO SMALL TO SUSTAIN SST, THE FUND MAY HAVE TO BE LIQUIDATED.


    SHAREHOLDERS WHO DO NOT WISH TO PARTICIPATE IN THE MERGER CAN EITHER REDEEM THEIR SHARES OR VOTE "NO" ON THE ENCLOSED PROXY.


    THE TRUSTEES OF EACH OF THE FOUR FUNDS UNANIMOUSLY RECOMMEND SHAREHOLDER APPROVAL OF THIS MERGER PROPOSAL AND THE RATIFICATION OF THE SELECTION OF REZNICK FEDDER & SILVERMAN, P.C. TO SERVE AS INDEPENDENT AUDITORS TO EXAMINE THE FINANCIAL STATEMENTS OF EACH OF THE FUNDS FOR THE CURRENT FISCAL YEAR AND SST AFTER COMPLETION OF THE

MERGER. THE SST TRUSTEES ALSO UNANIMOUSLY RECOMMEND THAT THE SST SHAREHOLDERS ELECT THE PERSONS NOMINATED TO SERVE AS TRUSTEES, AND RATIFY AND CONFIRM THE AMENDED AND RESTATED TRUST INDENTURE OF SST INCLUDING CHANGING SST'S FUNDAMENTAL INVESTMENT POLICY.


    PLEASE REVIEW THE ATTACHED MATERIALS CAREFULLY AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

                                       FOR THE BOARD OF TRUSTEES
                                                OF
                                       STEADMAN AMERICAN INDUSTRY FUND
                                       STEADMAN ASSOCIATED FUND
                                       STEADMAN INVESTMENT FUND
                                       STEADMAN TECHNOLOGY AND GROWTH FUND

                                       Charles W. Steadman
                                       Chairman of the Boards of Trustees
                                       and President

                            To the Shareholders of:

                        STEADMAN AMERICAN INDUSTRY FUND
                            STEADMAN ASSOCIATED FUND
                            STEADMAN INVESTMENT FUND
                      STEADMAN TECHNOLOGY AND GROWTH FUND


                               September __, 1997


    Dear Shareholder:

    We are pleased to invite you to the Special Meetings of Shareholders of Steadman American Industries Fund, Steadman Associated Fund, Steadman Investment Fund and Steadman Technology and Growth Fund. The meetings are scheduled to be
held on       , 1997, at 9:30 a.m., Washington, D.C. time, at       Hotel,
Washington, D.C. 2000? (the "Special Meetings").

    At the Special Meetings, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, Steadman American Industry Fund, Steadman Investment Fund and Steadman Technology and Growth Fund (the "Merging Funds") will merge into Steadman Associated Fund, which will be renamed the "Steadman Security Trust" ("SST"). Immediately prior to the Merger, SST will effect a reverse stock split so that each ten shares of SST will be converted into one SST share. Shareholders of the Merging Funds will receive shares of SST on a pro rata basis in exchange for their shares of the Merging Funds.

    Possible Reduction in Fund Size--The combined assets of the Funds may continue to shrink after the merger because the Trustees anticipate that SST's operating expenses may exceed SST's income. In addition, should shareholders increase the amount of requests to redeem shares absent the sale of new shares, the net assets of SST may continue to shrink. Should the net assets of SST become too small to sustain SST, the Fund may have to be liquidated.

    THE REORGANIZATION WILL PROVIDE SHAREHOLDERS WITH POTENTIAL ECONOMIES:


    1. Potential Lower Operating Costs. Operating costs of SST on a post-merger basis will be reduced substantially from the aggregate expense of operating the Merging Funds and SST separately. The merger will enable SST to use its assets more effectively. Because of the Merger and the resulting reduction in the number of shareholder accounts, Fund accounting fees, stock transfer costs, and other shareholder service expenses will be reduced significantly. Management of the Funds believes that annual operating costs will be reduced principally in the following areas: shareholder servicing fees, professional fees, expenses related to reports to shareholders, computer services and data processing expenses, and custodian fees. Management estimates that SST's annual operating expenses will be approximately $700,000 or about $638,000 lower than current total expenses of the four Funds. The estimated reduction in operating costs cannot guarantee profitable operation of SST.

    2. Expense Ratio. The Trustees expect the pro forma expense ratio of SST after the merger to be lower than the expense ratios of the four Funds. There can be no assurance that reductions in expenses will result in profitable operations for SST.

    3. Tax Aspects. The reverse stock split will constitute a recapitalization of SST for tax purposes, but the merger will not qualify as a tax-deferred reorganization under the Internal Revenue Code of 1986, as amended. Shareholders of SAIF, SIF and STGF will recognize gain or loss equal to the difference between the tax bases of their SAIF, SIF or STGF shares surrendered by them in the merger and the fair market value of the SST shares they receive in the exchange. In many cases, the result may be a tax loss rather than a tax gain, but each shareholder must calculate individually their own gain or loss. Such gain or loss will be capital gain or loss for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain or loss depending upon their individual holding periods for the shares surrendered. SST and its shareholders will not recognize gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. SAIF, SIF and STGF will be treated for federal income tax purposes as if they had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had then liquidated. SAIF, SIF and STGF will be able to offset any net gain from this deemed asset sale with their respective capital loss and net operating loss carryovers. The Trustees anticipate that there will be sufficient loss carryovers to offset any net gain recognized by SAIF, SIF or STGF in the merger. SST will not be taxable as a result of the deemed asset sale, nor will its shareholders. Any capital loss and net operating loss carryovers of SAIF, SIF and STGF not used to offset their net gain in the merger will expire. SST, as the surviving single entity, will be able to utilize its separate tax loss carryforwards against ordinary income and capital gains to eliminate or reduce SST's post-merger taxable income. Based upon the past performance of the Funds, there is little likelihood that SST will be able to utilize these tax benefits.


    The attached Joint Proxy Statement and Prospectus has been prepared to give you detailed information about this reorganization.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

    We appreciate your continued support and confidence in our funds.

                                       FOR THE BOARDS OF TRUSTEES
                                                OF
                                       STEADMAN AMERICAN INDUSTRY FUND
                                       STEADMAN ASSOCIATED FUND
                                       STEADMAN INVESTMENT FUND
                                       STEADMAN TECHNOLOGY AND GROWTH FUND

                                       Charles W. Steadman
                                       Chairman of the Boards of Trustees
                                       and President

                        STEADMAN AMERICAN INDUSTRY FUND
                           STEADMAN ASSOCIATED FUND
                           STEADMAN INVESTMENT FUND
                     STEADMAN TECHNOLOGY AND GROWTH FUND
                              1730 K Street, N.W.
                             Washington, D.C. 20006
                                 1-800-424-8570

                  NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                            To Be Held       , 1997

    To the Shareholders:

    Notice is hereby given of Special Meetings of the Shareholders of Steadman American Industry Fund ("SAIF"), Steadman Associated Fund ("SAF"), Steadman Investment Fund ("SIF") and Steadman Technology and Growth Fund ("STGF"), each currently an open-end investment company (collectively, the "Funds"). The
meetings will be held at       Hotel, Washington, D.C. 2000?, at 9:30 a.m.,
Washington, D.C. time, on       , 1997, and any adjournments thereof (the
"Meetings"), for the following purposes:


    1. FOR THE SHAREHOLDERS OF ALL OF THE FUNDS:

       (a) To consider and act upon a proposal to approve the Agreement and
           Plan of Merger dated as of May 2, 1997, as amended             ,
           1997 (the "Merger Agreement"), by and among SAIF, SAF, SIF and STGF whereby SAIF, SIF and STGF will merge into SAF (the "Merger"), which will be renamed Steadman Security Trust ("SST"); and

       (b) To consider and act upon a proposal to ratify the selection of Reznick Fedder & Silverman, P.C. as independent auditors of each Fund and SST after the Merger.

    2. SOLELY FOR THE SHAREHOLDERS OF SAF:

       (a) To elect three Trustees for terms of unlimited duration; and

       (b) To consider and act upon a proposal to ratify and confirm the Amended and Restated Trust Indenture of SST as of May 2, 1997, which provides, among other things, for the change of SST's fundamental investment policy from primarily capital growth and secondarily current income to primarily current income and secondarily to maximize total return.

    Execution of a proxy in the form enclosed also permits the proxy holders to vote, in their discretion, upon such other matters that may come before the Meeting or any adjournment thereof. As of the date of mailing, the Trustees of the Funds are not aware of any other matters that may come before the Meeting.

    The Merger is more fully described in the accompanying Proxy Statement and Prospectus. A copy of the Merger Agreement is attached as Exhibit A thereto. Shareholders of record of SAIF, SAF, SIF and STGF at the close of business on
      , 1997 are entitled to notice of, and to vote at, the Meetings. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Trustees of each of SAIF, SAF, SIF and STGF unanimously recommend a vote in favor of the Merger and for ratification of the selection of Reznick Fedder & Silverman, P.C. as independent auditors to examine the financial statements of each of the Funds for the current fiscal year and for SST after the completion of the Merger. The Trustees of SST also unanimously recommend that SST shareholders elect the persons nominated to serve as Trustees, and ratify and confirm the Amended and Restated Trust Indenture of SST and the change in SST's fundamental investment policy.

    WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                       BY ORDER OF THE BOARDS OF TRUSTEES,

                                       MAX KATCHER, SECRETARY


                                       September __, 1997


                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on the enclosed proxy card; please date and sign the card and return it in the envelope provided. If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" each applicable proposal noticed above. In order to avoid the additional expense and delay of further solicitation, we ask your cooperation in mailing your proxy card promptly so that a quorum may be ensured. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, such proxy cards cannot be voted.

                QUESTIONS AND ANSWERS ABOUT THE PROPOSED MERGER

    1. What is the Merger?

    The Merger proposes to combine four separate funds into a single investment company, the Steadman Associated Fund ("SAF"), whose name will change to Steadman Security Trust ("SST").

    The number of shares of SST issued to shareholders of SAIF, SIF and STGF will be determined on the basis of relative net asset values of SST and each of the other funds. Immediately prior to the merger, SST will declare a reverse stock split of ten to one so that each ten outstanding shares of SST will become one share of SST. The value of the new 10-to-1 shares of SST issued to shareholders of the other funds as a result of the Merger will be equal to the value of shares they held in the other funds on the day before the closing date of the Merger. Shareholders of SST will continue to hold the same number of shares before and after the Merger.

    2. What are the reasons for the Merger?

    After a detailed study of the operations of SAIF, SAF, SIF, and STGF, the Trustees concluded that the Merger would create substantial cost savings and other economies and would provide shareholders with important benefits:

    A. Potential Lower Operating Costs. Operating costs of SST on a post-merger basis will be reduced substantially from the aggregate costs of operating four funds separately. The Merger will enable SST to use its assets more effectively and increase shareholder value by providing a larger pool of funds for investment. Because of the Merger and the resulting reduction in the number of shareholder accounts, Fund accounting fees, stock transfer costs, and other shareholder service expenses will be reduced significantly. The Trustees believe that aggregate annual operating costs will be reduced principally in the following areas: shareholder servicing fees, professional fees, expenses related to reports to shareholders, computer services and data processing fees, and custodian fees. Management estimates that SST annual operating expenses will be about $700,000 or $638,000 lower than total expenses of the current four Funds, approximately $1,338,000. The estimated reduction in operating expenses cannot guarantee profitable operation of SST.

    B. Expense Ratio. The annual operating expenses for each of the Funds as a percentage of average net assets at June 30, 1997 were as follows: SAIF-31.07%, SAF- 12.42%, SIF- 16.47%, and STGF- 41.46%. If the Merger had taken place on June 30, 1997, the Trustees believe that as a result of anticipated savings, the pro forma combined expense ratio of SST would have been 11.27% of net assets at that date. There can be no assurance that reductions in aggregate expenses will result in profitable operations, and it is anticipated that operating expenses of SST after the Merger may exceed net operating income of SST before taking into account capital appreciation, if any.

    C. Tax Aspects. The ten to one reverse stock split of SST will be a recapitalization of SST for federal income tax purposes, but the Merger will not qualify as a tax-deferred reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). SST and its shareholders will not recognize gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. Shareholders of SAIF, SIF and STGF will recognize gain or loss equal to the difference between the tax bases of their SAIF, SIF or STGF shares surrendered by them in the Merger and the fair market value of SST shares they receive in the exchange. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than a tax gain, but each shareholder's gain or loss calculation must be performed individually and shareholders are encouraged to consult with their own tax advisor. SAIF, SIF and STGF will be treated for federal income tax purposes as if they had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had then liquidated. SAIF, SIF and STGF will be able to offset any net gain from this deemed asset sale with their respective capital loss and net operating loss carryovers. The Trustees anticipate that there will be sufficient loss carryovers to offset any net gain recognized by SAIF, SIF or STGF in the Merger. SST will not recognize any gain or loss as a result of the deemed asset sale, nor will its shareholders. Any capital loss and net operating loss carryovers of SAIF, SIF and STGF not used to offset their net recognized gain in the Merger will expire. SST, as the surviving single entity, will be able to utilize its separate tax loss carryforwards against ordinary income and capital gains to eliminate or reduce SST's post-Merger taxable income. Management estimates that after the Merger, a maximum of $5,192,000 of net operating losses and a maximum of $804,000 of capital loss carryovers will be available to be used by SST based upon June 30, 1997 financial statements. If the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above losses which may be used by SST in any one year will be limited by Section 382 of the Code. In addition, other transactions subsequent to the Merger could result in a change in the ownership of SST (combined with the change resulting from the Merger) that causes the loss limitation rules to apply. Assuming that the Merger occurred on June 30, 1997 and that the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above net operating losses and capital loss carryovers that could be used in future periods would be limited to approximately $300,000 annually. Whether any future events will cause imposition of a restriction in tax loss utilization for SST cannot be predicted at this point. Based upon the past performance of the Funds, there is little likelihood that SST will be able to utilize these tax benefits in full.


    3. Who is paying the expenses of the Merger?

    Each of the Funds will bear its proportionate share of the expenses of the Merger of the Funds. It is anticipated that the expenses of the Merger, which include, but are not limited to, legal and accounting fees and expenses, printing, postage, and mailing expenses for over 17,000 shareholder accounts, state blue-sky and SEC filing fees, and expenses relating to electronic filing with the SEC will approximate $393,000, which will lower the net asset value of SST by that sum upon consummation of the Merger.


    4. Who will serve as Trustees of SST?

    Charles W. Steadman, Dr. Paul A. Bowers and Vice Admiral John T. Hayward USN (Ret.) will continue to serve as Trustees along with Paul F. Wagner, William Mark Crain and Richard O. Haase, who have been nominated for election at the shareholders' meeting.

    5. Who will serve as Investment Advisor to SST?

    Steadman Security Corporation is the current investment advisor to each of the funds. It will serve as the investment advisor to SST.

    6. Where can I get further information about SST?

    Call SST at 1-800-424-8570. The Steadman Security Corporation will be pleased to furnish any additional information that you want.

    7. Will this Merger result in any tax liability to any of the funds or to me as a shareholder?

    The Merger will not qualify as a tax-deferred reorganization for federal income tax purposes. The transaction will be treated for federal income tax purposes as if SAIF, SIF and STGF had transferred all of their assets to SST in a taxable transaction, had recognized all built-in gains and losses on those assets, and had distributed SST shares to their respective shareholders in liquidation. The Trustees believe that the capital loss and net operating loss carryovers of SAIF, SIF and STGF will be sufficient to offset any net gain of those entities recognized in the Merger. SST and its shareholders will not recognize any gain or loss as a result of the deemed asset sale. The shareholders of SAIF, SIF and STGF will be deemed to have exchanged their SAIF, SIF and STGF shares for SST shares in a taxable transaction. Such shareholders will recognize gain or loss equal to the difference between their individual tax bases for the SAIF, SIF and STGF shares surrendered and the fair market value of SST shares received. Such gain or loss will be capital for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain or loss depending upon their individual holding periods for the shares surrendered. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than a tax gain, but each shareholder's gain or loss calculation must be determined individually.

    Shareholders of the funds should consult their tax advisors regarding the effect, if any, of the Merger in light of their individual circumstances. Because the foregoing discussion relates only to federal income tax consequences of the Merger, shareholders should also consult their tax advisors as to state and local tax consequences, if any.

    8. When can I redeem my shares?

    Shareholders may redeem their shares in each of the Funds at net asset value at any time by following Fund procedures. Call 1-800-424-8570 to redeem your shares or for more information pertaining to the redemption of your shares.


    Shareholders are directed to read the accompanying Proxy Statement and Prospectus for further information about the Merger and related matters. Additional information about SST is set forth in its accompanying Proxy Statement and Prospectus.

                        STEADMAN AMERICAN INDUSTRY FUND
                            STEADMAN ASSOCIATED FUND
                            STEADMAN INVESTMENT FUND
                      STEADMAN GROWTH AND TECHNOLOGY FUND
------------------------------------------------------------------------------
1730 K Street, N.W.                                             1-800-424-8570
Washington, D.C. 20006                                            202-233-1000


                                PROXY STATEMENT
                                      AND
                                   PROSPECTUS




    This Proxy Statement and Prospectus is furnished to shareholders of Steadman American Industry Fund ("SAIF"), Steadman Associated Fund ("SAF"), Steadman Investment Fund ("SIF") and Steadman Growth and Technology Fund ("STGF") (individually referred to herein as "Fund" and collectively referred to as "Funds") in connection with the solicitation by the Board of Trustees of each of the Funds ("Trustees") of proxies to be used at Special Shareholders' Meetings. The meetings will be held at ___________ Hotel, Washington, D.C. 2000? at 9:30 a.m., Washington, D.C. time, on _______________, 1997, as well as any adjournments thereof (the "Meetings"). Each of the Funds is currently a non-diversified, registered open-end investment company. This Proxy Statement and Prospectus will be mailed to shareholders of the Funds on or about
September __, 1997.

    At the Meetings, shareholders will be asked to consider and vote upon approval of the Agreement and Plan of Merger, dated as of May 2, 1997, as amended ____________, 1997 (the "Merger Agreement"), by and among SAIF, SAF, SIF and STGF (the "Merger"). The Merger Agreement provides for the merger of SAIF, SIF and STGF with and into SAF, which will be renamed Steadman Security Trust ("SST") and with the approval of SST shareholders which will be sought at the Meeting, SST will change its fundamental investment policy from primarily capital growth and secondarily current income to primarily current income and secondarily to maximize total return. As originally drafted, the Merger Agreement provided as a condition to the closing that SAF would convert to a closed-end fund. The Trustees of the Funds have amended the Merger Agreement to remove this condition. As a result of the proposed Merger, each shareholder of SAIF, SIF and STGF will receive that number of SST shares equal in value to that shareholder's pro rata interest in the net assets transferred to SST, as of the Valuation Date (as defined in the Merger Agreement). The proposed Merger provides that immediately prior to the effective date of the Merger, SST will effect a reverse split of its shares so that each ten shares issued and outstanding will be converted to one share of the Fund. The shareholders of SAF, which will become SST, will continue to hold the same number of shares before and after the Merger. The reverse stock split will constitute a tax-free recapitalization of SST, but the Merger will not qualify as a tax deferred reorganization for federal income tax purposes for SAIF, SIF, STGF, or their respective shareholders. See "Approval of the Merger--Tax Aspects of the Merger."

    POSSIBLE REDUCTION IN FUND SIZE--THE COMBINED ASSETS OF THE FUNDS MAY CONTINUE TO SHRINK AFTER THE MERGER BECAUSE THE TRUSTEES ANTICIPATE THAT SST'S OPERATING EXPENSES MAY EXCEED SST'S INCOME. IN ADDITION, SHOULD SHAREHOLDERS INCREASE THE AMOUNT OF REQUESTS TO REDEEM SHARES ABSENT THE SALE OF NEW SHARES, THE NET ASSETS OF SST MAY CONTINUE TO SHRINK. SHOULD THE NET ASSETS OF SST BECOME TOO SMALL TO SUSTAIN SST, THE FUND MAY HAVE TO BE LIQUIDATED.

    To simplify references herein, SAF in most cases will generally be referred to as SST, which will be its post-merger name.

    As of the date of this Prospectus, SST had _______ shares of a single class issued and outstanding pursuant to an Amended and Restated Trust Indenture, dated May 2, 1997 ("Trust Indenture").


    It is anticipated that operating expenses of SST after the Merger may exceed net operating income of the Fund before taking into account capital appreciation, if any.


    The primary investment objective of three of the Funds, SAIF, STGF and SST, is substantially the same--capital growth through the utilization of a broad range of investment vehicles and techniques including, but not limited to, the purchase and sale of put and call options. The realization of current income is secondary to each Fund's efforts in pursuing its goal of capital appreciation. However, the current primary objective of the fourth Fund, SIF, is to seek current income, and secondarily to maximize total return but only consistent with its primary objective. Upon the consummation of the Merger, the new investment policy of SST will be to seek current income and secondarily to maximize the total return but only to the extent consistent with the primary objective. All of the Funds currently employ the same investment management techniques. See "Investment Objectives and Policies."

    In addition, pursuant to the borrowing policy of SAF, SAF may borrow from banks for investment purposes. This borrowing, which is a speculative technique known as leveraging, generally will be unsecured, and is subject to the requirements of the 1940 Act. Following the Merger, the borrowing policy of the Fund will not change. Open-end investment companies are not permitted to issue senior securities. For a more detailed discussion of the Fund's borrowing policy, see "Principal Risk Factors--Borrowing Policy."


    SST has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of shares of SST to be offered to the shareholders of SAIF, SIF and STGF pursuant to the Merger Agreement. This Proxy Statement and Prospectus relating to the Merger also constitutes a Prospectus of SST filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to SST has been prepared by and is the responsibility of SST. Information contained or incorporated by reference herein relating to the SAIF, SIF or STGF has been prepared by and is the responsibility of the respective Fund.


    This Proxy Statement and Prospectus sets forth certain information about SST and the other

Funds that a prospective investor should know before voting on the Merger. The following documents are available without charge upon written request to Steadman Security Company, 1730 K Street, N.W., Washington, D.C. 20006 or by calling the following toll free number 1-800-424-8570: Annual Reports, dated June 30, 1997 for each of the Funds: SAIF, SAF, SIF and STGF.



    Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

    A Statement of Additional Information, dated the date of this Prospectus, relating to the proposed transactions described in this Proxy Statement and Prospectus, has been filed with the SEC and is incorporated by reference herein. Copies of this Statement of Additional Information may be obtained without charge by contacting Steadman Security Corporation ("SSC") at 1730 K Street, N.W., Washington, D.C. 20006 or calling SSC toll free at 1-800-424-8570.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


       This Proxy Statement and Prospectus is dated September __, 1997.

                               TABLE OF CONTENTS

                        PROXY STATEMENT AND PROSPECTUS

AGREEMENT AND PLAN OF MERGER..............................................    7

SYNOPSIS..................................................................    7
 Parties to the Merger....................................................    7
 The Merger...............................................................    7
 Tax Consequences of the Merger...........................................    9
 Investment Objectives and Policies.......................................    9
 Investment Advisory Fee..................................................   10
 Purchases of Shares in the Funds.........................................   10

PRINCIPAL RISK FACTORS....................................................   10
 Performance of the Funds.................................................   10
 Redemption by States.....................................................   11
 Lack of Shareholder Participation in Certain Governance Matters;
  Restrictions on Acquisition.............................................   11
 Absence of Dividends.....................................................   12
 Investment Management Techniques.........................................   12
 Non-Diversified Status...................................................   13
 Borrowing Policy.........................................................   13
 Operating Costs..........................................................   14
 Utilization of Tax Loss Carry Forwards...................................   14
 Non-Qualification of Merger for Tax Deferral.............................   14
 Non-Qualification as a Regulated Investment Company for Tax Purposes.....   15
 Lack of Ability to Increase Net Assets through Share Sales...............   15

APPROVAL OF THE MERGER....................................................   15
 Background...............................................................   15
 The Merger...............................................................   16
 Trustee Approval of the Merger...........................................   17
 Tax Aspects of the Merger................................................   19

CAPITALIZATION TABLE (UNAUDITED)..........................................   20

COMPARATIVE FEE TABLES....................................................   20
 Transaction Charges......................................................   21
 Expenses of the Funds; Pro Forma Projected Operating Expenses............   21
 Example..................................................................   23

PRO FORMA FINANCIAL INFORMATION...........................................   23

FORM OF ORGANIZATION OF THE FUNDS.........................................   30

COMPARISON OF INVESTMENT OBJECTIVES,
 POLICIES AND TECHNIQUES OF THE FUNDS.....................................   30

CONDENSED FINANCIAL INFORMATION
 OF THE FUNDS.............................................................   31
 SAIF
      Management's Discussion of
      Performance of the Fund.............................................   36
 SAF
      Management's Discussion of
      Performance of the Fund.............................................   36
 SIF
      Management's Discussion of
      Performance of the Fund.............................................   37
 STGF
      Management's Discussion of
      Performance of the Fund.............................................   38

DESCRIPTION OF CAPITAL STRUCTURE OF THE FUNDS
 AND SHAREHOLDER RIGHTS...................................................   43
 Special Provisions of SST................................................   43
 Redemption of Shares.....................................................   44

MANAGEMENT OF THE FUNDS...................................................   45

LEGAL PROCEEDINGS.........................................................   46

SELECTION OF INDEPENDENT AUDITORS.........................................   46

ELECTION OF TRUSTEES
 OF STEADMAN ASSOCIATED FUND..............................................   47
 Election of Trustees.....................................................   47
 Committee and Meetings of Trustees.......................................   48
 Interested Persons.......................................................   48
 Compensation of Trustees.................................................   48
 Officers of SST..........................................................   49

RATIFICATION OF AMENDED AND RESTATED
 TRUST INDENTURE OF STEADMAN SECURITY TRUST...............................   49

INFORMATION CONCERNING THE MEETINGS.......................................   51
 The Meetings.............................................................   51
 Record Date; Vote Required; Share Information............................   51
 Proxies..................................................................   52
 Costs of the Solicitation and the Reorganization.........................   52

MISCELLANEOUS.............................................................   52
 Financial Information....................................................   52
 Public Information.......................................................   53

OTHER BUSINESS............................................................   53

PART B: INFORMATION REQUIRED IN A STATEMENT OF
 ADDITIONAL INFORMATION...................................................  B-1

PART C: OTHER INFORMATION.................................................  C-1


Exhibit A--Agreement and Plan of Merger, dated as of May 2, 1997, as amended
        ____________, 1997, by and among Steadman American Industry Fund, Steadman Investment Fund, Steadman Growth and Technology Fund and Steadman Security Trust

Exhibit B--Amended and Restated Trust Indenture of Steadman Security Trust
        (formerly, Steadman Associated Fund) and Declaration of Trust with Amendments through May 2, 1997.

                         AGREEMENT AND PLAN OF MERGER

                                  SYNOPSIS

    Following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. It presents key considerations to assist shareholders of SAIF, SAF, SIF and STGF in determining whether to approve the Merger. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Exhibits hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Exhibits hereto in their entirety.

PARTIES TO THE MERGER


    Each of the Funds, SAIF, SIF, STGF, and SST, is a common law trust, domiciled in the District of Columbia. Each is currently a non-diversified open-end investment company.


THE MERGER

    The Merger Agreement provides for the merger of SAIF, SIF and STGF into SAF, which will be named SST. Each shareholder of SAIF, SIF and STGF will receive that number of SST shares equal in value to his pro rata interest in the net assets transferred to SST as of the Valuation Date (as defined in the Merger Agreement). Cash will be paid in lieu of fractional shares. The Merger Agreement provides that immediately prior to the effective date of the Merger SST will effect a reverse stock split so that each ten shares issued and outstanding will be converted into one share of the Fund.


    The Trustees of each Fund, including Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), as that term is defined in the 1940 Act, have concluded that the Merger is in the best interests of each of the Funds and their shareholders. They also believe that the interests of existing shareholders will not be diluted as a result of the Merger except for expenses of the Merger, which will be shared proportionately by the Funds. The Trustees unanimously recommend approval of the Merger by the shareholders of each Fund.


    The Trustees' recommendation is based on the following conclusions:


    First, operating costs of the Funds will be reduced substantially from the aggregate costs of operating the four funds functioning separately. However, it is anticipated that operating expenses of SST after the Merger may exceed net operating income of the Fund before taking into account capital appreciation, if any. The Merger may enable SST to use its assets more effectively and increase shareholder value by providing a larger pool of funds for investment. Fund professional fees, stock transfer costs, and other shareholder service expenses will be reduced significantly. The Trustees believe that aggregate annual operating costs will be reduced principally in the following areas: shareholder servicing fees, professional fees, expenses related to reports to shareholders, computer services and data processing expenses, and custodian fees. Management of the Funds estimates that SST annual operating expenses will be approximately $700,000 which is $638,000 lower than total aggregate expenses of the current four Funds. The estimated reduction in operating expenses cannot guarantee profitable operation of SST.

    Second, the annual operating expenses for each of the Funds as a percentage of average net assets at June 30, 1997 were as follows:
SAIF-31.07%, SAF-12.42%, SIF- 16.47% and STGF-41.46%. If the Merger had taken place on June 30, 1997, the Trustees believe that as a result of anticipated savings, the pro forma combined expense ratio of SST would have been 11.27%. There can be no assurance, however, that reductions in expenses will result in profitable operations, and it is anticipated that operating expenses of SST after the Merger may exceed net operating income of SST before taking into account capital appreciation, if any.

    Third, the reverse stock split of SST will constitute a recapitalization of SST, but the Merger will not qualify as a tax-deferred reorganization under the Internal Revenue Code of 1986, as amended (the "Code"). SST and its shareholders will not recognize any gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. Shareholders of SAIF, SIF and STGF will recognize gain or loss equal to the difference between the tax bases of their SAIF, SIF or STGF shares surrendered by them in the Merger and the fair market value of SST shares they receive in the exchange. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than a tax gain, but each shareholder's gain or loss calculation must be determined individually and shareholders are encouraged to consult their own tax advisor. SAIF, SIF and STGF will be treated for federal income tax purposes as if they had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had then liquidated. SAIF, SIF and STGF will be able to offset any net gain from this deemed asset sale with their respective capital loss and net operating loss carryovers. The Trustees anticipate that there will be sufficient loss carryovers to offset any net gain recognized by SAIF, SIF or STGF in the Merger. SST will not recognize any gain or loss as a result of the deemed asset sale, nor will its shareholders. Any capital loss and net operating loss carryovers of SAIF, SIF and STGF not used to offset their net gain in the Merger will expire. SST, as the surviving single entity, will be able to utilize its separate tax loss carryforwards against ordinary income and capital gains to eliminate or reduce SST's post-merger taxable income. Management estimates that after the Merger, a maximum of $5,192,000 of net operating losses and a maximum of $804,000 of capital loss carryovers will be available to be used by SST based upon June 30,1997 financial statements. If the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above losses which may be used by SST in any one year will be limited by
Section 382 of the Code. In addition, other transactions subsequent to the Merger could result in a change in the ownership of SST (combined with the change resulting from the Merger) that causes the loss limitation rules to apply. Assuming that the Merger occurred on June 30, 1997 and that the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above net operating losses and capital loss carryovers that could be used in future periods would be limited to approximately $300,000 annually. Whether any future events will cause imposition of a restriction in tax loss utilization for SST cannot be predicted at this point. Based upon the past performance of the Funds, there is little likelihood that SST will be able to utilize these tax benefits in full. See "Approval of the Merger--Trustees Approval of the Merger" and "Tax Aspects of the Merger." If the Merger is not approved by the shareholders of each of the Funds, the Funds will continue in existence, and the Trustees of each Fund will determine whether to pursue alternative actions.

    Approval of the Merger will require the affirmative vote of a majority of the outstanding shares of each Fund, voting separately, represented in person or by proxy at the Meetings. The Trustees of each Fund recommend a vote "FOR" the Merger. See "Information Concerning the Meetings--Record Date; Vote Required; Share Information."


TAX CONSEQUENCES OF THE MERGER


    The reverse stock split of SST will constitute a tax-free recapitalization of SST, but the Merger will not qualify as a tax-deferred reorganization for federal income tax purposes. The transaction will be treated for federal income tax purposes as if SAIF, SIF and STGF had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had distributed SST shares to their respective shareholders in liquidation. The Trustees believe that the capital loss and net operating loss carryovers of SAIF, SIF and STGF will be sufficient to offset any net gain of those entities recognized in the Merger. Loss carryforwards of SAIF, SIF and STGF not utilized in the Merger will expire, but SST will be able to use its separate loss carryforwards after the Merger. SST and its shareholders will not recognize any gain or loss as a result of the deemed asset sale and liquidation. The shareholders of SAIF, SIF and STGF will be deemed to have exchanged their SAIF, SIF and STGF shares for SST shares in a taxable transaction. Such shareholders will recognize gain or loss equal to the difference between their individual tax bases for the SAIF, SIF and STGF shares surrendered and the fair market value of SST shares received. Such gain or loss will be capital for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain depending upon their individual holding periods for the shares surrendered. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than a tax gain, but each shareholder's gain or loss calculation must be performed individually and shareholders are encouraged to consult with their own tax advisor.


INVESTMENT OBJECTIVES AND POLICIES


    Three of the Funds (SAIF, STGF and SST) share a common investment objective, which is capital growth through the use of a broad range of investment vehicles and techniques including, but not limited to, purchase and sale of put and call options. The realization of current income is secondary to each Fund's efforts in pursuing its goal of capital appreciation. The current primary investment objective of the fourth Fund, SIF, however, is to seek current income, and secondarily to maximize total return consistent with its primary objective. Upon the consummation of the Merger, the new investment objective of SST will be to seek current income and secondarily to maximize the total return but only to the extent consistent with its primary objective. All of the Funds employ the same investment management techniques. For a discussion of the changes in the investment portfolio as a result of the change in investment policy, see "Ratification of Amended and Restated Trust Indenture of Steadman Security Trust."


    Shareholders of the Funds should consider these similarities and differences in investment objectives and policies of the Funds. See "Comparison of Investment Objectives and Techniques of the Funds."

INVESTMENT ADVISORY FEE


    Each Fund obtains investment management services from the same investment advisor, SSC, pursuant to substantially similar investment advisory agreements. A management fee is payable to the investment advisor monthly and is computed on the net asset value of the Fund. Each Fund pays a management fee at the annual rate of 1% of the first $35 million of net assets, 0.875% of the next $35 million and $0.75% on all assets more than $70 million. Upon effectiveness of the Merger, SSC will continue to provide investment advisory services to SST pursuant to its existing Investment Advisory Agreement.


    None of the Funds has a separate service and/or distribution plan pursuant to Rule 12b-1 under the 1940 Act.

PURCHASES OF SHARES IN THE FUNDS


    SAIF, SIF and STGF have not accepted new subscriptions for shares since May, 1988. Shares of SAF were available for purchase under a Prospectus dated January, 1996 through October 31, 1996. The Trustees of SST intend to explore the possibility of adopting a new plan of distribution to offer new shares after the Merger. Should SST decide to undertake the sale of new shares, SST will incur addition costs to keep Fund securities registered for sale in a continuous offering with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the "Blue Sky" or state securities laws of states in which the Fund determines to sell. No assurance can be given that SST will offer new shares, or that if offered, SST will be able to sell new shares.


                            PRINCIPAL RISK FACTORS

    In evaluating whether to approve the Merger, shareholders should carefully consider the following summary of risk factors relating to SST in addition to the other information set forth in this Proxy Statement and Prospectus.

PERFORMANCE OF THE FUNDS


    The historical performance of each of the Funds during the past ten years has been substantially less than the performance of the Standard & Poor's 500 Stock Index for the same period. (See "Management's Discussion of Performance of the Funds").

    The following table shows performance of each Fund (which does not include reinvestment of distributions).

                                                  PER SHARE    PERCENTAGE
                                                  NET ASSET     INCREASE
FUND     BEGINNING DATE    PRICE    ENDING DATE     VALUE      (DECREASE)
----     --------------    -----    -----------   ---------    ----------
[S]      [C]               [C]      [C]           [C]          [C]
SAIF        2/1/86         $2.89     06/30/97       $0.72        (75.0%)
SAF        10/1/86         $0.82     06/30/97       $0.76         (7.3%)
SIF         1/1/86         $1.46     06/30/97       $0.85        (41.8%)
STGF        1/1/86         $5.06     06/30/97       $0.68        (86.6%)


    From January 1, 1986, through June 30, 1997, the Standard & Poor's 500 Stock Index increased by 341% from 202.83 to 895.20 (which does not include the reinvestment of dividends). Except for (a) SAF which paid a dividend in 1986, 1987, and 1989 and made a capital distribution in 1988 and (b) SIF which paid a dividend in 1988, none of the Funds paid dividends or made distributions to shareholders during those years. There can be no assurance that as a result of the Merger, performance of SST will differ from past performance of the Funds. For comparisons of financial information after the Merger, the historical financial information of SIF will be used as SIF will be deemed the surviving Fund for accounting purposes.


REDEMPTION BY STATES


    In 1993, the Funds entered into a Settlement Agreement with approximately 47 states with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that forty-three of these jurisdictions ("Shareholder States") will not request redemption of their shares until February 14, 1998. The Shareholder States currently own shares in the Funds, which have a net asset value of approximately $1 million. The Shareholder States are represented by the Unclaimed Property Clearing House ("UPCH"). In July 1997, at the request of the UPCH, the Funds unconditionally agreed to remove the restriction on the redemption of shares and to redeem prior to the Merger all of the shares of the Funds owned by the Shareholder States upon their request. The Shareholder States do not have any rights, priorities, or preferences regarding redemption of Fund shares that differ from any other shareholder of the Funds. If all the Shareholder States redeem all of their shares, the net asset value of SST after the Merger would be reduced by approximately $1 million. This reduction in net assets, absent an corresponding reduction in expenses, would result in an increase in the expense ratio of the Fund.

Lack of Shareholder Participation in Certain Governance Matters; Restrictions on Acquisition

    Certain existing provisions of the Amended and Restated SST Trust Indenture help maintain the continuity and stability of the Fund. An existing provision of the trust indenture of SAF permits the Trustees to not issue shares to a person if such issuance would cause the person to become an "affiliated person" of the Fund within the meaning of
Section 2 of the 1940 Act. This provision generally gives the Trustees the ability to limit the amount of SAF shares owned at any one time by any one person to 5% of SAF shares. The Amended and Restated Trust Indenture of SST retains this provision. Additional provisions include unlimited terms for trustees, limitations on the ability of shareholders to remove trustees, limitations on the calling of special meetings, and non-cumulative voting in the election of trustees. See "Description of Capital Structure of the Funds and Shareholders Rights--Special Provisions of SST."

    These provisions render removal of trustees, management, and the investment advisor more difficult. The Trustees, however, concluded that potential benefits of the provisions outweigh possible disadvantages. They believe such provisions encourage the trustees, management, and the investment advisor to consider the long-term prospects of the Fund as well as the short term. Not redeeming your shares prior to the Merger will result in the above provisions applying to all shareholders should the Merger be consummated and the Amended and Restated Trust Indenture be approved by shareholders of SST at the Meeting.


ABSENCE OF DIVIDENDS

    SAIF and STGF have not paid a dividend or made a capital distribution for at least ten years. SAF has not paid a dividend or made a capital distribution since 1989 and SIF has not paid a dividend or made a capital distribution since 1988. See "Condensed Financial Information of the Funds." Following the Merger of the Funds, SST does not anticipate paying any cash dividends or distributions in the foreseeable future.

INVESTMENT MANAGEMENT TECHNIQUES


    An investment in SST involves greater risk than an investment in many other mutual funds because the investment objectives and policies of SST afford management wide possible latitude in choosing investment vehicles and techniques. This latitude is greater than that afforded many other investment companies. Many of the vehicles and techniques--including but not limited to option activities, investment in foreign securities, borrowing to increase investment funds, and short-selling--are highly specialized and involve significant risks. For a full discussion of the risks attendant to particular investments and techniques, please refer to the Statement of Additional Information. Use of such techniques may also produce higher (100% or more) than normal portfolio turn-over which will generate additional brokerage commissions and expenses for SST. Moreover, SST is not restricted from making investments in real estate, precious metals, oil and gas limited partnerships, or commodities and commodities contracts (including futures contracts), all of which are considered speculative. Currently, SST and two of the Funds, SAIF and STGF, share the same investment objective and techniques; while SIF's principal objective is different--to seek current income rather than capital growth--all four Funds use the same investment techniques. Upon completion of the Merger, the primary investment objective of SST will change to seek current income and secondarily to maximize the total return, but only to the extent consistent with its primary objective. For a discussion of the changes in the investment portfolio following the Merger as a result of the change in investment policy, see "Ratification of Amended and Restated Trust Indenture of Steadman Security Trust."

NON-DIVERSIFIED STATUS


    The classification of SST as a "non-diversified" investment company means that the proportion of assets of SST that may be invested in securities of a single issuer is not limited by the 1940 Act. A "diversified investment company" is required by the Investment Company Act of 1940 generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. Moreover, SST has not elected to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code. Thus, unlike many mutual funds, it is not restricted by certain diversification requirements imposed by the Code. A relatively high percentage of SST's assets may be invested in obligations of a limited number of issuers, some of which may be within the same economic sector. Therefore, SST's portfolio will be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.

BORROWING POLICY

    The Fund's borrowing policy will not change as a result of the Merger. SAF's current borrowing policy is that SAF may borrow from banks for investment purposes. This borrowing, which is a speculative technique known as leveraging, generally will be unsecured, except to the extent SAF enters into reverse repurchase agreements described below. The 1940 Act required SAF to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, SAF is required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of SAF's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. SAF also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

    Among the forms of borrowing in which SAF may engage is the entry into reverse repurchase agreements with members of the New York Stock Exchange (or subsidiaries thereof), members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. These transactions involve the transfer by SAF of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. SAF retains the right to receive interest and principal payments on the security. At an agreed upon future date, SAF repurchases the security at principal, plus accrued interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. SAF will maintain in a segregated custodial account cash, cash equivalents or U.S. government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by

SAF. These agreements, which are treated as if reestablished each day, are expected to provide SAF with a flexible borrowing tool. As an open-end investment company, SAF is prohibited from issuing senior securities.

OPERATING COSTS

    The Merger will create economies that will substantially reduce operating costs of the four Funds, but SST will still have a high ratio of expenses to average net assets relative to other funds because of its small size. It is anticipated that operating expenses of SST after the Merger may exceed net operating income of the Fund before taking into account capital appreciation, if any. The result may be continuing operating losses.


UTILIZATION OF TAX LOSS CARRY FORWARDS


    Although SST will be able to use its existing net operating loss and capital loss carryforwards each year against income earned by SST, there can be no assurance that sufficient income will be earned to utilize in their entirety the loss carryforwards which are available, as the ability to use certain loss carryforwards will expire on specific dates in the future. In addition, the Merger is not a tax-deferred reorganization for federal income tax purposes. As a result, the loss carryforwards of SAIF, SIF and STGF will not be available to offset SST income after the Merger. Management estimates that after the Merger, a maximum of $5,192,000 of net operating losses and a maximum of $804,000 of capital loss carryovers will be available to be used by SST based upon June 30, 1997 financial statements. If the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above losses which may be used by SST in any one year will be limited by Section 382 of the Code. In addition, other transactions subsequent to the Merger could result in a change in the ownership of SST (combined with the change resulting from the Merger) that causes the loss limitation rules to apply. Assuming that the Merger occurred on June 30, 1997 and that the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above net operating losses and capital loss carryovers that could be used in future periods would be limited to approximately $300,000 annually. Whether any future events will cause imposition of a restriction in tax loss utilization for SST cannot be predicted at this point. Based upon the past performance of the Funds, there is little likelihood that SST will be able to utilize these tax benefits in full.


NON-QUALIFICATION OF MERGER FOR TAX DEFERRAL


    Shareholders of SAIF, SIF, and STGF will have a fully taxable exchange when they surrender their shares in exchange for SST shares. Their individual gain or loss will be measured by the difference between the tax bases of their SAIF, SIF and STGF shares they surrender and the fair market value of SST shares they receive. Each shareholder's computation of gain or loss will depend on his specific circumstances regarding factors such as share basis, holding period, and income, gain, loss or deductions in the year of the exchange which may be wholly unrelated to the Merger. Although many SAIF, SIF and STGF shareholders may recognize tax losses in the exchange, some shareholders may have net income as a result of the exchange. In addition, if the exchange creates a recognized capital loss for a shareholder, the shareholder may be subjected to restrictions on use of that recognized capital loss. Shareholders are encouraged to consult their own tax advisor regarding the individual tax consequences of the transactions described in this Proxy Statement and Prospectus.


Non-Qualification as a Regulated Investment Company for Tax Purposes


    SST, the entity surviving the Merger, is not expected to qualify for special federal income tax rules applicable to electing qualified regulated investment companies. While this factor permits SST to utilize certain loss carryforwards, it will not be able to take advantage of certain potentially favorable tax rules applicable to electing qualified regulated investment companies.

LACK OF ABILITY TO INCREASE NET ASSETS THROUGH SHARE SALES

    All of the Funds are currently registered as open-end investment companies under the 1940 Act. Open-end investment companies issue redeemable securities. The holders of these securities have the right to surrender, effectively at any time, all, or any part of their shares in the open-end fund and obtain their proportionate share of the value of the fund's net assets (sometimes referred to as the "net asset value") less any redemption fee. This has been the way the Funds have operated since their inception.

    Currently, none of the four Funds continuously offers its shares, even though continuously offering shares is standard procedure for open-end funds. Shareholders thereby lose the possible benefit of an expanding pool of money from the sale of additional shares, which SST as an open-end fund would have to invest. As a practical matter, however, SST has no principal underwriter. It does not, and has not, actively marketed its securities over the past several years, and infrequently sold new shares. The Trustees of SST intend to explore the possibility of adopting a new plan of distribution to offer new shares after the Merger. Should SST decide to undertake the sale of new shares, SST will incur addition costs to keep Fund securities registered for sale in a continuous offering with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the "Blue Sky" or state securities laws of states in which the Fund determines to sell. No assurance can be given that SST will offer new shares, or that if offered, SST will be able to sell new shares.

    Currently, the investment base of the Funds is generally static although the Funds frequently receive requests for small redemptions. Should shareholders increase the amount of requests to redeem shares after the Merger, and should SST be unable to sell new shares, the net assets of SST may continue to shrink. Should the net assets of SST become too small to sustain SST, the Fund may have to be liquidated.

                            APPROVAL OF THE MERGER

                                 PROPOSAL NO. 1
                 (TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS)

BACKGROUND


    The Trustees of the Funds reviewed operations of each Fund with a view to determining how best to reduce costs of operation, increase asset value and enhance investment opportunities while preserving the investment objectives of the Funds. The Trustees concluded that it has become increasingly difficult for small funds to compete, especially because of operating costs which must be incurred by each Fund. Among other things, the Trustees concluded that by merging the Funds into a single fund, SST, significant economies of scale can be achieved to reduce costs.


    Accordingly, the Trustees unanimously recommend that shareholders approve the Merger as set forth in the Merger Agreement. This Agreement provides, among other things, that the shareholders of each of the Funds must approve the Merger. If the Merger is not approved, the Trustees will take such further action as they, in their discretion, deem necessary or advisable.

THE MERGER

    The following summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus. The Merger Agreement contemplates a reorganization whereby SIF, SAIF and STGF (the "Merging Funds") will merge into SST, and SST will survive the Merger.

    Shareholders of the Merging Funds will receive shares of SST determined by dividing the net asset value of each of the Merging Fund's shares by the net asset value of SST's shares as of the Valuation Date, which is defined in the Merger Agreement as the business day preceding the Closing Date. In addition, on the Valuation Date, SST will effect a reverse split so that each ten issued and outstanding shares of SST will become one share.


    The Merger will be effective ten days after all shareholder and regulatory approvals have been received by the Funds. The Amended and Restated Trust Indenture of SST will be the Trust Indenture of the surviving Fund, and the Trustees of SST will be the Trustees of the surviving Fund.

    The consummation of the Merger is subject to conditions set forth in the Merger Agreement. Without limitation, the conditions include approval of the Merger by shareholders of the Merging Funds and of SST, and ratification by shareholders of SST of the Restated and Amended Trust Indenture of SST, which provides for the change in the investment policy of SST.

    Notwithstanding approvals of shareholders of the Funds, the Merger may be terminated at any time prior to the Closing: (a) by the mutual written consent of all of the Funds, or (b) by either SST or the Merging Funds if (i) the other party fails to perform in any material respect its agreements in the Merger Agreement required to be performed on or prior to the Closing Date, (ii) SST or the

Merging Funds, respectively, materially breaches or shall have breached any of its representations, warranties or covenants contained in the Merger Agreement, or (iii) any other condition precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


    Termination of the Merger Agreement will end all obligations of the parties thereto without liability except that any party in breach of the Merger Agreement, upon demand, will reimburse the other party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement, including legal, accounting and filing fees.

    Approval of the Merger will require the vote specified below in "Information Concerning the Meetings--Record Date; Vote Required; Share Information." If the Merger is not approved by the shareholders of the Funds, the Trustees of the Funds will consider other possible courses of action.

TRUSTEE APPROVAL OF THE MERGER


    At meetings held on May 2, 1997, the Trustees of SAIF, SAF, SIF and STGF, including the Independent Trustees, unanimously approved the Merger and the Merger Agreement, determined that the Merger is in the best interests of each of the Funds and their shareholders, and resolved to recommend that shareholders vote for approval of the Merger. The Trustees of SAF further resolved to change the Fund's name to Steadman Security Trust upon the Merger, to change SST's fundamental investment policy from primarily capital growth and secondarily current income to primarily current income, and secondarily to maximize total return, and to recommend the latter changes to the shareholders of SST for their approval. The Trustees further determined that the Merger would not result in dilution of any shareholders' interest in any Fund.

    In evaluating the Merger, the Trustees requested and reviewed materials which included financial statements as well as other written information regarding each of the Funds and their personnel, operations, and financial condition. The Trustees also considered information with respect to the relative historical performance of the Funds. In addition, the Trustees reviewed and discussed the terms and provisions of the investment advisory agreements pursuant to which SSC provides investment management services to the Funds.

    In making their determination to approve the Merger, the Trustees of the Funds gave careful consideration to the following factors: the investment objective of each of the Funds; the cost savings to each of the Funds; the ability to use the resources of the Funds more effectively; the potential for increasing shareholder value; the potential for increasing the return on investments; the terms and conditions of the Merger Agreement; and the fact that the Merger will not qualify as a tax-deferred reorganization under the Code. Also, the Merger would afford the shareholders of SST the continued capabilities and resources of SSC in investment management and shareholder servicing.

    A. Potential Lower Operating Costs. Operating costs of SST on a post-merger basis will be substantially reduced from the aggregate cost of operating the four funds separately. The Merger will enable SST to use its assets more effectively to increase shareholder value by providing a larger pool of funds for investment. Because of the Merger and the resulting reduction in the number of shareholders' accounts, Fund accounting fees, stock transfer costs, and other shareholder service expenses will be significantly reduced. Based upon management's analysis of the Funds, the Trustees believe that the aggregate annual operating expenses of the four Funds, which amounted to approximately $1,338,000 for the year ended June 30, 1997, would be reduced to approximately $700,000 if the Merger had taken place June 30, 1997. These savings will be achieved principally in the following areas: shareholder servicing fees, professional fees, expenses related to reports to shareholders, computer services and data processing expenses, and custodian fees. Reduced expenses will, however, not necessarily result in profitable operations for SST. See "Comparative Fee Tables--Expenses of the Funds; Pro Forma Expenses." Furthermore, due to the size of SST after the Merger, and the anticipated portfolio income, SST may continue to suffer operating losses and will need to rely upon capital appreciation of its portfolio securities to be profitable. There is no assurance that the portfolio securities will have capital appreciation in a sufficient amount to offset any operating losses, if the portfolio securities have any capital appreciation at all.



    B. Investment Policy. Three of the Funds have as their stated investment policy the same objective: primarily capital appreciation. The fourth Fund, SIF, has the primary investment objective of current income. The net assets of the four constituent funds, as of June 30, 1997, ranged from approximately $348,000
(STGF) to $976,000 (SAIF) to $1,634,000 (SIF) and $4,397,000 (SAF). By combining these resources in a single fund with pro forma net assets at June 30, 1997 of $6,264,560 (assuming redemptions by the Shareholder States) and changing SST's primary investment objective from capital appreciation to current income, the Trustees believe that the shareholders will benefit from the greater resources available to enable a wider range of investment and greater flexibility in managing this portfolio.

    C. Federal Tax Aspects. The reverse stock split of SST will constitute a recapitalization of SST, but the Merger will not qualify as a tax-deferred reorganization for federal income tax purposes. SST and its shareholders will not recognize gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. The Merger transaction will be treated for federal income tax purposes as if SAIF, SIF and STGF had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had distributed SST shares to their respective shareholders in liquidation. The Trustees believe that the capital loss and net operating loss carryovers of SAIF, SIF and STGF will be sufficient to offset any net gain of those entities recognized in the Merger. The loss carryforwards of SAIF, SIF and STGF not utilized in the Merger will expire, but SST, as the surviving single entity, will be able to utilize its separate tax loss carryforwards after the Merger. Based upon the past performance of the Funds, there is little likelihood that SST will be able to utilize these tax benefits. SST and its shareholders will not recognize any gain or loss as a result of the deemed asset sale and liquidation. The shareholders of SAIF, SIF and STGF will be deemed to have exchanged their SAIF, SIF and STGF shares for SST shares in a taxable transaction. Such shareholders will recognize gain or loss equal to the difference between their individual tax bases for the SAIF, SIF and STGF shares surrendered and the fair market value of SST shares received. Such gain or loss will be capital for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain or loss depending upon their individual holding periods for the shares surrendered. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than tax gain, but each shareholder's gain or loss calculation must be performed individually and shareholders are encouraged to consult their own tax advisor.

    Based upon the foregoing considerations, the Trustees of each of the Funds, including the Independent Trustees, unanimously approved the Merger. They determined that the Merger is in the best interests of each of the Funds and their shareholders. The Trustees further determined that the Merger would not result in dilution of any shareholders' interest, and that because of the Merger, an increase in the asset base of SST should benefit the shareholders because of the economies of scale available to a larger fund.


TAX ASPECTS OF THE MERGER


    The following discussion summarizes certain of the material federal income tax consequences of the Merger. It is intended to provide only a general summary and does not include a complete analysis of all potential federal income tax consequences or consequences that are contingent upon individual circumstances, such as the taxpayer being subject to certain special provisions of the Code. This discussion does not address any aspects of state, local, or foreign tax laws or any federal tax laws other than those pertaining to income tax.


    None of the Funds has requested a ruling from the Internal Revenue Service (the "Service") with respect to any of the matters discussed in this summary. It is unlikely that the Service would be willing to issue a ruling regarding the Merger. However, the Funds have received an opinion letter from Manatt, Phelps & Phillips, LLP, as "Tax Counsel" regarding certain material federal income tax consequences of the Merger. This summary, however, is not an opinion of Tax Counsel or tax advice and does not in any way constitute an assurance that the federal income tax consequences discussed herein will be accepted by the Service or the courts.


    The opinion of Tax Counsel provides that the reverse stock split of SST will constitute a recapitalization of SST, but the Merger will not qualify as a tax-deferred reorganization for federal income tax purposes. SST and its shareholders will not recognize gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. The Merger transaction will be treated for federal income tax purposes as if SAIF, SIF and STGF had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had distributed SST shares to their respective shareholders in liquidation. Capital loss and net operating loss carryovers of SAIF, SIF and STGF may be utilized to offset any net gain of those entities recognized in the Merger. SST and its shareholders will not recognize any gain or loss as a result of the deemed asset sale and liquidation. The shareholders of SAIF, SIF and STGF will be deemed to have exchanged their SAIF, SIF and STGF shares for SST shares in a taxable transaction. Such shareholders will recognize gain or loss equal to the difference between their individual tax bases for the SAIF, SIF and STGF shares surrendered and the fair market value of SST shares received. Such gain or loss will be capital for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain or loss depending upon their individual holding periods for the shares surrendered. The loss carryforwards of SST will survive the Merger for use in the post-Merger period, but the loss carryforwards of SAIF, SIF and STGF will not. If the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above losses that may be used by SST in any one year will be limited. In addition, other transactions subsequent to the Merger could result in a change in ownership of SST (combined with the change resulting from the Merger) that causes the loss limitation rules to apply. Whether any future events will cause imposition of a restriction in tax loss utilization for SST cannot be predicted at this point. Based on certain representations to Tax Counsel, the Merger itself will not constitute an "ownership change" for SST within the meaning of Section 382 of the Code.


    The foregoing discussion of the expected federal income tax consequences of the Merger and the opinion of Tax Counsel are based on current authorities. The opinion of Tax Counsel has no binding effect or official status, and no assurance can be given that the conclusions reached in the opinion would be sustained by a court if contested by the Service. There is no assurance that legislative or administrative changes or court decisions may not be forthcoming that would significantly change these expected consequences. Any such changes may or may not be retroactive with respect to transactions prior to the date of those changes. The opinion of Tax Counsel is also based on certain factual assumptions and factual representations to Tax Counsel by the Funds. The opinion of Tax Counsel could change if such assumptions and representations proved to be inaccurate.

    THE SUMMARY FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. IT DOES NOT CONSTITUTE TAX ADVICE OR AN OPINION OF TAX COUNSEL. EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND THE MERGER APPLICABLE TO HIM OR HER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS.

                        CAPITALIZATION TABLE (UNAUDITED)

    The table below sets forth the capitalization of the Funds and indicates the pro forma combined capitalization of SST as of June 30, 1997 as if the Merger had occurred on that date, the reverse split of ten for one had taken place, and all shares held by the Shareholder States had been redeemed.



                                                                              SHARES       SHARES
                                                                            OUTSTANDING  OUTSTANDING   NET ASSET
                                                                              BEFORE        AFTER        VALUE
                                                                NET ASSETS    MERGER       MERGER      PER SHARE
                                                                ----------  -----------  -----------  -----------
     SAIF.....................................................  $  976,097   1,346,814        N/A      $    0.72
     SAF......................................................   4,396,984   5,768,032        N/A           0.76
     SIF......................................................   1,633,890   1,928,494        N/A           0.85
     STGF.....................................................     348,158     510,386        N/A           0.68
     SST Pro Forma(1)(2)......................................   6,264,560       N/A        772,392         8.11

------------------------

(1) Gives effect to the redemption of approximately $1.0 million of shares by the Shareholder States.

(2) Gives effect to the 10 to 1 reverse stock split. At June 30, 1997, 100,565 shares, 453,395 shares, 180,199 shares, and 38,223 shares of SST would have been issued to the holders of shares of SAIF, SAF, SIF, and STGF, respectively, as a result of the Merger.



                             COMPARATIVE FEE TABLES

TRANSACTION CHARGES



    Because each Fund is a no-load fund, shareholders are not required to pay any sales charges or other fees in connection with the purchase of shares in any of the Funds. Moreover, because there is no current Prospectus available for SAIF, SIF or STGF, shares in these funds have not been offered or sold to the public since May, 1988. Shares of SAF were available for purchase under a Prospectus dated January 1, 1996 through October 31, 1996.



EXPENSES OF THE FUNDS; PRO FORMA PROJECTED OPERATING EXPENSES


     The Funds each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services; and those expenses are reflected in the net asset value per share of each Fund. The following calculations are based on the expenses of each Fund for the year ended June 30, 1997. These amounts are shown as a percentage of the average net assets of each Fund for such periods.

                      PRO FORMA FEE TABLE FOR SHAREHOLDERS
                           OF SAIF, SAF, SIF AND STGF
                        AS OF JUNE 30, 1997 (UNAUDITED)

                                                                                                  PRO FORMA
                                                                                                     FOR
                                                    SAIF        SAF         SIF         STGF         SST
                                                 ----------  ----------  ----------  ----------  -----------
Shareholder Transaction Expenses...............         -0-         -0-         -0-         -0-         -0-
Investment Advisory Fees.......................        1.00%       1.00%       1.00%       1.00%       1.00%
Custodian Fees.................................        0.20%       0.14%       0.12%       0.30%       0.06%
Miscellaneous..................................        0.86%       0.51%       0.57%       1.71%       0.78%
Annual Fund Operating Expenses (as a percentage
  of average net assets at June 30, 1997)......       31.07%      12.42%      16.47%      41.46%      11.27%(1)
Merger Expenses................................  $   34,493  $  164,490  $   54,392  $   12,515         N/A
                                                 ----------  ----------  ----------  ----------  -----------
                                                 ----------  ----------  ----------  ----------  -----------
Total Annual Operating Expenses................  $  325,398  $  561,692  $  280,048  $  171,210   $ 700,238(1)
                                                 ----------  ----------  ----------  ----------  -----------
                                                 ----------  ----------  ----------  ----------  -----------

------------------------

(1) Excludes expenses relating to the Merger.



    Based on management's analysis, the Trustees believe that the principal aggregate operating expenses of the four Funds, which totaled approximately $1,338,000 for the year ended June 30, 1997, would have been reduced by $638,000 to about $700,000 if the Merger had taken place on that date (excluding expenses related to the Merger). The pro forma statement of SST is based on the following assumptions: (1) assets of SST post-Merger are $6.3 million due to (a) Shareholder States, which currently hold approximately $1.0 million of shares, redeeming all shares then held and (b) the payment of cash in lieu of fractional shares as a result of the 10 for 1 reverse stock split and no other shareholders receiving cash in lieu of fractional shares resulting in a total reduction in assets of SST of $40,000; (2) no other shareholders redeem their shares prior to the Merger; (3) as a result of the decrease in the number of shareholder accounts from a pre-merger total of approximately 17,000 accounts to a post-Merger total of approximately 10,000 accounts, annual shareholder servicing fees, which include record management and transfer services, will be reduced from an aggregate pre-Merger total of $302,006 to a post-Merger total of $186,423, resulting in annual savings of $115,583; (5) salaries and employment benefits will be reduced from an aggregate pre-Merger total of $338,098 to a post-Merger total of $275,000, resulting in savings of $63,098 because fewer employees will be needed after the Merger; (6) professional fees (not including professional fees incurred as a result of the Merger) were reduced from an aggregate pre-Merger total of $169,400 to a post-Merger total of $30,000 based upon anticipated needs for accounting, legal, and other professional services, resulting in savings of $139,400; (7) the expense of preparing, printing, and mailing reports to shareholders (including annual reports and semi-annual reports) will be reduced from a pre-Merger total of $33,649 to a post-Merger total $8,000, resulting in savings of $25,649 due to the reduction in the number of shareholder accounts; (7) the expense for computer services, including outside data processing services, will be reduced from an aggregate pre-Merger total of $16,776 to a post-Merger total of $16,000 resulting in a savings of $776 due to the decrease in the number of shareholder accounts and the absence of a need to calculate net asset value on a daily basis; (8) rental expense, which is reimbursed to SSC, will be reduced from an aggregate pre-Merger total of $53,039 to a post-Merger total of $25,000, resulting in a savings of $28,039 due to SSC agreeing to seek less reimbursement from SST for rent expense, because SSC will have fewer employees and reduced space requirements; (9) trustees' fees and expenses will be reduced from an aggregate pre-Merger total of $21,901 to a post-Merger total of $15,000 resulting in savings of $6,901 due to the fact that there will be one fund instead of four paying trustees' fees; and (10) custodian's fees, which are based both on the size of the fund and the number of transactions engaged in by the fund, will be reduced from an aggregate pre-Merger total of $11,774 to a post-Merger total of $4,000, resulting in savings of $7,774 due to an agreement with the custodian to reduce the percentage the custodian will charge based on the size of SST after the Merger and the reduction in the size of SST after the Merger due to the redemption by the Shareholder States and the payment of cash in lieu of fractional shares following the 10 for 1 reverse stock split. In addition, an additional expense of $15,000 was added as the estimated cost for registering SST's shares under state blue sky laws, subject to compliance with each state's registration requirements. Accordingly, the foregoing $387,220 of adjustments to total annual operating expenses, which do not include additional expenses related to the Merger, contributed to the pro forma result for the combined entity as of June 30, 1997.


     There can be no assurance that reductions in expenses outlined above will be fully realized or will result in profitable operations for SST. Furthermore, due to the size of SST after the Merger and the portfolio income anticipated to be generated by SST after the Merger, it is anticipated that SST will have to rely upon capital appreciation of its portfolio securities to be profitable. There is no assurance that the portfolio securities will have capital appreciation in a sufficient amount to offset any operating losses, if the portfolio securities have any capital appreciation at all. For comparisons of financial information after the Merger, the historical financial information of SIF will be used as SIF will be deemed to be the surviving Fund for accounting purposes.

EXAMPLE

    To attempt to show the effect of these expenses on an investment over time, the example shown below has been created. Assume that you make a $1,000 investment in any of the Funds or in the new merged fund and that the annual return on Fund investments is 5% and that the operating expenses for each Fund are the ones shown in the chart above for the 12 months ended June 30, 1997. If you were to continue to hold your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:



                                                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                           -----------  -----------  -----------  -----------
     SAIF................................................   $     270    $     618    $     808    $     986
     SAF.................................................         120          333          516          866
     SIF.................................................         155          414          617          953
     STGF................................................         339          691          834          920
     Pro Forma SST.......................................         109          307          482          830


                        PRO FORMA FINANCIAL INFORMATION



    The following unaudited pro forma financial statements give effect to the Merger in a transaction which will be accounted for as a pooling of interests with SIF as the accounting survivor. The unaudited pro forma statement of assets and liabilities and the pro forma portfolio of investments are based on the individual balance sheets and portfolios of investments of SAIF, SIF, STGF, and SST (formerly SAF) appearing elsewhere in this Registration Statement and has been prepared to reflect the Merger as of June 30, 1997. The unaudited pro forma statement of operations is based on the individual statements of operations of SAIF, SIF, STGF, and SST, appearing elsewhere in this Registration Statement, and combines the results of operations of SAIF, SIF, STGF, and SST for the for the years ended June 30, 1997, as if the Merger had occurred at the beginning of the fiscal year ended June 30, 1997. The unaudited pro forma financial statements for 1997 should be read in conjunction with the historical financial statements and notes thereto of SAIF, SIF, STGF and SST included elsewhere in this Registration Statement. The pro forma combined financial data is intended for informational purposes only and is not necessarily indicative of the financial position, portfolio of investments, or future results of operations of the combined entity that would have actually occurred had the Merger been in effect as of the date or for the periods presented.

                                SURVIVING ENTITY
                 PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                                                          PRO FORMA
                                                       SAIF          SIF          STGF        SAF        ADJUSTMENTS       COMBINED
                                                    -----------  -----------  -----------  ----------    -----------      ---------
ASSETS
  Investments in securities, at value-- (cost:
    $5,175,514)...................................  $   955,375  $ 1,554,164  $   343,375  $4,255,244  $   (548,100)(3j)  $6,560,058
  Cash and cash equivalents.......................       70,678      139,235       36,482     235,550       (40,000)(2)       39,476
                                                                                                            548,100 (3j)
                                                                                                           (950,569)(3k)
  Due from affiliate..............................        3,896       --            3,519       3,896                         11,311
                                                    -----------  -----------  -----------  ----------  ------------       ----------
  Interest and dividends receivable...............        1,099          788          145       1,985                          4,017
                                                    -----------  -----------  -----------  ----------  ------------       ----------
      Total assets................................  $ 1,031,048  $ 1,694,187  $   383,521  $4,496,675  $   (990,569)      $6,614,862
                                                    -----------  -----------  -----------  ----------  ------------       ----------
LIABILITIES
  Accounts payable and accrued expenses...........  $    54,660  $    34,903  $    29,044  $   87,142  $    100,000 (3m)  $  305,749
  Investment advisory and service fee payable.....       --            1,358          286       3,712                          5,356
  Miscellaneous payable...........................       --           --              354       4,175                          4,529
                                                    -----------  -----------  -----------  ----------  ------------       ----------
  Payable for Trust shares redeemed...............          291        8,801       --           1,693                         10,785
                                                    -----------  -----------  -----------  ----------  ------------       ----------
  Other payable to affiliate......................       --           15,235        5,679       2,969                         23,883
                                                    -----------  -----------  -----------  ----------  ------------       ----------
      Total liabilities...........................  $    54,951  $    60,297  $    35,363  $   99,691  $    100,000       $  350,302
                                                    -----------  -----------  -----------  ----------  ------------       ----------
NET ASSETS........................................  $   976,097  $ 1,633,890  $   348,158  $4,396,984  $ (1,090,569)      $6,264,560
                                                    -----------  -----------  -----------  ----------  ------------       ----------
                                                    -----------  -----------  -----------  ----------  ------------       ----------
Net assets consist of:
  Accumulated net investment loss.................  $(4,220,318) $(1,943,059) $(2,832,669) $(5,181,222) $14,277,268 (3l)      --
                                                                                                           (100,000)(3m)
  Unrealized appreciation of investments..........      319,814      362,642       87,362    1,162,826   (1,932,644)(3l)      --
  Accumulated net realized losses.................     (951,213)    (574,661)    (390,993)    (821,035)   2,737,902 (3l)      --
  Capital paid in less distributions since
    inception.....................................    5,827,814    3,788,968    3,484,458    9,236,415      (40,000)(2)
                                                                                                           (950,569)(3k)
                                                                                                        (21,347,086)(3j)
                                                         --           --           --          --         6,264,560 (3l)   6,264,560
                                                    -----------  -----------  -----------  -----------  -----------       ----------
      Net assets..................................  $   976,097  $ 1,633,890  $   348,158  $ 4,396,984  $(1,090,569)      $6,264,560
                                                    -----------  -----------  -----------  -----------  -----------       ----------
                                                    -----------  -----------  -----------  -----------  -----------       ----------
  NET ASSET VALUE PER SHARE.......................  $      0.72  $      0.85  $      0.68  $      0.76                    $     8.11
                                                    -----------  -----------  -----------  -----------                    ----------
                                                    -----------  -----------  -----------  -----------                    ----------
  SHARES OUTSTANDING..............................    1,346,814    1,928,494      510,386    5,768,032   (4,995,640)(2)      772,392
                                                    -----------  -----------  -----------  -----------  -----------       ----------
                                                    -----------  -----------  -----------  -----------  -----------       ----------

                  See Notes To Pro Forma Financial Statements

                                SURVIVING ENTITY
                       PRO FORMA SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                     SAIF                      SIF
                                                           ------------------------  ------------------------
                                                             SHARES       AMOUNT       SHARES       AMOUNT
                                                           -----------  -----------  -----------  -----------
      COMMON STOCK--SAIF, SIF, STGF-100%, SAF-99.8%
Computer Communications Equip.--SAIF-7%, SIF-15.1%
  Cisco Systems (a)......................................       1,000    $  67,125        3,500    $ 234,937
Computer and Office Equipment--SAIF-6.5%, SAF-5.3%
  Champion Technology Holding Ltd. (a)...................     100,000       62,000        --           --
  Hewlett Packard........................................       --           --           --           --
Electronic Computers--SIF-16.8%, SAF-6.1%
  Gateway 2000 (a).......................................       --           --           --           --
  Sun Microsystems (a)...................................       --           --           7,000      260,530
Computer Storage Devices--SAIF-10.5%, SIF-8.1%, SAF-29.1%
  Microsoft Corporation (a)..............................       --           --           --           --
  Oracle Corporation (a).................................       2,000      100,750        2,500      125,937
Aircraft--SAF-8.1%
  Boeing Corporation.....................................       --           --           --           --
Motor Vehicles and Car Bodies--SAIF-19.8%, SIF-8.6%,
  SAF-8.5%
  Ford Motors............................................       5,000      188,750        --           --
  General Motors Class "H"...............................       --           --           2,300      132,825
Real Estate Investment Trusts--STGF-17.9%
  Capstead Mortgage......................................       --           --           --           --
Semi-Conductor and Related Devices--SAIF-47.8%,
  SIF-16.3%, STGF-29.6%, SAF-19.9%
  Intel Corp. Warrants (a)...............................       4,500      456,750        2,500      253,750
  LSI Logic (a)..........................................       --           --           --           --
Telephone Communications--SIF-10.3%, STGF-52.5%,
  SAF-11.3%
  Lucent Technology......................................       --           --           3,000      216,185
  Worldcom Inc. (a)......................................       2,500       80,000        5,000      160,000
Telephone and Telegraph Apparatus--SIF-10.9%, SAF-2.0%
  Xylan Corporation (a)..................................       --           --          10,000      170,000
                                                           -----------  -----------  -----------  -----------
        Total Common Stocks (Cost: SAIF-$635,561,
          SIF-$1,191,522, STGF-$256,013, SAF-$3,029,393)      114,100      899,575       35,800    $1,554,164
                                                           -----------  -----------  -----------  -----------
      CALL OPTIONS PURCHASED--SAIF, SIF, STGF-0%,
        SAF-0.2%
  LSI Logic, 10/18/97....................................       --           --           --           --
  Seagate Technology, 9/20/97............................       --           --           --           --
                                                           -----------  -----------  -----------  -----------
        Total Call Options Purchased (Cost:
          SAF-$63,025)...................................       --           --           --           --
                                                           -----------  -----------  -----------  -----------
Total Portfolio of Investments (Cost: SAIF-$635,561,
  SIF-$1,191,522, STGF-$256,013, SAF-$3,092,418).........     114,100    $ 899,575       35,800    $1,554,164
                                                           -----------  -----------  -----------  -----------
                                                           -----------  -----------  -----------  -----------

                                                                    STGF                    SAF
                                                           ----------------------  ------------------------
                                                             SHARES     AMOUNT       SHARES       AMOUNT
                                                           ----------------------  -----------  -----------
      COMMON STOCK--SAIF, SIF, STGF-100%, SAF-99.8%
Computer Communications Equip.--SAIF-7%, SIF-15.1%
  Cisco Systems (a)......................................        --        --           --            --
Computer and Office Equipment--SAIF-6.5%, SAF-5.3%
  Champion Technology Holding Ltd. (a)...................        --        --           --            --
  Hewlett Packard........................................        --        --          4,000        224,000
Electronic Computers--SIF-16.8%, SAF-6.1%
  Gateway 2000 (a).......................................        --        --          8,000        259,500
  Sun Microsystems (a)...................................        --        --          8,000        297,750
Computer Storage Devices--SAIF-10.5%, SIF-8.1%, SAF-29.1%
  Microsoft Corporation (a)..............................        --        --          9,000      1,137,375
  Oracle Corporation (a).................................        --        --          2,000        100,750
Aircraft--SAF-8.1%
  Boeing Corporation.....................................        --        --          6,500        344,906
Motor Vehicles and Car Bodies--SAIF-19.8%, SIF-8.6%,
  SAF-8.5%
  Ford Motors............................................        --        --          5,000        188,750
  General Motors Class "H"...............................        --        --          3,000        173,250
Real Estate Investment Trusts--STGF-17.9%
  Capstead Mortgage......................................       2,500     61,719        --            --
Semi-Conductor and Related Devices--SAIF-47.8%,
  SIF-16.3%, STGF-29.6%, SAF-19.9%
  Intel Corp. Warrants (a)...............................       1,000    101,500       6,000        609,000
  LSI Logic (a)..........................................        --       --           7,500        240,000
Telephone Communications--SIF-10.3%, STGF-52.5%,
  SAF-11.3%
  Lucent Technology......................................       2,500    180,156       1,500        108,094
  Worldcom Inc. (a)......................................        --       --          15,000        480,000
Telephone and Telegraph Apparatus--SIF-10.9%, SAF-2.0%
  Xylan Corporation (a)..................................        --       --           5,000         85,000
                                                                ----- -----------  -----------  -----------
        Total Common Stocks (Cost: SAIF-$635,561,
          SIF-$1,191,522, STGF-$256,013, SAF-$3,029,393)        6,000    343,375      75,500      4,248,375
                                                                ----- -----------  -----------  -----------
      CALL OPTIONS PURCHASED--SAIF, SIF, STGF-0%,
        SAF-0.2%
  LSI Logic, 10/18/97....................................        --       --           2,500          4,688
  Seagate Technology, 9/20/97............................        --       --           5,000          2,181
                                                                ----- -----------  -----------  -----------
        Total Call Options Purchased (Cost:
          SAF-$63,025)...................................        --       --           7,500          6,869
                                                                ----- -----------  -----------  -----------
Total Portfolio of Investments (Cost: SAIF-$635,561,
  SIF-$1,191,522, STGF-$256,013, SAF-$3,092,418).........       6,000  $ 343,375      83,000    $ 4,255,244
                                                                ----- -----------  -----------  -----------
                                                                ----- -----------  -----------  -----------

(a) Non-income producing security.

                  See Notes To Pro Forma Financial Statements

                                SURVIVING ENTITY
                   PRO FORMA SCHEDULE OF INVESTMENTS (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                           COMBINED TOTAL             ADJUSTMENTS
                                                                      ------------------------  ------------------------
                                                                        SHARES       AMOUNT       SHARES       AMOUNT
                                                                      -----------  -----------  -----------  -----------
                        COMMON STOCK--99.91%
Computer Communications Equip.--4.25%
  Cisco Systems (a).................................................       4,500    $ 302,062
Computer and Office Equipment--4.02%
  Champion Technology Holding Ltd. (a)..............................     100,000       62,000
  Hewlett Packard...................................................       4,000      224,000
Electronic Computers--11.50%
  Gateway 2000 (a)..................................................       8,000      259,500
  Sun Microsystems (a)..............................................      15,000      558,280
Computer Storage Devices--20.61%
  Microsoft Corporation (a).........................................       9,000    1,137,375
  Oracle Corporation (a)............................................       6,500      327,437
Aircraft--4.85%
  Boeing Corporation................................................       6,500      344,906
Motor Vehicles and Car Bodies--9.62%
  Ford Motors.......................................................      10,000      377,500
  General Motors Class "H"..........................................       5,300      306,075
Real Estate Investment Trusts--0.87%
  Capstead Mortgage.................................................       2,500       61,719
Semi-Conductor and Related Devices--23.37%
  Intel Corp. Warrants (a)..........................................      14,000    1,421,000    (5,400)(3j)  $(548,100)(3j)
  LSI Logic (a).....................................................       7,500      240,000
Telephone Communications--17.23%
  Lucent Technology.................................................       7,000      504,438
  Worldcom Inc. (a).................................................      22,500      720,000
Telephone and Telegraph Apparatus--3.59%
  Xylan Corporation (a).............................................      15,000      255,000
                                                                      -----------  -----------  --------     -----------
        Total Common Stocks (Cost $5,112,489).......................     237,300    7,101,289    (5,400)       (548,100)
                                                                      -----------  -----------  --------     -----------
                   CALL OPTIONS PURCHASED--0.09%
  LSI Logic, 10/18/97...............................................       2,500        4,688
  Seagate Technology, 9/20/97.......................................       5,000        2,181
                                                                      -----------  -----------  --------     -----------
        Total Call Options Purchased (Cost $63,025).................       7,500        6,869
                                                                      -----------  -----------  --------     -----------
Total Portfolio of Investments (Cost $5,175,514)....................     244,800    $7,108,158   (5,400)      $(548,100)
                                                                      -----------  -----------  --------     -----------
                                                                      -----------  -----------  --------     -----------


                                                                         PRO FORMA COMBINED

                                                                      ------------------------
                                                                        SHARES       AMOUNT
                                                                      -----------  -----------
                        COMMON STOCK--99.91%
Computer Communications Equip.--4.25%
  Cisco Systems (a).................................................       4,500    $ 302,062
Computer and Office Equipment--4.02%
  Champion Technology Holding Ltd. (a)..............................     100,000       62,000
  Hewlett Packard...................................................       4,000      224,000
Electronic Computers--11.50%
  Gateway 2000 (a)..................................................       8,000      259,500
  Sun Microsystems (a)..............................................      15,000      558,280
Computer Storage Devices--20.61%
  Microsoft Corporation (a).........................................       9,000    1,137,375
  Oracle Corporation (a)............................................       6,500      327,437
Aircraft--4.85%
  Boeing Corporation................................................       6,500      344,906
Motor Vehicles and Car Bodies--9.62%
  Ford Motors.......................................................      10,000      377,500
  General Motors Class "H"..........................................       5,300      306,075
Real Estate Investment Trusts--0.87%
  Capstead Mortgage.................................................       2,500       61,719
Semi-Conductor and Related Devices--23.37%
  Intel Corp. Warrants (a)..........................................       8,600      872,900
  LSI Logic (a).....................................................       7,500      240,000
Telephone Communications--17.23%
  Lucent Technology.................................................       7,000      504,435
  Worldcom Inc. (a).................................................      22,500      720,000
Telephone and Telegraph Apparatus--3.59%
  Xylan Corporation (a).............................................      15,000      255,000
                                                                      -----------  -----------
        Total Common Stocks (Cost $5,112,489).......................     231,900    6,553,189
                                                                      -----------  -----------
                   CALL OPTIONS PURCHASED--0.09%
  LSI Logic, 10/18/97...............................................       2,500        4,688
  Seagate Technology, 9/20/97.......................................       5,000        2,181
                                                                      -----------  -----------
        Total Call Options Purchased (Cost $63,025).................       7,500        6,869
                                                                      -----------  -----------
Total Portfolio of Investments (Cost $5,175,514)....................     239,400    $6,560,05
                                                                      -----------  -----------
                                                                      -----------  -----------

------------------------

(a) Non-income producing security.

SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                SURVIVING ENTITY
                       PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                   SAIF        SIF       STGF        SAF      ADJUSTMENTS
                                                                 ---------  ---------  ---------  ---------  -------------
INVESTMENT INCOME

                                                                  PRO FORMA
                                                                  COMBINED
                                                                 -----------
INVESTMENT INCOME
  Dividends....................................................  $  20,973  $   5,670  $   5,957  $  12,759
  Interest.....................................................      3,117      6,659      2,682     14,646
                                                                 ---------  ---------  ---------  ---------  -------------
        Total income...........................................  $  24,090  $  12,329  $   8,639  $  27,405         --
                                                                 ---------  ---------  ---------  ---------  -------------
EXPENSES
  Shareholder servicing fee....................................  $ 149,345  $  47,647  $  68,155  $  36,859    $(115,583)(3a)
  Salaries and employee benefits...............................     49,285     87,965     26,604    174,244      (63,098)(3b)
  Professional fees............................................     42,448     33,357     30,854     62,741     (139,400)(3c)
  Reports to shareholders......................................     12,026      6,416      8,389      6,818      (25,649)(3d)
  Computer services............................................      3,655      3,992      3,212      5,917         (776)(3e)
  Investment advisory fee......................................     10,521     17,117      4,109     45,410       77,157
  Rent.........................................................      7,244     11,734      2,804     31,257      (28,039)(3f)
  Trustees' fees and expenses..................................      5,944      5,619      5,619      4,719       (6,901)(3g)
  Custodian fees...............................................      1,955      2,050      1,322      6,447       (7,774)(3h)
  Registration fees............................................      --         --         --         --          15,000 (3i)
  Merger expenses..............................................     34,493     54,392     12,515    164,490      126,669 (3m)
                                                                                                                (392,559)(3m)
  Miscellaneous................................................      8,482      9,759      7,627     22,790
                                                                 ---------  ---------  ---------  ---------  -------------
        Total expenses.........................................  $ 325,398  $ 280,048  $ 171,210  $ 561,692    $(638,110)
                                                                 ---------  ---------  ---------  ---------  -------------
  Net investment loss..........................................   (301,308)  (267,719)  (162,571)  (534,287)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized (loss) gain from investment transactions........  $   8,916  $(185,331) $ (54,880) $ 306,022
  Change in unrealized appreciation/(depreciation) of
    investment.................................................    300,735    418,153     38,748    644,512
                                                                 ---------  ---------  ---------  ---------  -------------
  Net gain (loss) on investments...............................    309,651    232,822    (16,132)   950,534        --
  Net increase (decrease) in net assets resulting from
    operations.................................................  $   8,343  $ (34,897) $(178,703) $ 416,247    $ 638,110
                                                                 ---------  ---------  ---------  ---------  -------------
                                                                 ---------  ---------  ---------  ---------  -------------

  Dividends....................................................   $  45,359
  Interest.....................................................      27,104
                                                                 -----------
        Total income...........................................   $  72,463
                                                                 -----------
EXPENSES
  Shareholder servicing fee....................................   $ 186,423
  Salaries and employee benefits...............................     275,000
  Professional fees............................................      30,000
  Reports to shareholders......................................       8,000
  Computer services............................................      16,000
  Investment advisory fee......................................
  Rent.........................................................      25,000
  Trustees' fees and expenses..................................      15,000
  Custodian fees...............................................       4,000
  Registration fees............................................      15,000
  Merger expenses..............................................       --

  Miscellaneous................................................      48,658
                                                                 -----------
        Total expenses.........................................   $ 700,238
                                                                 -----------
  Net investment loss..........................................    (627,775)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized (loss) gain from investment transactions........   $  74,727
  Change in unrealized appreciation/(depreciation) of
    investment.................................................   1,402,148
                                                                 -----------
  Net gain (loss) on investments...............................   1,476,875
  Net increase (decrease) in net assets resulting from
    operations.................................................   $ 849,100
                                                                 -----------
                                                                 -----------

                  See Notes To Pro Forma Financial Statements

                                SURVIVING ENTITY
                                 JUNE 30, 1997
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


1.  BASIS OF PRESENTATION



    The unaudited pro forma combined financial statements assume consummation of the transaction described in this Registration Statement and, except as described in Notes 3 and 4 hereto, no SAIF, SIF, STGF and SST (formerly SAF) shares are redeemed. For comparisons of financial information after the Merger, the historical financial information of SIF will be used as SIF will be deemed the surviving Fund for accounting purposes.

    The following unaudited pro forma financial statements give effect to the Merger in a transaction which will be accounted for as a pooling of interests with SIF as the accounting survivor. The unaudited pro forma statement of assets and liabilities and pro forma portfolio of investments are based on the individual balance sheets and portfolios of investments of SAIF, SIF, STGF, and SST appearing elsewhere in this Registration Statement and has been prepared to reflect the Merger as of June 30, 1997. The unaudited pro forma statement of operations is based on the individual statements of operations of SAIF, SIF, STGF, and SST, appearing elsewhere in this Registration Statement, and combines the results of operations of SAIF, SIF, STGF, and SST for the year ended June 30, 1997, as if the merger had occurred at the beginning of the fiscal year ended June 30, 1997. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of SAIF, SIF, STGF, and SST included elsewhere in this Registration Statement. The pro forma combined financial data is intended for informational purposes only and is not necessarily indicative of the financial position, portfolio of investments, or future results of operations of the combined entity that would have actually occurred had the merger been in effect as of the date or for the periods presented.


2.  SST REVERSE STOCK SPLIT


    Immediately prior to the merger SST will declare a reverse stock split of ten shares to one share, so that each ten outstanding shares of SST will become one share of SST (5,768,032 divided by 10 equals 577,803). Shareholders owning a number of shares not equally divisible by 10 will receive cash in lieu of fractional shares.


    Shareholders of the merging funds (SAIF, SIF, and STGF) will be issued shares of SST on a pro rata basis in exchange for their shares.

                                SURVIVING ENTITY
                                 JUNE 30, 1997
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

3. ADJUSTMENTS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS AS OF JUNE 30, 1997 AND FOR THE YEAR THEN ENDED

    (a)  To record reduction in transfer agent fees to $186,423 annually.
    (b)  To record reduction in salaries and benefits to $275,000 annually.
    (c)  To record reduction in professional fees to $30,000 annually.
    (d)  To record reduction in reports to shareholders to $8,000 annually.
    (e)  To record reduction in computer services fees to $16,000 annually.
    (f)  To record reduction in rent to $25,000 annually.
    (g)  To record reduction in trustees fees and expenses to $15,000 annually.
    (h)  To record reduction in custodian fees to $4,000 annually.
    (i)  To record registration fees expense of $15,000 annually.
    (j) To record sale of investments to meet cash requirement to affect redemption.
    (k)  To record redemption of shares by Shareholder States.
    (l)  To record reclassification of equity accounts as a result of Merger.
    (m)  To record estimated Merger costs to be incurred.

4.  REDEMPTION OF SHARES BY SHAREHOLDER STATES



    In connection with the Funds agreement to allow for the redemption of shares owned by the Shareholder States, the Funds anticipate the following redemptions prior to the Merger: SAIF -290,000 shares; SIF -305,000 shares; STGF--83,000 shares; and SAF--1,234,000 shares.

                       FORM OF ORGANIZATION OF THE FUNDS

    Each Fund is a common law trust fund formed under a declaration of trust and domiciled in the District of Columbia. SST (formerly SAF) was originally organized under a Trust Indenture in the State of Missouri in 1939. It now exists as a common law trust under the laws of the District of Columbia pursuant to a Trust Indenture approved by shareholders on January 8, 1979. SAIF was originally organized as a Delaware corporation on November 3, 1959. It now exists as a common law trust under the laws of the District of Columbia pursuant to a Trust Indenture approved by the shareholders on May 24, 1978. SIF was originally organized as a Delaware corporation on August 6, 1956. It now exists as a common law trust under the laws of the District of Columbia pursuant to a Trust Indenture approved by the shareholders on May 11, 1979. STGF was originally organized as a Delaware corporation in 1967. It now exists as a common law trust under the laws of the District of Columbia pursuant to a Trust Indenture approved by the shareholders on May 11, 1979.


    Each of the Funds is operated as a non-diversified open-end investment company; and, upon the effectiveness of the Merger, SST will operate as an open-end investment company. None of the Funds is taxed for federal income tax purposes under the special rules for electing and qualifying regulated investment companies under Code Sections 851-855. All the Funds are taxed under the normal federal income tax rules applicable to corporations under Subchapter C of the Code.


                      COMPARISON OF INVESTMENT OBJECTIVES,
                      POLICIES AND TECHNIQUES OF THE FUNDS


    The investment objective of SST is to maximize capital growth through the utilization of a broad range of investment vehicles and techniques, including but not limited to the purchase and sale of put and call options. SST may also make substantial temporary defensive investments in high grade debt securities of all types, U.S. government securities and repurchase agreements when market conditions warrant, such as when a severe downturn in the stock market is anticipated. Both SAIF and STGF have substantially similar investment objectives. SIF has a different primary investment objective, which is to seek current income. As a secondary objective, SIF seeks to maximize the total return but only consistent with its primary objectives. Similar to the other Funds, SIF may also make substantial temporary defensive investments in debt securities and money market instruments when market conditions warrant. Upon the Merger, the new investment objective of SST will be to seek current income as its principal investment objective and secondarily to maximize the total return, but only to the extent consistent with its primary objective. For a discussion of the changes in the investment portfolio as a result of the change in investment policy, see "Ratification of Amended and Restated Trust Indenture of Steadman Security Trust."


    In seeking to achieve their objectives, all of the Funds may use the following investment vehicles, without limitation:

    * Common stock of issuers of all kinds.

    * Preferred stocks, warrants, and convertible securities.

    * Corporate bonds and debentures of all kinds; and debt securities issued or guaranteed by the U.S. government of its agencies or instrumentalities ("U.S. government securities").

    * Money market instruments (commercial paper, bank certificates of deposits, and U.S. government securities).

    In choosing portfolio investments, none of the Funds is restricted to any particular criteria or quality standards except as expressly stated in this Prospectus. With respect to equity investments, the investment advisor for each Fund generally looks for issuers that show growth potential, based on fundamental analysis of the relevant industries and the issuers' financial position. In selecting debt instruments (other than short-term debt for defensive purposes), the advisor considers interest rate movements and may choose investment grade instruments the yield of which exceeds that of short-term U.S. Treasury securities.

    Each Fund has the flexibility to employ a broad range of investment techniques, including but not limited to the purchase and sale of put and call options (primarily for premium income but also for hedging purposes), investing in foreign securities, transactions in repurchase agreements, investments in government securities, investments in high yield bonds ("junk bonds"), acquisition of restricted or illiquid securities, purchase and sale of real estate and related loans, borrowing to increase investment funds, short sales, and lending portfolio securities. For a discussion of the characteristics and risks of these vehicles and techniques, please refer to the Statement of Additional Information. Each Fund may invest in these instruments and use these techniques without limit, except as expressly stated in the Statement of Additional Information.


    The effect of such techniques can produce portfolio turnover rates of 100% or more. The portfolio turnover for the year ended June 30, 1997 was 128% for SAIF, 138% for SIF, 350% for STGF, and 193% for SST. High portfolio turnover (100% or more) increases brokerage costs and increases the likelihood of short-term gains and losses.


    The investment objective of each Fund may be changed by its Board of Trustees without shareholder approval.

                        CONDENSED FINANCIAL INFORMATION
                                  OF THE FUNDS


    The following financial highlights of each of the Funds for the year ended June 30, 1997 have been audited and have been derived from the audited financial statements of the Funds, which were audited by Reznick Fedder & Silverman, P.C., independent certified public accountants, whose reports thereon are included with each Fund's Form N-SAR filings, and are available to shareholders upon request. The year ended June 30, 1996 and the eight previous years have been audited and have been derived from the audited financial statements of the Funds, which were audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose reports thereon are included with each Fund's Form N-SAR filings, and are available to shareholders upon request.

                              FINANCIAL HIGHLIGHTS

                                      SAIF

                                                                         FOR THE PERIOD
                                              FOR THE YEARS ENDED       FEBRUARY 1, 1995
                                                   JUNE 30,             THROUGH JUNE 30,
                                          -------------------------     ----------------
                                             1997          1996               1995*
                                          ----------    -----------    ----------------
Per Share Operating
  Performance:
  Net asset value, beginning
    of period.................            $  0.72       $  0.88          $   0.96

  Net investment income
    (loss)....................               (.33)         (.41)             (.12)

  Net realized and unrealized
    gain (loss) on
    investments...............                .33           .25               .04
                                          ----------    -----------    -----------
  Total from investment
    operations................                --           (.16)             (.08)

Dividends and distributions
  paid:

  From net realized gain......                --            --                --

  From net investment income..                --            --                --

  From capital................                --            --                --
                                          ----------    -----------    ---------
  Total distributions.........                 --           --             --
                                          ----------    -----------    ---------
Net asset value, end of
  period......................            $  0.72       $  0.72           $  0.88
                                          ----------    -----------   -----------
                                          ----------    -----------   -----------
  Ratio/Supplemental Data:
    Total return (1)..........               0.56        (18.58)%          (20.01)%**

    Net Assets, end of period
      (in thousands)..........            $   976       $ 1,008           $ 1,341

Ratio of expenses to average
  net assets..................              31.07%**      24.61%            24.62%**

Ratio of net investment income
  (loss) to average net
  assets......................             (28.77)%**    (24.10)%          (22.86)%**

  Portfolio turnover..........                 128%**       339%               617%**


                                                       FOR THE YEARS ENDED JANUARY 31,
                                -----------------------------------------------------------------------------------
                                 1995       1994        1993       1992       1991       1990        1989    1988
                                -------    -------    --------    -------    -------    -------     ------  -------
Per Share Operating
  Performance:
  Net asset value, beginning
    of period.................  $  1.65    $  1.50    $   1.54    $  1.59    $  1.94    $  2.21     $ 2.24  $  2.68

  Net investment income
    (loss)....................     (.26)      (.24)       (.19)      (.20)      (.19)      (.19)      (.11)    (.12)

  Net realized and unrealized
    gain (loss) on
    investments...............     (.43)       .39         .15        .15       (.16)      (.08)       .08     (.32)
                                -------    -------    --------    -------    -------    -------     ------   -------
  Total from investment
    operations................     (.69)       .15        (.04)      (.05)      (.35)      (.27)      (.03)    (.44)

Dividends and distributions
  paid:

  From net realized gain......     --         --           --         --         --         --          --       --

  From net investment income..     --         --           --         --         --         --          --       --

  From capital................     --         --           --         --         --         --          --       --
                                -------    -------    --------    -------    -------    -------     ------    -------
  Total distributions.........     --         --           --         --         --         --          --       --
                                -------    -------    --------    -------    -------    -------     ------    -------
Net asset value, end of
  period......................  $  0.96    $  1.65    $   1.50    $  1.54    $  1.59    $  1.94     $ 2.21    $  2.24
                                -------    -------    --------    -------    -------    -------     ------    -------
                                -------    -------    --------    -------    -------    -------     ------    -------

  Ratio/Supplemental Data:
    Total return (1)..........   (41.82)%    10.00%      (2.60)%    (3.14)%   (18.04)%   (12.22)%    (1.34)%   (16.42)%
    Net Assets, end of period
      (in thousands)..........   $1,472     $2,627      $2,496     $2,648     $2,844     $3,691     $4,563     $4,943
Ratio of expenses to average
  net assets..................    17.69%     12.66%      14.83%     15.13%     13.75%     12.74%      9.37%      7.00%
Ratio of net investment income
  (loss) to average net
  assets......................   (15.63)%   (11.40)%    (13.52)%   (13.13)%   (10.25%)    (8.75)%    (4.84)%     (3.64)%
  Portfolio turnover..........       289%      134%        221%       460%       211%       258%       121%        228%


----------------------------------------

(1) Total return on the changes in net value of a share during the period and assumes reinvestment of distributions at net asset value.

*   The Fund's fiscal year-end was changed to June 30.

                              FINANCIAL HIGHLIGHTS

                                      SAF

                                                           FOR THE PERIOD
                                 FOR THE YEARS ENDED      OCTOBER 1, 1994
                                      JUNE 31,            THROUGH JUNE 30,
                                ---------------------     ----------------
                                 1997          1996             1995*
                                -------       -------     -----------------
Per Share Operating
  Performance:
  Net asset value, beginning
    of period.................  $  0.70       $  0.73           $ 0.72
                                -------       -------        ------------
  Net investment income
    (loss)....................     (.11)         (.17)            (.03)

  Net realized and unrealized
    gain (loss) on
    investments...............      .17           .14              .04
                                -------       -------        ------------
  Total from investment
    operations................      .06          (.03)             .01

Dividends and distributions
  paid:

  From net realized gain......       --            --              --

  From net investment
    income....................       --            --              --

  From capital................       --            --              --
                                -------       -------       ------------
  Total distributions.........       --            --              --
                                -------       -------       ------------
Net asset value, end of
  period......................  $  0.76       $  0.70         $  0.73
                                -------       -------       ------------
                                -------       -------       ------------
  Ratio/Supplemental Data:
    Total return (1)..........     8.89%        (4.38)%          1.85%**

    Net Assets, end of period
      (in thousands)..........  $ 4,397       $ 4,581         $ 5,735

Ratio of expenses to average
  net assets..................    12.42%         8.14%           8.17%**

Ratio of net investment income
  (loss) to average net
  assets......................   (11.82)%       (7.48)%         (7.23)%**

  Portfolio turnover..........      193%*         231%             505%**


                                                      FOR THE YEARS ENDED SEPTEMBER 30,
                                -------------------------------------------------------------
                                 1994     1993      1992     1991     1990     1989     1988
                                -------  -------  --------  -------  -------  -------  ------
Per Share Operating
  Performance:
  Net asset value, beginning
    of period.................  $  0.87  $  0.64  $   0.67  $  0.57  $  0.84  $  0.60  $ 0.91
                                -------  -------  --------  -------  -------  -------  ------
  Net investment income
    (loss)....................     (.08)    (.05)     (.03)    (.02)    (.03)      --      --

  Net realized and unrealized
    gain (loss) on
    investments...............     (.07)     .28       --       .12     (.24)     .27     (.25)
                                -------  -------  --------  -------  -------  -------  ------
  Total from investment
    operations................     (.15)     .23      (.03)     .10     (.27)     .27     (.25)

Dividends and distributions
  paid:

  From net realized gain......     --        --        --       --       --      (.03)     --

  From net investment
    income....................     --        --        --       --       --       --       --

  From capital................     --        --        --       --       --       --      (.06)
                                -------  -------  --------  -------   -------   -------  ------
  Total distributions.........     --        --        --       --       --       (.03)   (.06)
                                -------  -------  --------  -------   -------   -------  ------
Net asset value, end of
  period......................  $  0.72  $  0.87  $   0.64  $  0.67  $  0.57   $  0.84  $ 0.60
                                -------  -------  --------  -------  -------   -------  ------
                                -------  -------  --------  -------  -------   -------  ------
  Ratio/Supplemental Data:
    Total return (1)..........   (17.24)%  35.88%    (4.50)%  17.51%  (32.27)%   47.50% (27.86)%

    Net Assets, end of period
      (in thousands)..........  $ 6,307  $ 8,844  $  7,254  $ 8,539  $ 8,392   $16,035  $13,572

Ratio of expenses to average
  net assets..................     7.76%    5.79%     6.92%    7.16%    6.08%     6.65%    4.10%

Ratio of net investment income
  (loss) to average net
  assets......................    (6.09)%   (4.63)%  (5.14)%  (3.29)%  (4.54)%    (.24)%   (.33)%

 Portfolio turnover..........       241%      300%     301%     267%      86%      208%     367%

----------------------------------------

(1) Total return on the changes in net value of a share during the period and assumes reinvestment of distributions at net asset value.

*   The Fund's fiscal year-end was changed to June 30.

                              FINANCIAL HIGHLIGHTS

                                      SIF

                                                             FOR THE PERIOD
                                  FOR THE YEARS ENDED        JANUARY 1, 1995
                                       JUNE 30,              THROUGH JUNE 30,
                                ---------------------       -----------------
                                 1997           1996              1995*
                                -------       --------      -----------------
Per Share Operating
  Performance:

 Net asset value, beginning
    of period.................  $  0.86       $  1.02          $   0.93
                                -------       --------         -----------------
  Net investment income
    (loss)....................     (.03)         (.13)            (.02)

  Net realized and unrealized
    gain (loss) on
    investments...............      .02          (.03)             .11
                                -------       -------          -----------------
  Total from investment
    operations................     (.01)         (.16)             .09

Dividends and distributions
  paid:

  From net realized gain......       --            --               --

  From net investment
    income....................       --            --               --

  From capital................       --            --               --
                                -------       --------         ------------------
  Total distributions.........       --            --               --
                                -------       --------         ------------------
    Net asset value, end of
      period..................  $  0.85       $  0.86          $  1.02
                                -------       --------         ------------------
                                -------       --------         ------------------
  Ratio/Supplemental Data:
    Total return (1)..........    (2.05)%      (15.53)%          19.36%**

    Net Assets, end of period
      (in thousands)..........  $ 1,634       $ 1,763          $ 2,298

Ratio of expenses to average
  net assets..................    16.47%        10.60%           10.54%**

Ratio of net investment income
  (loss) to average net
  assets......................   (15.75)%       (5.23)%          (4.24)%**

Portfolio turnover............      138           382%             226%**


                                                       FOR THE YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------
                                 1994     1993      1992     1991     1990     1989     1988
                                -------  -------  --------  -------  -------  -------  ------
Per Share Operating
  Performance:

  Net asset value, beginning
    of period.................  $  1.42  $  1.38  $   1.49  $  1.12  $  1.32  $  1.22  $ 1.32
                                -------  -------  --------  -------  -------  -------  ------
  Net investment income
    (loss)....................     (.08)    (.06)     (.09)    (.06)    (.09)    (.08)   --

  Net realized and unrealized
    gain (loss) on
    investments...............     (.41)     .10      (.02)     .43     (.11)     .18    (.09)
                                -------  -------  --------  -------  -------  -------  ------
  Total from investment
    operations................     (.49)     .04      (.11)     .37     (.20)     .10    (.09)

Dividends and distributions
  paid:

  From net realized gain......    --       --        --       --       --       --       --

  From net investment
    income....................    --       --        --       --       --       --       (.01)

  From capital................    --       --        --       --       --       --       --
                                -------  -------  --------  -------  -------  -------  ------
  Total distributions.........    --       --        --       --       --       --       (.01)
                                -------  -------  --------  -------  -------  -------  ------
    Net asset value, end of
      period..................  $  0.93  $  1.42  $   1.38  $  1.49  $  1.12  $  1.32  $ 1.22
                                -------  -------  --------  -------  -------  -------  ------
                                -------  -------  --------  -------  -------  -------  ------
  Ratio/Supplemental Data:
    Total return (1)..........   (34.51)%   2.89%    (7.05)%  32.95%  (15.15)%   8.13%  (6.82)%

    Net Assets, end of period
      (in thousands)..........  $ 2,159  $ 3,550  $  3,791  $ 4,277  $ 3,530  $ 4,627  $4,812

Ratio of expenses to average
  net assets..................     8.90%    6.48%     7.78%    7.88%   10.31%    8.95%   5.59%

Ratio of net investment income
  (loss) to average net
  assets......................   (6.65)%   (4.52)%   (6.09)%  (5.08%)  (7.27)%  (6.15)%   .13%

Portfolio turnover............      282%     179%      263%     245%     144%     165%    128%

----------------------------------------

(1) Total return on the changes in net value of a share during the period and assumes reinvestment of distributions at net asset value.

*   The Fund's fiscal year-end was changed to June 30.

**  Annualized

                              FINANCIAL HIGHLIGHTS

                                      STGF


                                                             FOR THE PERIOD
                                  FOR THE YEARS ENDED        JANUARY 1, 1995
                                       JUNE 30,              THROUGH JUNE 30,
                                ---------------------        ----------------
                                 1997           1996              1995*
                                -------       --------       ----------------
Per Share Operating
  Performance:

  Net asset value, beginning
    of period.................  $  1.02       $   1.43         $   1.57
                                -------       ---------      ----------------
  Net investment income
    (loss)....................     (.50)          (.58)            (.22)

  Net realized and unrealized
    gain (loss) on
    investments...............      .16            .17              .08
                                -------       ---------      ----------------
  Total from investment
    operations................     (.34)          (.41)            (.14)

Dividends and distributions
  paid:

  From net realized gain......       --             --               --

  From net investment
    income....................       --             --               --

  From capital................       --             --               --
                                -------      ----------      ----------------
  Total distributions.........       --             --               --
                                -------      ----------      ----------------
Net asset value, end of
  period......................  $  0.68       $   1.02        $     1.43
                                -------      ----------      -----------------
                                -------      ----------      -----------------
  Ratio/Supplemental Data:
    Total return (1)..........   (33.42)%       (28.29)%          (17.84)%**

    Net Assets, end of period
      (in thousands)..........  $   348       $    542         $     799

Ratio of expenses to average
  net assets..................    41.46%         25.19%            22.28%**

Ratio of net investment income
  (loss) to average net
  assets......................    39.37%        (24.78)%          (20.90)%**

  Portfolio turnover..........      350%**         333%**            615%**


                                                       FOR THE YEARS ENDED DECEMBER 31,
                                --------------------------------------------------------------
                                 1994     1993      1992     1991     1990     1989     1988
                                -------  -------  --------  -------  -------  -------  ------
Per Share Operating
  Performance:

  Net asset value, beginning
    of period.................  $  2.48  $  2.69  $   2.84  $  2.21  $  3.92  $  3.03  $ 4.12
                                -------  -------  --------  -------  -------  -------  ------
  Net investment income
    (loss)....................     (.45)    (.40)     (.33)    (.30)    (.41)    (.37)   (.30)

  Net realized and unrealized
    gain (loss) on
    investments...............     (.46)     .19       .18      .93    (1.30)    1.26    (.79)
                                -------  -------  --------  -------  -------  -------  ------
  Total from investment
    operations................     (.91)    (.21)     (.15)     .63    (1.71)     .89   (1.09)

Dividends and distributions
  paid:

  From net realized gain......    --       --        --       --       --       --       --

  From net investment
    income....................    --       --        --       --       --       --       --

  From capital................    --       --        --       --       --       --       --
                                -------  -------  --------  -------  -------  -------  ------
  Total distributions.........    --       --        --       --       --       --       --
                                -------  -------  --------  -------  -------  -------  ------
Net asset value, end of
  period......................  $  1.57  $  2.48  $   2.69  $  2.84  $  2.21  $  3.92  $ 3.03
                                -------  -------  --------  -------  -------  -------  ------
                                -------  -------  --------  -------  -------  -------  ------
  Ratio/Supplemental Data:
    Total return (1)..........   (36.69)%  (7.81)%   (5.28)%  28.51%  (43.62)%  29.37% (26.46)%

    Net Assets, end of period
      (in thousands)..........  $   894  $ 1,467  $  1,634  $ 1,786  $ 1,443  $ 2,675  $2,178

Ratio of expenses to average
  net assets..................    16.34%   11.94%    13.33%   14.10%   14.97%   12.14%   9.90%

Ratio of net investment income
  (loss) to average net
  assets......................   (14.79)% (11.38)%  (12.45)% (11.70)% (12.60)%  (9.97)% (8.55)%

 Portfolio turnover..........       274%     128%      157%     318%     184%     116%    164%

----------------------------------------

(1) Total return on the changes in net value of a share during the period and assumes reinvestment of distributions at net asset value.

*   The Fund's fiscal year-end was changed to June 30.

                                  SAIF
                      Management's Discussion of
                        Performance of the Fund

    During its fiscal year ended June 30, 1997, the Fund's net asset value per share did not change. The Fund experienced a net increase in net assets from operations of approximately $8,000 as a result of a net realized gain from investment transactions of $9,000 offset by a net investment loss of $301,000 and unrealized appreciation of investments of $300,000.

    Portfolio turnover during the year, although high, was about one-third of the rate for the prior period and at year's end the Fund's portfolio consisted of investments in segments of the computer, communications, and motor vehicle industries. The Fund maintained an aggressive trading position with its assets almost fully invested in equity securities most of the year. The Fund's net investment loss of approximately $301,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of approximately $24,000. The Fund's primary goal is to maximize capital appreciation.


    From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Average annual returns which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.

                                      SAF
                           Management's Discussion of
                             Performance of the Fund


    During its fiscal year ended June 30, 1997, the Fund's net asset value per share increased 8.89%. The Fund experienced a net increase in net assets from operations of approximately $416,000, as a result of a net realized gain from investment transactions of $306,000 offset by a net investment loss of $534,000 and unrealized appreciation of investments of $644,000.

    Portfolio turnover during the year, although high, was less than the rate for the prior period and at year's end the Fund's portfolio consisted of investments in various segments of the computer, communications, aircraft, motor vehicles, mail order, and semiconductor industries. In addition, the Fund purchased call options in the expectation that the Fund would benefit from rising prices in these positions. The Fund maintained an aggressive trading position with its assets almost fully invested in equity securities most of the year. The Fund's net investment loss of approximately

$534,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of approximately $27,000. Realization of current income is secondary to the Fund's pursuit of its primary goal of capital appreciation.


    From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate that an investor's shares when redeemed may be worth more or less than their original cost. Average annual returns, which differ from actual year-to-year esults, tend to smooth out variations in a fund's returns.

                                      SIF
                            Management's Discussion of
                              Performance of the Fund


    During its fiscal year ended June 30, 1997, the Fund's net asset value per share decreased 2.05%. The Fund experienced a net decrease in net assets from operations of approximately $35,000 as a result of a net realized loss from investment transactions of $185,000 and a net investment loss of $268,000 offset by unrealized appreciation of investments of $418,000.

    Portfolio turnover during the year, although high, was about one third of the rate for the prior period as a result of maintaining the profile of investments in stocks of various segments of the computer, communications, and motor vehicle industries. The Fund maintained an aggressive trading position with its assets almost fully invested in equity securities most of the year. The Fund's net investment loss of approximately $268,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of approximately $12,000. Realization of capital appreciation is secondary to the Fund's primary goal of current income.


    From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Average annual returns which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.

                                      STGF
                          Management's Discussion of
                            Performance of the Fund


    During its fiscal year ended June 30, 1997, the Fund's net asset value per share decreased 33.42%. The Fund experienced a net decrease in net assets from operations of approximately $179,000 as a result of a net realized loss from investment transactions of $55,000 and a net investment loss of $163,000 offset by unrealized appreciation of investments of $39,000.

    Portfolio turnover during the year, although high, was about the same as the rate for the prior period and at year's end the Fund's portfolio consisted of investments in the semiconductor, communications, and real estate industries. The Fund maintained an aggressive trading position with its assets almost fully invested in equity securities most of the year. The Fund's net investment loss of approximately $163,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of approximately $9,000. Realization of current income is secondary to the Fund's pursuit of its primary goal of capital appreciation.


    From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Average annual returns which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.

                                      SAIF

                         Total Return vs. S&P 500 Index
                      February 1, 1987 to January 31, 1995,
                       February 1, 1995 to June 30, 1995,
                       July 1, 1995 to June 30, 1996, and
                         July 1, 1996 to June 30, 1997

    [A GRAPH WITH THE FOLLOWING PLOTTING POINTS APPEARS ON THIS PAGE]

                        SAIF                        S&P 500
           ------------------------------  -----------------------
                             STATUS OF                 STATUS OF
 PERIOD       PERCENT         $10,000       PERCENT     $10,000
  ENDED        CHANGE        INVESTMENT     CHANGE     INVESTMENT
---------  --------------  --------------  ---------  ------------
 2/1/87          --         $   10,000        --      $   10,000
1/31/88        (16.42)           8,358      (33.20)        9,668
1/31/89         (1.34)           8,248       20.07        11,608
1/31/90        (12.22)           7,240       14.46        13,287
1/31/91        (18.04)           5,934        8.40        14,403
1/31/92         (3.14)           5,748       22.69        17,671
1/31/93         (2.60)           5,599       10.58        19,541
1/31/94         10.00            6,159       12.88        22,058
1/31/95        (41.82)           3,583        2.59        22,629
6/30/95         (8.33)           3,285       17.17        26,514
6/30/96        (18.48)           2,678       26.00        33,408
6/30/97           .56            2,693       34.69        44,997


                                      SAF

                        Total Return vs. S&P 500 Index
                     October 1, 1986 to September 30, 1994
                     October 1, 1994 to June 30, 1995, and
                        July 1, 1995 to June 30, 1997

    [A GRAPH WITH THE FOLLOWING PLOTTING POINTS APPEARS ON THIS PAGE]

                      SAF                       S&P 500
           ----------------------------  ----------------------
                             STATUS OF               STATUS OF
 PERIOD        PERCENT        $10,000     PERCENT     $10,000
  ENDED        CHANGE       INVESTMENT    CHANGE    INVESTMENT
---------  ---------------  -----------  ---------  -----------
10/1/86        --          $  10,000      --       $  10,000
9/30/87            15.83      11,583       43.27      14,327
9/30/88           (27.86)      8,356      (12.54)     12,530
9/30/89            47.50      12,325       32.97      16,662
9/30/90           (32.27)      8,348       (9.23)     15,124
9/30/91            17.51       9,809       31.17      19,838
9/30/92            (4.47)      9,371       11.05      22,030
9/30/93            35.88      12,733       13.00      24,894
9/30/94           (17.24)     10,538        3.68      25,810
6/30/95             1.39      10,684       20.19      31,021
6/30/96            (4.38)     10,216       26.00      39,087
6/30/97             8.89      11,124       34.69      52,647

                                      SIF

                         Total Return vs. S&P 500 Index
                      February 1, 1987 to December 31, 1994,
                      January 1, 1995 to June 30, 1995, and
                         July 1, 1995 to June 30, 1997

    [A GRAPH WITH THE FOLLOWING PLOTTING POINTS APPEARS ON THIS PAGE]

                       SIF                     S&P 500
           ---------------------------  ----------------------
                            STATUS OF               STATUS OF
 PERIOD       PERCENT        $10,000     PERCENT     $10,000
  ENDED        CHANGE      INVESTMENT    CHANGE    INVESTMENT
---------  --------------  -----------  ---------  -----------
1/1/87           --         $  10,000      --       $  10,000
12/31/87         (18.01)        8,199        5.10      10,510
12/31/88          (6.82)        7,640       16.61      12,256
12/31/89           8.13         8,261       31.69      16,140
12/31/90         (15.15)        7,009       (3.10)     15,640
12/31/91          32.95         9,310       30.47      20,406
12/31/92          (7.05)        8,654        7.62      21,961
12/31/93           2.89         8,904       10.08      24,175
12/31/94         (34.51)        5,831        1.38      24,508
6/30/95            9.68         6,395       20.21      29,461
6/30/96          (15.53)        5,402       26.00      37,121
6/30/97           (2.05)        5,291       34.69      49,999

                                      STGF

                         Total Return vs. S&P 500 Index
                      January 1, 1987 to December 31, 1994,
                      January 1, 1995 to June 30, 1995, and
                         July 1, 1995 to June 30, 1997

       [A GRAPH WITH THE FOLLOWING PLOTTING POINTS APPEARS ON THIS PAGE]

                      STGF                       S&P 500
           ----------------------------  ------------------------
                            STATUS OF                 STATUS OF
 PERIOD       PERCENT        $10,000      PERCENT      $10,000
  ENDED        CHANGE      INVESTMENT     CHANGE     INVESTMENT
---------  --------------  -----------  -----------  -----------
1/1/87           --         $  10,000       --        $  10,000
12/31/87            (8.04)      9,196         5.10       10,510
12/31/88           (26.46)      6,763        16.61       12,256
12/31/89            29.37       8,949        31.69       16,140
12/31/90           (43.62)      4,933        (3.10)      15,640
12/31/91            28.51       6,339        30.47       20,406
12/31/92            (5.28)      6,004         7.62       21,961
12/31/93            (7.81)      5,535        10.08       24,175
12/31/94           (36.69)      3,504         1.38       24,508
6/30/95             (8.92)      3,191        20.21       29,461
6/30/96            (28.29)      2,288        26.00       37,l21
6/30/97            (33.42)      1,523        34.69       49,999

                 DESCRIPTION OF CAPITAL STRUCTURE OF THE FUNDS
                             AND SHAREHOLDER RIGHTS

    Each Fund is organized as a common law trust under the laws of the District of Columbia and has outstanding only one class of shares of beneficial interest. All shareholders have equal voting rights, and all shares participate equally in dividends and other distributions by the respective Fund, and in the residual assets of such Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Funds have no preemptive rights and no conversion or subscription rights. The Funds do not hold regularly scheduled annual shareholders' meetings. Special meetings are called when required by applicable laws and regulations. No shareholder of any Fund shall be subject to any liability to any person in connection with the property or affairs of any such Fund.



    In addition, the governing documents of the Funds contain several other provisions relating to shareholders' rights that are uncommon to most other mutual funds including: (a) trustees hold office for a term of unlimited duration, (b) shareholders are not entitled to vote for or against any amendments to the Trust Indenture, (c) shareholders are not entitled to vote for or against a termination of the Fund, and (d) except as otherwise required by law, shareholders may call special meetings only upon a vote of 90% of the outstanding shares.



    As interpreted by the staff of the Securities and Exchange Commission, the 1940 Act provides shareholders of the Funds with certain rights with respect to removal of Trustees. Under these provisions, shareholders may remove one or more Trustees by declaration or vote of two-thirds of each Fund's outstanding shares. The Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund. Such Fund will comply with these procedures.

SPECIAL PROVISIONS OF SST



    The following discussion is a general summary of the material provisions of the Amended and Restated Trust Indenture of SST. The description of these provisions is necessarily general and reference should be made in each case to the complete documents set forth in Exhibit B hereto.



        1. Election and Removal of Trustees. Trustees are chosen for a term of unlimited duration. Trustees may only be removed by a vote of 90% of the remaining Trustees or a vote of two-thirds of the shareholders.

        2. Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by the Chairman or by a majority of the Trustees, and shall be called upon written request of shareholders holding in the aggregate not less than ninety percent (90%) of the outstanding shares having voting rights. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the

    Fund.

        3. Absence of Cumulative Voting. The Amended and Restated Trust Indenture provides that there shall not be cumulative voting by shareholders for the election of Trustees. The absence of cumulative voting rights means that holders of a majority of the shares voted at a meeting of shareholders may, if they so choose, elect all Trustees to be selected, thus precluding minority shareholder representation among the Trustees. Other than a provision of the Act requiring every shareholder to have equal voting power, no provision of the Act requires cumulative voting.



        4. Possible Limitation on Acquisition. An existing provision of the trust indenture of SAF permits the Trustees to limit the amount of SAF shares owned at any one time by any one person to 5% of SAF shares. The Amended and Restated Trust Indenture of SST retains this provision as a means to allow the Trustees to prevent a person from becoming an affiliated person within the meaning of Section 2 of the Investment Company Act. There is no provision of the Act that limits the percentage ownership one person may have in an open-end investment company.

    Not redeeming your shares prior to the Merger will result in the above provisions applying to all shareholders should the Merger be consummated and the Amended and Restated Trust Indenture be approved by shareholders of SST at the Meeting.

REDEMPTION OF SHARES

    Shareholders of the Funds do not have appraisal or other dissenter's rights with respect to the Merger. However, shareholders of the Funds may redeem their shares at any time before or after the closing date of the Merger at net asset value. The proceeds will be paid by check within five business days after receipt of a redemption request.

    The redemption procedures of SST will not change as a result of the Merger. The current redemption procedures are as follows:



    Accounts without share certificates--A signed request (all joint owners must sign) stating the amount to be withdrawn must be made to Steadman Security Corporation, 1730 K Street, N.W., Washington, D.C. 20006. For amounts more than $1,000, a "signature guarantee" will be necessary from a commercial bank or trust company. Signature guarantees shall be accepted from all eligible guarantor institutions, which include domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

    Instant Liquidity (by telephone)--Any amount may be withdrawn by telephone by calling 1-800-424-8570 on any business day if telephone withdrawals have been previously authorized on the Investment
    Application. Telephone instructions from any person representing himself or herself to be a shareholder or a shareholder's representative, and believed by SSC, as Transfer Agent for the Fund, to be genuine will be acted upon. No Fund nor the Transfer Agent will be liable for following unauthorized instructions communicated by telephone that they reasonably believe to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

    Accounts with share certificates--The signed share certificates (all joint owners must sign) together with a "signature guarantee" from an eligible guarantor institution (see "Accounts without share
    Certificates," above) and a written request that the certificates be redeemed, must be submitted to SSC at the above address.

    Requests for redemption by corporations, executors, administrators, trustees or guardians may require further documentation.



    The proceeds of redemptions are paid by check within five business days after receipt of a request for redemption that complies with the procedures set forth above. Proceeds may also be wired to a bank or trust company if wire transfers have been previously authorized on the Investment Application. When a personal or corporate check was used to purchase the shares, redemption proceeds will be released only when bank clearance on the check has been received. This procedure could take up to seven days after the purchase date and can be avoided by submitting a certified check along with the purchase order. Also, there may be a charge if a shareholder uses a broker-dealer to repurchase the Fund's shares.



    The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; or (b) as permitted by the Securities and Exchange Commission.

                            MANAGEMENT OF THE FUNDS

    Under the laws of the District of Columbia, the Trustees are responsible for managing the business and affairs of the Funds. Each Fund has entered into an investment advisory agreement (the "Advisory Agreement") with SSC (sometimes referred to herein as the "Advisor") which has its principal offices at 1730 K Street, N.W., Washington, D.C. 20006. Upon the effectiveness of the Merger, SSC will continue to be the Advisor to SST.

    All voting stock of SSC is owned by United Securities, Inc., a Maryland corporation whose sole shareholders are two of Mr. Charles W. Steadman's adult children, Carole S. Kinney and Charles T.W. Steadman, and Mrs. Consuelo
M. Steadman, Mr. Charles W. Steadman's wife. Mr. Steadman has a long-term employment contract with the Advisor under which he may be deemed a control person.



    Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, the Advisor has principally engaged in the business of providing continuous investment supervision for the Funds. Under the terms of the Advisory Agreement, the Advisor manages the investments of each Fund and is responsible for overall management of its business affairs subject to supervision of the Trustees. Charles W. Steadman, Chairman of the Board of Trustees and President of each Fund, is primarily responsible for the day-to-day management of the Funds' portfolios. He has been in mutual fund management for the past 29 years as Chairman of the Board and President of Steadman Security Corporation. As compensation for its services, each Fund pays to the Advisor a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. The advisory fee is higher than that paid by many other investment companies. SSC also receives certain other fees, which are described in the Statement of Additional Information.



    The Advisor also receives reimbursements from each Fund for salaries and benefits of its employees who perform directly attributable functions to such Fund other than investment advisory and shareholder services. These functions include: fund accounting, reviewing the Fund's internal financial reports; coordinating the editing, printing and mailing of reports to the Fund's shareholders; internal audit of the Fund's books, transactions, and daily pricing; compliance with SEC regulation, including registration; preparation of materials for Trustees' meetings; legal and other administrative functions; and clerical assistance.

                               LEGAL PROCEEDINGS



    The Funds are not parties to any material legal proceedings; however, the Funds have been threatened with litigation to prevent consummation of the Merger. In 1993, the Funds entered into a Settlement Agreement with approximately 47 states with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholder States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own shares in the Funds, which as of June 30, 1997 had a net asset value of approximately $1 million. The Shareholder States are represented by the UPCH. In July 1997, at the request of the UPCH, the Funds unconditionally agreed to remove the restriction on the redemption of shares and to redeem prior to the Merger all of the shares of the Funds owned by the Shareholder States upon their request. The Shareholder States have no rights, priorities, or preferences over any other shareholders of the Funds.



                       SELECTION OF INDEPENDENT AUDITORS

                                 PROPOSAL NO. 2
                 (TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS)



    The Trustees of all of the Funds including a majority of the Trustees who are not Interested Persons have selected the firm of Reznick Fedder & Silverman, P.C. as independent auditors to examine the financial statements of each of the Funds for the current fiscal year and for SST after completion of the Merger. The Trustees know of no direct or indirect financial interest of such firm in the Funds. The firm of Coopers & Lybrand L.L.P., which had been the independent auditors for the year ended June 30, 1996, advised the Trustees on January 13, 1997 that they had resigned as auditor of the Funds. In its letter of resignation, the firm of Coopers & Lybrand, L.L.P. stated that it had no disagreements with the Funds' management concerning the scope of its services to the Funds or with the Funds' accounting policies.

    The selection of independent auditors is subject to the ratification or rejection by the shareholders of each of the Funds. If the shareholders approve, the firm of Reznick Fedder & Silverman, P.C. will serve as the independent auditors of each of the Funds until the next meeting of shareholders. Unless otherwise indicated, signed proxies will be voted in favor of the ratification of the selection of such independent auditors. The Trustees recommend that shareholders of the Funds vote "FOR" proposal 2.

    Representatives of Reznick Fedder & Silverman, P.C. are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.



                              ELECTION OF TRUSTEES
                                       OF
                            STEADMAN ASSOCIATED FUND

                                 PROPOSAL NO. 3
                       (TO BE VOTED ON BY SHAREHOLDERS OF
                         STEADMAN ASSOCIATED FUND ONLY)

ELECTION OF TRUSTEES

    Three Trustees have been nominated for election by the shareholders of SST. Pursuant to the terms of the Amended and Restated Trust Indenture of SST, Trustees shall be chosen for a term of unlimited duration, and shall hold office until their successors shall be elected and qualified, provided that the term of office will be terminated in the event of death, resignation, bankruptcy, adjudicated incompetence or other incapacity to serve. The Trustees of SST recommend that shareholders vote "FOR" the nominees being proposed.



    Currently, the Fund has four Trustees, one of whom, Paul F. Wagner, was appointed by the remaining trustees October 14, 1992 to fill a vacancy. This is the first shareholders meeting since that date, and accordingly the shareholders are being asked to approve Mr. Wagner's appointment. Two additional persons have been nominated to serve as Trustees, William Mark Crain and Richard O. Haase. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons designated as Trustees to be elected by the shareholders.



    The Trustees of SST know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Trustees may recommend.

    Certain information concerning the Trustees and the nominees is set forth below.



                                                                                                                 SHARES OF
                                                                      PRINCIPAL                                     SST
                                                                  OCCUPATION DURING                            BENEFICIALLY
                                                                 PAST FIVE YEARS AND               TRUSTEE       OWNED AT
NAME AND ADDRESS                              AGE                PUBLIC DIRECTORSHIPS               SINCE     APRIL 15, 1997
----------------------------------------      ---      ----------------------------------------  -----------  ---------------
Paul A. Bowers, M.D.                           85      Emeritus Professor, Obstetrics and
                                                       Gynecology,                                  1978           -0-
                                                       Jefferson Medical College (ret.);
                                                       Trustee of each of the Steadman Funds

William Mark Crain*                            45      Professor of Economics and Research           --            -0-
                                                       Associate with the Center for Study of
                                                       Public Choice, George Mason
                                                       University

Richard O. Haase*                              62      Vice President, Maiden, Haase & Smith,        --            -0-
                                                       a real estate valuation company

Vice Admiral John T. Hayward
  USN (Ret.)                                   85      Vice Admiral, U.S.N. (ret.); Trustee         1973           -0-
                                                       of each of the Steadman Funds

Charles W. Steadman                            82      Chairman of the Board and President          1968          16,425
                                                       of Steadman Security Corporation and
                                                       of each of the Steadman Funds

Paul F. Wagner*                                78      Chairman, Wagner, Hines & Avery, Inc.,       1992           -0-
                                                       a Washington, D.C. public affairs firm,
                                                       Trustee of each of the Steadman Funds

------------------------

* Nominee for election.



COMMITTEE AND MEETINGS OF TRUSTEES

    The Board of Trustees of SST acts as a committee of the whole, and accordingly there are no special committees of the Board. During the fiscal year ended June 30, 1997, the Trustees of the Fund held six meetings. All of the Trustees then in office attended at least 80% of the total number of meetings of the Trustees during such period.

INTERESTED PERSONS

    SST considers Mr. Charles W. Steadman to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with Steadman Security Corporation ("SSC"), the Fund's investment adviser. Mr. Steadman is the Chairman and President of the Fund.

COMPENSATION OF TRUSTEES

    SSC, the investment adviser for SST, pays all compensation of all officers of the Fund and all Trustees of the Fund who are affiliated with SSC. The Fund pays each Trustee who is not affiliated with SSC a fee of $300 for each meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. These fees and expenses for the fiscal year ended June 30, 1997 totaled $4,844. After the Merger, the Trustees will continue to be compensated at the same level.

OFFICERS OF SST

    The Trustees of SST have elected the following persons as executive officers of the Fund. The principal business address of each officer is 1730 K Street, N.W., Washington, D.C. 20005. The following sets forth information concerning each of these officers:

                                                                                       TOTAL COMPENSATION*
                                                                                  ----------------------------
   NAME AND PRINCIPAL OCCUPATION                                        OFFICER
     DURING THE PAST FIVE YEARS           OFFICE                  AGE    SINCE     SALARY     BONUS    OTHER
----------------------------------  ----------------------------  ---  ---------  ---------  -------  -------
Charles W. Steadman...............  President**                   82     1968     $  75,000    -0-      -0-
                                    Executive Vice President,
Max Katcher.......................  Treasurer and Secretary**     67     1972     $  26,000    -0-      -0-


------------------------

*   For the year ended June 30, 1997



** Upon consummation of the Merger, Mr. Steadman's annual salary to be paid by SST will be $113,000 and Mr. Katcher's annual salary to be paid by SST will be $60,000, which amounts equal the aggregate salaries of Mr. Steadman and Mr. Katcher for services currently provided to the four Funds individually.



                      RATIFICATION OF AMENDED AND RESTATED
                  TRUST INDENTURE OF STEADMAN SECURITY TRUST,
                               DATED MAY 2, 1997

                                 PROPOSAL NO. 4
                       (TO BE VOTED ON BY SHAREHOLDERS OF
                         STEADMAN ASSOCIATED FUND ONLY)



    In connection with the proposed Merger, the Trustees of SST have amended and restated the Trust Indenture of the Fund to provide among other things for the change of the Fund's name from Steadman Associated Fund to Steadman Security Trust and the change in the Fund's investment policy. A complete copy of the Amended and Restated Trust Indenture of Steadman Security Trust with amendments through May 2, 1997 ("Amended and Restated Trust Indenture") is set forth on Exhibit B to this Proxy Statement and Prospectus. The following summary of the Amended and Restated Trust Indenture is qualified in its entirety by reference to Exhibit B to this Proxy Statement and Prospectus. The shareholders of SST are being asked to ratify and confirm the Amended and Restated Trust Indenture.

    The Amended and Restated Trust Indenture incorporates all prior amendments to the trust indenture which have taken place since it was previously adopted by SST (or its predecessor fund) in 1939. The Amended and Restated Trust Indenture reflects the change in the investment policy of SST and incorporates such other changes as are necessary to operate SST on a post-merger basis. In addition, the duration of the Fund has been extended to February
23, 2034.





The Amended and Restated Trust Indenture also reflects the current fee arrangements entered into with Steadman Security Corporation, SST's advisor. Additionally, it permits SST's advisor to execute portfolio transactions for SST through such entities as the advisor determines, in its discretion, will render satisfactory service to SST at standard and/or negotiated commission rates. The Amended and Restated Trust Indenture also reflects renaming of SST from the Steadman Associated Fund to the Steadman Security Trust.

    By ratifying the Amended and Restated Trust Indenture, shareholders are also voting to change the fundamental investment policy of SST from primarily capital growth and secondarily current income to primarily current income and secondarily to maximize total return.

    The current investment policy of SAF states that the primary investment objective of the Fund is capital growth. In addition, the realization of current income is a secondary objective of the Fund as long as the secondary objective does not conflict with the primary objective. As a result of this investment objective, 96.6% of the investment portfolio of SAF consisted of common stock. Following the ratification of the Amended and Restated Trust Indenture by shareholders of SAF, which will include an amendment to the investment policy of the Fund, the investment policy will be primarily to seek current income and secondarily to maximize total return.

    As a result of the change in the investment policy of the Fund to primarily current income and secondarily to maximize total return, the Fund will reorganize its investment portfolio. As part of this reorganization, substantially all of the current investments the Fund will be sold and the Fund intends to invest in higher yielding securities, including common stocks and bonds. To the extent that the Fund has gains from the sale of its investments that cannot be offset with net operating losses, the Fund will incur taxable income. To the extent the Fund has losses from the sale of investments, the losses will be added to, and may be subject to the same restrictions as, the net operating loss carryforwards that the Fund has accumulated to date. There can be no assurance, however, that the reorganization of the investment portfolio will provide a sufficient yield so as to result in profitable operations, and it is anticipated that operating expenses of SST after the Merger may exceed net operating income before taking into account capital appreciation, if any

    By ratifying the Amended and Restated Trust Indenture, shareholders are ratifying certain existing provisions of the Amended and Restated SST Trust Indenture that help the Fund maintain continuity and stability. An existing provision of the trust indenture of SAF permits the Trustees to not issue shares to a person if such issuance would cause the person to become an "affiliated person" of the Fund within the meaning of Section 2 of the 1940 Act. This provision generally gives the Trustees the ability to limit the amount of SAF shares owned at any one time by any one person to 5% of SAF shares. The Amended and Restated Trust Indenture of SST retains this provision. Additional provisions include unlimited terms for trustees, limitations on the ability of shareholders to remove trustees, limitations on the calling of special meetings and non-cumulative voting in the election of trustees. For a more detailed discussion of these provisions and their effect on shareholder rights, see "Description of Capital Structure of the Funds and Shareholders Rights--Special Provisions of SST."



                      INFORMATION CONCERNING THE MEETINGS

THE MEETINGS



    The Meetings of the Funds will be held at ________ Hotel, Washington, D.C. 2000? at 9:30 a.m., Washington, D.C. time, on ______, 1997 and any adjournments thereof. At the Meetings, shareholders of the Funds will be asked to consider and vote upon Proposal No. 1, approval of the Merger Agreement, and the transactions contemplated thereby, and (b) ratification of the selection of independent auditors for each Fund (Proposal No. 2), and in addition shareholders of SST will be asked to (a) elect trustees (Proposal No. 3) and (b) ratify the Amended and Restated Trust Indenture of SST, which includes the change of SST's fundamental investment policy from primarily capital growth and secondarily current income to primarily current income and secondarily to maximize total return (Proposal No. 4).



RECORD DATE; VOTE REQUIRED; SHARE INFORMATION



    The Trustees of each Fund have fixed the close of business on _________, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meetings. Pursuant to the requirements of the 1940 Act, the affirmative vote of a majority of the outstanding shares of each of the Funds, voting separately, in person or by proxy at the Meetings and entitled to vote at the Meetings is required for approval of Proposal No. 1. Each shareholder of a Fund will be entitled to one vote for each share held of record at the close of business on the Record Date. Shareholders of each of the Funds will vote on the Merger and the Selection of Independent Auditors. Only shareholders of SST will vote on the election of Trustees of SST and the ratification of the Amended and Restated Trust Indenture, including changing the fundamental investment policy of SST. Proposal No. 2 requires the affirmative vote of a majority of the shares of each of the Funds, voting separately, cast in person or by proxy at the Meetings. Proposals No. 3 and No. 4 require the affirmative vote of a majority of the shares of SST cast in person or by proxy at the Meetings.

    At the close of business on the Record Date, there were ______ shares of SAIF, ______ shares of SAF, _____ shares of SIF and _____ shares of STGF issued and outstanding. The presence in person or by proxy of the holders of 33% of shares of each Fund constitutes a quorum for the transaction of business at such Fund's Meeting. To the knowledge of the Trustees, as of the Record Date, no person owned of record or beneficially more than 5% of the outstanding shares of any Fund and no person could be deemed a "control person" as defined in the 1940 Act.

    In the event a quorum does not exist as to one or more of the Funds on the date originally scheduled for its Meeting, or, subject to approval of the Trustees, for other reasons, one or more adjournments of the Meetings may be sought by the Trustees. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at such Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of a Proposal and all signed proxies to which no instruction on a Proposal is given, in favor of an adjournment for the purpose of considering such Proposal at such adjourned meeting, and will vote all shares which they are required to vote against the Proposal, against an adjournment for the purpose of considering such Proposal at such adjourned meeting.



PROXIES



    The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. Signed proxies for which no instruction is given on a particular Proposal will be voted "FOR" the Proposal.

    Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may, as record holder, vote such shares on the respective Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted ("broker non-votes"). Abstentions will be counted as present for purposes of determining a quorum, will be counted as a vote cast at the Meeting, and with respect to Proposal 1, will have the same effect as a vote against such Proposal. Broker non-votes will be counted as present for determining a quorum but will not be counted as a vote cast. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Fund at 1730 K Street, N.W., Washington, D.C. 20006; (ii) attending the Meeting and voting in person; or
(iii) signing and returning a new proxy (if returned and received in time to be voted).



COSTS OF THE SOLICITATION AND THE REORGANIZATION



    All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus to over 17,000 shareholders, will be shared proportionately by the Funds, based upon the net asset value of each of the Funds as of the date the Merger Agreement is signed. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of SSC, the Trust's investment adviser, personally or by telephone or telegraph.

    Expenses of the Merger will be paid as set forth in the Merger Agreement. All out-of-pocket expenses of the Funds associated with the Merger, including Fund accounting and transfer agent expenses, printing, postage, and mailing expenses for over 17,000 shareholder accounts, filing and application fees, and legal fees will be borne by the Funds proportionately to each Fund's net asset value.



                                 MISCELLANEOUS

FINANCIAL INFORMATION



    Financial information as to SST and the other Funds is available without charge upon written request to the Fund at 1730 K Street, N.W., Washington, D.C. 20006, and in its audited financial statements as of June 30, 1997 which are included in the Statement of Additional Information.



PUBLIC INFORMATION

    SST is registered under the 1940 Act and is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports, proxy statements and other information with the SEC. SIF, SAIF and STGF are also registered under the 1940 Act and are required to file reports with the SEC under the 1940 Act. Proxy materials, reports, and other information about SST, SIF, SAIF, and STGF which have been filed with the SEC and are of public record, can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. This registration statement, including all exhibits and schedules, and such other information as may have been incorporated by reference herein, may also be accessed electronically by means of the SEC's site on the World Wide Web at http://www.sec.gov.

                                 OTHER BUSINESS

    The Trustees of the Funds know of no business other than the matters specified above which will be presented at the Meetings. Since matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                       By Order of the Boards of Trustees
                                                      of
                                       Steadman American Industry Fund
                                       Steadman Associated Fund
                                       Steadman Investment Fund
                                       Steadman Technology and Growth Fund

                                       Max Katcher, Secretary



September ___, 1997

    PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

ITEM 10. Cover Page

                       STATEMENT OF ADDITIONAL INFORMATION



                                  September __, 1997



                                STEADMAN SECURITY TRUST
                           (formerly the Steadman Associated Fund)

1730 K Street N.W.
Washington, D.C. 20006
Telephone: (202) 223-1000
Toll Free: (800) 424-8570

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Steadman Security Trust (formerly the Steadman Associated Fund) bearing the same date. Requests for copies of the prospectus should be made by writing to Steadman Security Corporation, 1730 K Street NW, Washington DC 20006, or by calling one of the telephone numbers listed above.

    No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus bearing the same date and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund.

    This Statement of Additional Information does not constitute an offer to sell securities.

ITEM 11. TABLE OF CONTENTS

     TABLE OF CONTENTS                                          PAGE NO.
     ------------------------------------------------------    -----------
     Investment Techniques.................................         B-2
     Options on Stock Indices B-2
     Portfolio Diversification.............................         B-3
     Tax Status............................................         B-3
     Portfolio Turnover....................................         B-4
     Other Investment Techniques...........................         B-5
     Performance Information...............................         B-5
     Trustees and Officers of the Fund.....................         B-5
     Principal Shareholders................................         B-6
     Investment Advisory and Transfer Agent Fees...........         B-6


     TABLE OF CONTENTS                                          PAGE NO.
     ------------------------------------------------------    -----------

     Distribution Expense..................................         B-8
     Portfolio Transactions and Brokerage Commissions......         B-8
     Shareholder Investment Plan...........................         B-10
     Independent Accountants...............................         B-10
     Financial Statements and Related Information..........         B-10


ITEM 12. Additional Information about the Registrant.

ITEM 13. Additional Information about the Company Being Acquired.



    The following information relates to the Fund and the Other Funds being merged into the Fund. Upon completion of the merger of the Fund and the Other Funds, the Fund will be an open-end management investment company under the name Steadman Security Trust. The Other Funds comprise the Steadman Investment Fund, the Steadman American Industry Fund and the Steadman Technology and Growth Fund.



INVESTMENT TECHNIQUES

    The following information supplements and should be read in conjunction with the section of the Fund's Prospectus entitled "Investment Policies, Objectives and Techniques".

OPTIONS ON STOCK INDICES

    Options on stock indices operate in much the same way as options on common stock, except that the underlying instrument, rather than being a stock, is a stock index such as the Standard & Poor's 500 Stock Index.

    The Fund will utilize various investment techniques involving options on stock market indices so as to enhance income. Call or put options may be purchased or sold on these indices depending upon the market conditions as viewed by the Advisor. The opportunity to realize a gain or loss on the purchase or sale of an index option is based upon movements in the level of prices in the stock market generally rather than changes in price of an individual stock. Successful use of index option techniques is therefore dependent upon the Advisor's ability to predict correctly movements in the stock market in general or the index of underlying stocks in particular, and this requires skills and techniques different from those involved in predicting the price level change of individual stocks.



    When purchasing a call on an index as an initial transaction, the maximum gain is unlimited while the risk is limited to the amount of the premium paid for the call. In selling a call on an index as an initial transaction, the maximum gain is the amount of the premium realized in the sale of the call whereas the risk is not limited by the price of an underlying security. When purchasing a put on an index as an initial transaction, the maximum gain is the difference between the exercise price and zero while the risk is limited to the amount of the premium paid for the put. In selling a put on an index as an initial transaction, the maximum gain is the amount of the premium realized in the sale of the put whereas the risk is the difference between the exercise price and zero.

    The Fund will cover call options on indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the guidelines established by the SEC with respect to coverage of options strategies. Nevertheless, where the Fund covers a call option on an index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Advisor will monitor and make appropriate adjustments to insure that the Fund is adequately covered if the index and the underlying securities diverge.

    The Fund will cover put options on indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the guidelines established by the SEC with respect to coverage of options strategies.



PORTFOLIO DIVERSIFICATION



    The Fund has elected to qualify as
a "non-diversified investment company," as defined under Section 5(b)(2) of the Investment Company Act of 1940, so that the Fund may invest its assets in the securities of a small number of issuers. This subjects the Fund's portfolio directly to the increase or decrease in the particular investment. Thus, the opportunity for gain and the risk of loss arc not spread over as broad a base as would be the case in a "diversified" company. While diversification spreads the risk of loss over a broader base, it also restricts the ability of the Advisor to take maximum advantage of investment opportunities that it determines are in the best interest of the Fund.



    The Fund will limit its investments in the securities of a small number of issuers only when the Advisor determines that it is in the best interest of the Fund to do so.



PORTFOLIO CONCENTRATION

    The current concentration policy of SAF, as well as the other Funds, states that it is not the policy of the Fund to invest 25% or more of the value of its total assets in any one industry. However, when securities of a given industry come to constitute 25% or more of the value of the Fund's total assets by reason of changes in value of either the concentrated securities or other securities, the excess need not be sold. Following the Merger, SST will have the same concentration policy. As of June 30, 1997, SAF, STGF, and SAIF were concentrated in certain industries in violation of their concentration policies. All of the Funds are currently in compliance with their concentration policy.



TAX STATUS



    Currently, the Fund does not qualify as a regulated investment company ("RIC") taxable under the rules of Sections 851-855 of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund is taxed under the normal corporate tax rules under Subchapter C of the Code. It is anticipated that such tax status as a non-RIC shall continue indefinitely.



    In the event the Fund qualifies as a RIC in the future, distributions of any taxable net investment income and of any excess of net short-term capital gain over net long-term capital loss and capital loss carryovers, if any, will be taxable to shareholders as ordinary income. Further, in qualifying years, to the extent that long-term capital gains exceed short-term capital losses and any capital loss carry forwards, they may be distributed to shareholders and, if distributed, will be taxable to the shareholders as long-term capital gain.

    Distributions from the Fund currently are taxable under the normal corporate tax rules because the Fund is not a RIC for federal income tax purposes. Non-redemption cash distributions to shareholders constitute ordinary dividend income if such distributions are out of the corporation's current or accumulated earnings and profits. Thereafter, the distributions are a non-taxable return of basis to the extent of the recipient's tax basis for the recipient's shares. Any distributions in excess of earnings and profits and in excess of such tax basis constitute gain from a deemed sale or exchange of the shares.

    Redemption distributions may be taxable under the rules described above, or such redemptions may be treated for federal income tax purposes as a sale or exchange of the redeemed shares. Such characterization depends upon the application to the recipient of Section 302(b) of the Code. A redemption distribution may be a sale or exchange of the redeemed shares for tax purposes if it is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is in complete termination of a shareholder's interest in the corporation, or is a redemption from a noncorporate shareholder in partial liquidation of the distributor (all within the technical meanings of Section 302(b)). Such determinations are highly individualized. Shareholders must consult with their own tax advisors concerning the effect to them of any redemption distribution from the Fund.

    Special rules apply for federal income tax purposes if the Fund makes a distribution of its assets in kind (which could be a liquidating distribution from the Fund or a non-liquidating distribution). Other special tax rules apply if the Fund makes a distribution of its shares or rights to acquire its shares to its shareholders with respect to their Fund shares. No such distributions are contemplated currently by the Fund so an explanation of these rules is beyond the scope of this discussion.



    Under the federal income tax law, the Fund is required to report to the Internal Revenue Service all dividend distributions. Under the backup withholding provisions, all distributions by the Fund may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under federal income tax laws. If the withholding provisions are applicable, any such distributions will be reduced by the amounts required to be withheld. Investors should consult their tax advisors about the applicability of the backup withholding provisions.



    The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her, where such amounts are treated as income from U.S. sources under the Code.

    In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund. Shareholders should consult their own tax advisors with respect to the tax status of distributions from the Fund in their own state and localities.

                               PORTFOLIO TURNOVER

    Because the Fund may engage in short-term trading, its portfolio rates may exceed 300%. High portfolio turnover (over 100%) may result in correspondingly higher brokerage costs.

OTHER INVESTMENT TECHNIQUES



    The Fund's Trust Indenture provides that the Fund may, in the sole discretion of the Advisor and to the maximum extent permissible by the applicable laws and regulations, engage in all lawful investment activities. Without limitation on any other investment activities, the Fund reserves freedom of action to engage in the following types of activities specified in Section (8)(b) of the Investment Company Act of 1940: (A) The Fund may borrow money from a bank for either investment or emergency purposes provided that such borrowing does not exceed 33 1/3% of the value of the Fund's total assets, less its liabilities other than such borrowings; (B) The Fund may issue senior securities to the extent the borrowing identified in (A) above constitutes the issuance of senior securities; (C) The Fund may engage in the business of underwriting securities issued by other persons to the extent that the purchase of restricted securities constitutes such underwriting; (D) The Fund may purchase and sell real estate including land and buildings and securities of companies whose assets consist of real property and interests therein; (E) The Fund may make both long and short-term loans to others, including the purchase of non-publicly offered debt securities. The extent to which the Fund intends to engage in the foregoing activities is entirely dependent upon the market conditions and the economic environment in which the Fund must operate. Thus it is not practical to predict the extent to which the Fund will or may engage in such activities. The Fund intends to engage in these activities to the maximum extent permissible under applicable laws and regulations when, in the judgment of the Advisor such activities appear to be beneficial to the Fund and its shareholders. Accordingly, the risks involved in an investment in the Fund may be greater than the risks generally associated with many other mutual funds.



PERFORMANCE INFORMATION



    The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over these periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. The average annual total rate of return for the shares of SST for the one year, five year, and ten year periods ended June 30, 1997 are 8.89%, 2.21%, and 1.00% respectively. The average annual total rate of return for the Other Funds shares for the one year, five years, and ten years periods ended June 30, 1997 are 0.56%, (13.06)%, and (11.83)%, respectively for SAIF, (2.05)%, (9.76)%, and (5.88)%, respectively for SIF, and (33.42)%, (22.84)%, and (16.41)%, respectively for STGF.



TRUSTEES AND OFFICERS OF THE FUND



  *CHARLES W. STEADMAN, Chairman of the Board of Trustees and President of the Fund; Chairman of the Board, President and Treasurer, Steadman Security Corporation (SSC) and subsidiaries. Age 82.



  PAUL A. BOWERS, M.D., Trustee, 9 Sandringham Road, Bala Cynwyd,
  Pennsylvania; Retired from private medical practice and as a Professor, Obstetrics and Gynecology, Jefferson Medical College, Philadelphia, Pennsylvania. Age 84.

  JOHN T. HAYWARD, Trustee, 3 Barclay Square, Newport, Rhode Island, Vice Admiral, U.S.N. (ret); Management Consultant; formerly Vice President, General Dynamics Corporation, Washington, D.C. (aerospace manufacturing)(1968-1974). Age 85.



  PAUL F. WAGNER, Trustee, Chairman, Wagner, Hines & Avery, Inc., a Washington, D.C. Public Affairs firm. Age 80.



  MAX KATCHER, Executive Vice President, Secretary and Treasurer of the Fund, Executive Vice President of SSC. Age 67.

  E. JEAN BELLOSI, Assistant Secretary of the Fund, Secretary of SSC. Age
  57.

------------------------

*   Interested person as defined by Section 2(a)(19) of the Investment Company
    Act.

    The Trustees and officers hold the same positions relative to the Other Funds, which Other Funds are proposed to be merged into the Fund.

    The address of all of the officers of the Fund is 1730 K Street, NW, Washington, DC 20006.

    On June 30, 1997, the Trustees and Officers of the Fund, as a group beneficially owned 16,434.691 shares in the Fund and 1,821.711 shares of the Other Funds which is less than one percent of each of the Fund's equity securities.

    During the fiscal year ended June 30, 1997, the Fund paid $4,844 in fees and expenses to all Trustees except Mr. Steadman who received no such fees or expenses. Trustees are paid $300 per meeting attended, except Mr. Steadman. During the fiscal year ended June 30, 1997, the Other Funds paid $17,432 in fees and expenses to all Trustees except Mr. Steadman, who received no such fees or expenses. The Other Funds Trustees are paid $300 per meetings attended, except Mr. Steadman. Upon the merger into the Fund, the Trustees will be compensated at the same level.

PRINCIPAL SHAREHOLDERS

    On June 30, 1997, no person beneficially owned more than 5% of the then outstanding shares of the Fund or each of the Other Funds.

INVESTMENT ADVISORY AND TRANSFER AGENT FEES

    SSC provides investment advisory services under an agreement which continues in effect subject to annual approval by the Trustees or by a majority of the outstanding voting securities of the Fund, provided that in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Fund or of SSC. The fees for investment advisory services arc computed as follows: 1% of the first $35,000,000 of net assets, 7/8 of 1% of the next $35,000,000 and 3/4 of 1% of all sums in excess thereof.



    The Fund paid investment advisory fees during the fiscal years ended
June 30, 1997 and 1996, the fiscal period ended June 30, 1995*, and the fiscal year ended September 30, 1994 as follows: 1997-$45,410; 1996-$51,706;
1995-$41,902; and 1994-$74,029. The Other Funds paid aggregate investment advisory fees during the fiscal years ended June 30, 1997 and 1996, the fiscal period ended June 30, 1995*, and in the case of SAIF, the fiscal year ended January 31, 1994 and in the case of SIF and STGF, the fiscal year ended December 31, 1994 as follows: 1997-$31,747; $1996-$40,338; 1995-$20,833; and
1994-$59,119.



    Under an agreement with the Fund which is contained in the approved minutes of the Fund, SSC serves as Transfer and Dividend Disbursing Agent and Agent for Administration of Shareholder Accounts (hereinafter "delegated services") for the Fund and the Other Funds. The fee for such services is computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account, per month. This agreement is embodied in resolutions by the Trustees. The last increase in fee amount was made on May 21,1986 (effective retroactive to May 1, 1986) and renewed annually by the Trustees since that date.



    The Fund paid fees for delegated services during the fiscal year ended June 30, 1997 and 1996, the fiscal period ended June 30, 1995*, and the fiscal year ended September 30, 1994 as follows: 1997-$36,859; 1996-$41,214; 1995-$33,620; and 1994-$47,679. The Other Funds paid aggregate fees for delegated services during the fiscal year ended June 30, 1997 and 1996, the fiscal period ended June 30, 1995*, and in the case of SAIF the fiscal year ended January 31, 1994 and in the case of SIF and STGF, the fiscal year ended December 31, 1994 as follows: 1997-$265,147; 1996-$283,427; 1995-$135,292; and
1994-$303,110.

    The Fund and the Other Funds also reimbursed SSC for salaries and fringe benefits, including payroll taxes and group insurance, of its employees who perform functions other than investment advisory and shareholder services during the fiscal year ended June 30, 1997 of $174,244 and $163,854, respectively.



    SSC assumes no responsibility under the Agreement other than to render the services called

---------------------------------
*The Funds' fiscal year was changed to June 30.

for thereunder, in good faith, and is not responsible for any action of the Fund in following or declining to follow any advice or recommendation. It is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the Agreement. Trustees, officers and employees of SSC have the unlimited and unrestricted right to engage in any other business or to devote time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

    The Agreement also provides that the Fund will pay all of its ordinary expenses of operation except specifically excepted, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of accounts; (ii) the expenses of its custodian, the transfer agent and dividend disbursing agent; (iii) the expenses of computing the net asset value of the shares at any required valuation date; (iv) the fees and expenses of the Trustees and, contrary to most other funds, the fees of those Trustees who also may be directors of the Advisor or its subsidiary corporation; (v) the expenses of meetings of shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including the cost of printing and mailing prospectuses to shareholders;
(vii) taxes of any kind assessed against the Fund; (viii) interest and commissions; (ix) Securities and Exchange Commission registration fees; (x) state registration fees; (xi) the expenses of trust existence; (xii) all or part of the salaries of the fund officers and other employees who also may be directors or officers or employees of the Advisor or its subsidiaries; (xiii) the fees of auditors; (xiv) the fees of legal counsel; (xv) travel, entertainment, publication, telephone, telegraph, and office space rent; and
(xvi) all other ordinary expenses of operation. The Fund also will pay all extraordinary expenses of whatever kind unless such expenses have been specifically assumed by the Advisor. The Other Funds have similar agreements.

DISTRIBUTION EXPENSES



    The Fund and the Other Funds pay all fees and expenses in connection with registering their shares under federal and state securities laws; preparing, printing, and mailing their prospectuses and reports to shareholders; and issuing shares, including expenses of confirming purchase orders. Upon completion of the merger of the Other Funds into the Fund, the Fund will not be offering fund shares on a regular basis except pursuant to a dividend reinvestment plan, if offered by the Fund. Depending on the performance of the Fund and other considerations, the Trustees intend to examine the possibility of offering additional Fund shares in the future.



PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS



    SSC makes decisions as to buying and selling investment securities, subject to supervision by the Fund's Board of Trustees. It is the practice of the Fund to seek the most favorable prices and execution of orders for the purchase or sale of portfolio securities, taking the facilities and services of a particular broker or dealer. Subject to these considerations, the Fund has authorized SSC to place a portion of such business on a principal or agency basis with eligible brokers who have provided statistical, quote and research material to the Advisor. Research services include written and oral advice, analyses and reports concerning issuers, industries, securities, markets, economic factors and trends and portfolio strategy. The Fund has been informed that, to the extent brokerage is allocated to obtain statistical, investment, research, or quotation services, SSC, as Advisor, will be assisted in providing to the Fund more thorough and complete advisory material. Although such services may tend to reduce the expenses of SSC in rendering investment advice to the Fund, the value of the services is not determinable. Such services may also be used in serving the other mutual funds managed by SSC, and the brokerage commissions of such other mutual funds may indirectly benefit the Fund. SSC investment personnel determine the overall reasonableness of commissions paid by rating brokers or dealers on such general factors as execution capabilities, quality of research and financial condition, and net results of specific transactions in such terms as price, promptness, size of order and difficulty of execution.

    While the Trustees oversee the portfolio transactions of the Fund in light of the Fund's investment policies and objectives without regard to the Other Funds, it is possible that at certain times the Fund and one or more of the Other Funds managed by SSC or its subsidiaries will seek to effect similar portfolio transactions in the same security. In such instances, such transactions are effected on a prorated basis based on the total assets of the Fund and the Other Funds and at a prorated cost, if feasible, and in the alternative, on a rotating or other equitable basis. The Advisor makes all such allocations. In some cases, this arrangement could have a detrimental effect on the price or volume executed insofar as a particular Fund is concerned.



    The Fund's Investment Advisor, acting on behalf of the Fund, is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage or research services. The Advisor and the Trustees consider the above allocation of brokerage to be consistent with the Fund's brokerage policy. Brokers do not exercise investment discretion as to the Fund's portfolio securities, hence no brokerage is allocated for such service.

    During the last three fiscal years the Fund and Other Funds paid brokerage as follows:



                          FUND                     OTHER FUNDS(2)
               --------------------------    ---------------------------
                BROKERAGE     TRANSACTIONS    BROKERAGE     TRANSACTIONS
               ------------  -------------   -------------  -------------
06/30/97       $   88,713    $  16,916,669   $   53,591     $    9,835,742
06/30/96       $  126,558    $  22,887,207   $   94,626     $   15,689,513
  06/30/95(1)  $  154,535    $  33,592,600   $   54,910     $    9,660,951

------------------------

(1) For the fiscal period October 1, 1994 through June 30, 1995

(2) Prior to June 30,1995, the fiscal years were: SAIF--January 31; SIF and STGF--December 31.

    During the Fund's fiscal year ended June 30, 1997, the Advisor directed brokerage transactions and paid brokerage commissions as follows because of research services provided by Reich & Co., Inc. of $31,000 on transactions of $6.0 million. During the Other Funds' fiscal year ended June 30, 1997, the Advisor directed brokerage transactions and paid brokerage commissions as follows because of research services provided by Reich & Co., Inc. of $18,000 on transactions of $3.4 million. Brokerage commissions were directed to Reich & Co., Inc. pursuant to an understanding that quotation services and devices would be provided to the Advisor in exchange for these brokerage commissions.



    The following table details transaction amounts and commissions paid to brokers during the last fiscal year for the Fund and the Other Funds as well as the percentage of transactions and commissions as related to the total for the Fund and the Other Funds.

Fund



BROKER                             TRANSACTIONS      % OF TOTAL     COMMISSIONS   % OF TOTAL
---------------------------------  -------------  ----------------  ------------  -----------
Reich & Co., Inc.................  $  14,866,281             87.88%  $   78,081        88.02%
Dean Witter......................      2,023,138             11.96       10,132        11.42
Ryan Hartley & Lee, Inc..........         27,250              0.16          500         0.56
                                   -------------  ----------------  ------------       -----
Totals...........................  $  16,916,669            100.00% $    88,713       100.00%
                                   -------------  ----------------  ------------       -----
                                   -------------  ----------------  ------------       -----

OTHER FUNDS

BROKER                              TRANSACTIONS     % OF TOTAL     COMMISSIONS   % OF TOTAL
----------------------------------  ------------  ----------------  ------------  -----------
Reich & Co., Inc..................  $  8,436,804             85.78%  $   44,511        83.06%
Dean Witter.......................     1,398,938             14.22        9,080        16.94
                                    ------------  ----------------  ------------       -----
Totals............................  $  9,835,742            100.00%  $   53,591       100.00%
                                    ------------  ----------------  ------------       -----
                                    ------------  ----------------  ------------       -----



SHAREHOLDER INVESTMENT PLAN



    The Fund and the Other Funds currently have available a "Systematic Withdrawal" plan which will be abolished upon the merger of the Other Funds into the Fund.



INDEPENDENT ACCOUNTANTS



    Reznick Fedder & Silverman, P.C., 4520 East West Highway, Bethesda, Maryland 20814, has been selected as the independent accountants for the Fund and provides audit and tax service.

ITEM 14. Financial Statements.

FINANCIAL STATEMENTS AND RELATED INFORMATION



    The Fund's Financial Statements and related notes for the fiscal year ended June 30, 1997 follow:



    Financial Statements and information of the Fund and the Other Funds listed below are included in part B hereof.



-- Independent Auditors' Report of Reznick Fedder & Silverman, P.C., dated July 25, 1997.

-- Report of Independent Accountants, Cooper& Lybrand L.L.P., dated
   July 29, 1996, except for Steadman Associated Fund for which the date is August 6, 1996.

-- Portfolio of Investments, June 30, 1997.

-- Statement of Assets and Liabilities, June 30, 1997.

-- Statement of Operations, for the year ended June 30, 1997.

-- Statements of Changes in Net Assets, for the years ended June 30, 1997 and 1996.

-- Financial Highlights, for the years ended June 30, 1997 and 1996, for the period October 1, 1994 through June 30, 1995, and each of the three years in the period ended September 30, 1994 for the Steadman Associated Fund; for the years ended June 30, 1997 and 1996, for the period February 1, 1995 through June 30, 1995, and each of the three years in the period ended January 31, 1995 for the Steadman American Industry Fund; and for the years ended June 30, 1997 and 1996, for the period January 1, 1995 through
   June 30, 1995, and each of the three years in the period ended December 31, 1994 for the Steadman Investment Fund and the Steadman Technology and Growth Fund.

-- Notes to Financial Statements listed above.

                          INDEPENDENT AUDITORS' REPORT


To the Shareholder and Board of
Trustees of Steadman American Industry Fund

    We have audited the accompanying statement of assets and liabilities of Steadman American Industry Fund, including the portfolio of investments, as of June 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996 and the period February 1, 1995 through June 30, 1995 and each of the three years in the period ended January 31, 1995 were audited by other auditors whose report, dated August 6, 1996, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and/or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman American Industry Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                                  Reznick Fedder & Silverman

Bethesda, Maryland
July 25, 1997

                       [Letterhead of Coopers & Lybrand]

                       REPORT OF INDEPENDENT ACCOUNTANTS

                                 -------------

To the Board of Trustees of
Steadman American Industry Fund

    We have audited the statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996, the five months ended June 30, 1995, and each of the three years in the period ended January 31, 1995 of the Steadman American Industry Fund (the "Fund"). This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets for the year ended June 30, 1996 and the financial highlights of the Fund for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.


                                         COOPERS & LYBRAND L.L.P.


Baltimore, Maryland
July 29, 1996

                       STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997



Assets
   Investments at value (cost $635,561) (note 1)................................  $  955,375
   Dividends receivable.........................................................         769
   Interest receivable..........................................................         330
   Cash and cash equivalents (note 1)...........................................      70,678
   Due from affiliate...........................................................       3,896
                                                                                  ----------
        Total assets............................................................   1,031,048
                                                                                  ----------
Liabilities
   Accounts payable and accrued expenses........................................      54,660
   Payable for trust shares redeemed............................................         291
                                                                                  ----------
        Total liabilities.......................................................      54,951
                                                                                  ----------
        NET ASSETS..............................................................  $  976,097
                                                                                  ----------
                                                                                  ----------

Net assets consist of
   Accumulated net investment loss.............................................. $(4,220,318)
   Unrealized appreciation of investments.......................................     319,814
   Accumulated net realized losses plus distributions from realized gains.......    (951,213)
   Capital paid in less distributions since inception...........................   5,827,814
                                                                                  ----------
                                                                                  $  976,097
                                                                                  ----------
                                                                                  ----------
Net asset value, offering price and redemption price per share
   ($976,097/1,346,814 shares of no par value trust shares)...................  $     0.72
                                                                                  ----------
                                                                                  ----------

    The accompying notes are an integral part of the financial statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                           For the year ended June 30,

                                                                                             1997         1996
                                                                                          -----------  -----------
Increase (decrease) in net assets from operations
   Net investment loss.....................................................................  $  (301,308) $  (294,205)
   Net realized gain from investment transactions..........................................        8,916       73,821
   Change in unrealized appreciation/(depreciation) of
     investments...........................................................................      300,735      (10,496)
                                                                                              ----------   ----------
                   Net increase (decrease) in net assets resulting
                     from operations.......................................................        8,343     (230,880)

Decrease in net assets from trust share transactions (note 2)..............................      (40,054)    (102,199)
                                                                                              ----------   ----------
   Decrease in net assets..................................................................      (31,711)    (333,079)

Net assets at beginning of period..........................................................    1,007,808    1,340,887
                                                                                              ----------   ----------
Net assets at end of period, (including accumulated net investment loss of $4,219,949
  and $3,918,641).......................................................................  $      976,097    1,007,808
                                                                                              ----------   ----------
                                                                                              ----------   ----------

    The accompanying notes are an integral part of the financial statements

                            STATEMENT OF OPERATIONS

                       For the year ended June 30, 1997

Investment Income
   Dividends.........................................................................  $  20,973
   Interest..........................................................................      3,117
                                                                                       ---------
         Total income................................................................                $  24,090
Expenses
   Shareholder servicing fee (note 4)................................................    149,345
   Salaries and employee benefits (note 4)...........................................     49,285
   Professional fees.................................................................     42,448
   Proposed merger expense (note 7)..................................................     34,493
   Miscellaneous.....................................................................      8,482
   Investment advisory fee (note 4)..................................................     10,521
   Reports to shareholders...........................................................     12,026
   Rent..............................................................................      7,244
   Trustees' fees and expenses (note 4)..............................................      5,944
   Computer services.................................................................      3,655
   Custodian fees....................................................................      1,955
                                                                                       ---------
         Total expenses.............................................................                   325,398
                                                                                                     ---------
         Net investment loss........................................................                  (301,308)
                                                                                                     ---------
Realized and Unrealized Gain (Loss) on Investments (note 1 and 3)
   Net realized loss from investment transactions....................................                    8,916
   Change in unrealized appreciation/(depreciation) of investments...................                  300,735
                                                                                                     ---------
         Net gain on investments.....................................................                  309,651
                                                                                                     ---------
         Net increase in net assets resulting from operations........................                $   8,343
                                                                                                     ---------
                                                                                                     ---------


The accompanying notes are an integral part of the financial statements

                           PORTFOLIO OF INVESTMENTS

                                 June 30, 1997

                                                                                                           VALUE
                                                                                               SHARES    (NOTE 1)
                                                                                             ----------  ---------
COMMON STOCKS--100%
Computer peripherals--7.0%
   Cisco System (a)........................................................................       1,000  $  67,125
                                                                                                         ---------
           Total computer peripherals......................................................                 67,125
                                                                                                         ---------
Computer software--10.5%
   Oracle Corp. (a)........................................................................       2,000    100,750
                                                                                                         ---------
           Total Computer Software.........................................................                100,750
                                                                                                         ---------
Motor vehicles--19.8%
   Ford motors.............................................................................       5,000    188,750
                                                                                                         ---------
           Total motor vehicles............................................................                188,750
                                                                                                         ---------
Semiconductor--47.8%
   Intel Corp. warrants (a)................................................................       4,500    456,750
                                                                                                         ---------
           Total semiconductor.............................................................                456,750

Telecom services--6.5%
   Champion Technology Holding Ltd.........................................................     100,000     62,000
                                                                                                         ---------
           Total telecom services..........................................................                 62,000
                                                                                                         ---------
Telephone services--8.4%
   Worldcom Inc. (a).......................................................................       2,500     80,000
                                                                                                         ---------
           Total telephone services........................................................                 80,000
                                                                                                         ---------
      Total Portfolio of Investment (Cost $635,561)........................................             $  955,375
                                                                                                        ----------
                                                                                                        ----------

(a) Non-income producing security


    The accompanying notes are an integral part of the financial statements

                                  STEADMAN AMERICAN INDUSTRY FUND

                                        FINANCIAL HIGHLIGHTS

                                           June 30, 1997

                                                                             FOR PERIOD
                                      FOR THE           FOR THE YEAR        FEBRUARY  1,
                                     YEAR ENDED            ENDED            1995 THROUGH
                                      JUNE 30,            JUNE 30,             JUNE 30,        FOR THE YEAR ENDED JANUARY 31,
                                  -----------------  -----------------  -----------------   ---------  ---------  ---------
                                        1997                1996                1995*           1995       1994       1993
                                  -----------------  -----------------  -----------------   ---------  ---------  ---------
Per share operating
  performance:
 Net asset value, beginning of
   period.....................    $    0.72          $    0.88          $    0.96            $    1.65  $    1.50  $    1.54
                                  -----------------  -----------------  -----------------   ---------  ---------  ---------
 Net investment loss..........        (0.33)             (0.41)             (0.12)               (0.26)     (0.24)     (0.19)
 Net realized and unrealized
   gain (loss) on
   investments................         0.33               0.25               0.04                (0.43)      0.39       0.15
                                  -----------------  -----------------  -----------------   ---------  ---------  ---------
 Total from investment
   operations.................          --               (0.16)             (0.08)               (0.69)      0.15      (0.04)
                                  -----------------  -----------------  -----------------   ---------  ---------  ---------
 Net asset value, end of
  period.....................     $    0.72          $    0.72          $    0.88            $    0.96  $    1.65    $  1.50
                                  -----------------  -----------------  -----------------   ---------  ---------  ---------
                                  -----------------  -----------------  -----------------   ---------  ---------  ---------
 Ratios/Supplemental Data:
 Total return.................       (56.00)%           (18.48)%           (20.01)%**           (41.82)%    10.00%     (2.60)%
 Ratio of expenses to average
   net assets.................        31.07%             24.61%             24.62%**             17.69%     12.66%     14.83%
 Ratio of net investment loss
   to average net assets......       (28.77)%           (24.10)%           (22.86)%**           (15.63)%   (11.40)%    (13.52)%
 Portfolio turnover rate......          128                339%               617%**               289%       134%        221%
 Net assets, end of period (in
   thousands).................    $     976          $   1,008          $   1,341            $   1,472  $   2,627    $  2,496


*   The Fund's fiscal year-end was changed to June 30.
**  Annualized


    The accompanying notes are an integral part of the financial statements

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 1997

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

    Steadman American Industry Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end investment company.

    The preparation of financial statements is conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

CASH AND CASH EQUIVALENTS

    Management defines cash equivalents as investments that mature in three months or less when acquired. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

SECURITY VALUATION

    Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investment for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

INCOME TAXES

    The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

                                  JUNE 30, 1997


NOTE 2 -- TRUST SHARES

    The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                                                   FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                                                     JUNE 30, 1997            JUNE 30, 1996
                                                                 ----------------------  -----------------------
                                                                   SHARES      AMOUNT      SHARES      AMOUNT
                                                                 ----------  ----------  ----------  -----------
Shares sold....................................................          --  $       --          --  $        --
Shares redeemed................................................     (51,675)    (40,054)   (117,686)    (102,199)
                                                                 ----------  ----------  ----------  -----------
Net decrease...................................................     (51,675) $  (40,054)   (117,686) $  (102,199)
                                                                             ----------              -----------
                                                                             ----------              -----------
Shares outstanding
  Beginning of period..........................................   1,398,489               1,516,175
                                                                 ----------              ----------
  End of period................................................   1,346,814               1,398,489
                                                                 ----------              ----------
                                                                 ----------              ----------

NOTE 3 -- PURCHASES AND SALES OF SECURITIES

    During the year ended June 30, 1997, purchases and proceeds from sales of investment securities aggregated $1,271,367 and $1,466,133, respectively.

    Unrealized appreciation of investments aggregated $319,814 of which $645,239 related to gross unrealized appreciation in which value exceed tax cost and $325,425 related to gross unrealized depreciation in which tax cost exceeded market value.

NOTE 4 -- INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

    Steadman Security Corporation (SSC), an affiliate, has provided advisory services under an agreement which first become effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement, SSC will continue to provide the same services it provided under the same terms and condition of the previous agreement. The agreement will continue in effect subject to the annual approval of the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received shareholder

                                  JUNE 30, 1997

NOTE 4 -- INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES
         (Continued)

servicing fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its officers and employees who performed functions other than investment advisory and shareholder service functions for the Fund.

    Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

NOTE 5 -- FEDERAL INCOME TAXES

    In the fiscal year ended June 30, 1997, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in the fiscal year ended June 30, 1997, therefore no income tax provision is required. A full valuation allowance was provided for deferred tax assets, totaling approximately $1,971,000 at June 30, 1997, which arise principally from net operating loss carryforwards and capital carryforwards available for income tax purposes.

    For income tax purposes, the Fund has net operating loss carryovers approximating $4,235,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (1999)$74,000;
(2000) $239,000; (2001) $139,000; (2002) $353,000; (2003) $371,000; (2004)
$235,000; (2005) $384,000; (2006) $365,000; (2007) $360,000; (2008) $335,000;
(2009) $322,000; (2010) $447,000 (2011) $295,000 and (2012) $316,000. Capital
loss carryforwards aggregating approximately $951,000 are available to offset future capital gains, it any, which expire as follows: (1997) $110,000; (1999) $771,000; and (2000) $70,000.

                                 JUNE 30, 1997


NOTE 6 -- EXPIRATION OF SHAREHOLDER STATES REDEMPTION RESTRICTION

    In 1993 the Fund entered into a Settlement Agreement with approximately 47 states (the "Shareholder States") with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholders States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own 22% of shares in the Fund. In July 1997, the Fund agreed to remove this restriction and allow Shareholder States to redeem shares upon request.

NOTE 7 -- PROPOSED MERGER

    During 1997, management proposed a merger of Steadman American Industry Fund, Steadman Investment Fund, and Steadman Technology and Growth Fund with and into the Steadman Associated Fund, which will change to a close-end investment company whose name will change to Steadman Security Trust (SST). In connection with the merger, SST will amend its investment objective to primarily seek current income and secondarily to maximize total return. Following the proposed merger, fund shares no longer will be sold or redeemed by SST on a request basis, but may be sold to other investors in market transactions. The costs associated with the proposed merger are allocated to all the funds based on the respective net asset values of the funds. The proposed merger requires approval by the share-holders. A Registration Statement of Form N-14 is pending SEC regulatory approval and the proposed merger requires the approval of the Shareholders of all of the funds.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Steadman Associated Fund

    We have audited the accompanying statement of assets and liabilities of Steadman Associated Fund, including the portfolio of investments, as of June 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996 and the period October 1, 1994 through June 30, 1995 and each of the three years in the period ended September 30, 1994 were audited by other auditors whose report, dated August 6, 1996, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and/or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Associated Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                     Reznick Fedder & Silverman

Bethesda, Maryland
July 25, 1997

                           [Letterhead of Coopers & Lybrand]

                            REPORT OF INDEPENDENT ACCOUNTANTS

                                    ------------------


To the Board of Trustees of
Steadman Associated Fund

    We have audited the statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996, the nine months ended June 30, 1995, and each of the three years in the period ended September 30, 1994 of the Steadman Associated Fund (the "Fund"). This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets for the year ended June 30, 1996 and the financial highlights of the Fund for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
August 6, 1996

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 1997

                                                                          Shares        Value
                                                                                       (note 1)
                                                                        ----------  ----------------
COMMON STOCKS--99.8%
  Aircraft--8.1%
    Boeing Co. (a)....................................................       6,500  $        344,906
                                                                                    ----------------
         Total Aircraft...............................................                       344,906
                                                                                    ----------------
  Computer Equipment--5.3%
    Hewlett Packard...................................................       4,000           224,000
                                                                                    ----------------

         Total Computer Equipment.....................................                       224,000
                                                                                    ----------------
  Computer Software--29.1%............................................
    Microsoft Corp. (a)...............................................       9,000         1,137,375
    Oracle Corp. (a)..................................................       2,000           100,750
                                                                                    ----------------

         Total Computer Software......................................                     1,238,125
                                                                                    ----------------
  Computer Switching--2.0%
    Xylan Corp. (a)...................................................       5,000            85,000
                                                                                    ----------------

         Total Computer Switching.....................................                        85,000
                                                                                    ----------------
  Computer Systems Design--7.0%
    Sun Microsystems (a)..............................................       8,000           297,750
                                                                                    ----------------

         Total Computer Systems Design................................                       297,750
                                                                                    ----------------
  Mail Order Houses--6.1%
    Gateway 2000 (a)..................................................       8,000           259,500
                                                                                    ----------------

         Total Mail Order Houses......................................                       259,500
                                                                                    ----------------
  Motor Vehicles--8.5%
    Ford Motor Co.....................................................       5,000           188,750
    General Motors "H"................................................       3,000           173,250
                                                                                    ----------------

         Total Motor Vehicles.........................................                       362,000
                                                                                    ----------------

                                        (continued)

                                  June 30, 1997

(a) Non-income producing security.

                                                                                                          Value
                                                                                             Shares      (note 1)
                                                                                            ---------  ------------
  Semiconductor--19.9%
    Intel Corp. Warrants (a)..............................................................      6,000       609,000
    LSI Logic (a).........................................................................      7,500       240,000
                                                                                                       ------------
        Total Semiconductor...............................................................                  849,000
                                                                                                       ------------
  Telcom Mfg.--2.5%
    Lucent Technologies...................................................................      1,500       108,094
                                                                                                       ------------
        Total Telecom Mfg.................................................................                  108,094
                                                                                                       ------------
  Telephone Services--11.3%
    Worldcom Inc. (a).....................................................................     15,000       480,000
                                                                                                       ------------
        Total Telephone Services..........................................................                  480,000
                                                                                                       ------------
        Total Common Stocks (Cost $3,029,393).............................................                4,248,375
                                                                                                       ------------
        CALL OPTIONS PURCHASED--.2%

    LSI Logic, 10/18/97 at $40............................................................      2,500         4,688
    Seagate Technology, 9/20/97 at $47.50.................................................      5,000         2,181
                                                                                                       ------------
        Total Call Options Purchased (Cost $63,025).......................................                    6,869
                                                                                                       ------------
        Total Portfolio of Investments (Cost $3,092,418)..................................             $  4,255,244
                                                                                                       ------------
                                                                                                       ------------

(a) Non-income producing security.

       The accompanying notes are an integral part of the financial statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 JUNE 30, 1997

Assets
    Investments at value (Cost $3,092,418)(note 1)..............................  $ 4,255,244
    Cash and cash equivalents (note 1)..........................................      235,550
    Dividends receivable........................................................          560
    Interest receivable.........................................................        1,425
    Due from affiliate..........................................................        3,896
                                                                                  -----------
      Total assets..............................................................    4,496,675
                                                                                  -----------
Liabilities
    Accounts payable and accrued expenses.......................................       87,142
    Investment advisory and service fees payable (note 4).......................        3,712
    Other payable to affiliate (note 4).........................................        2,969
    Payable for trust shares redeemed...........................................        1,693
    Miscellaneous payable.......................................................        4,175
                                                                                  -----------
      Total liabilities.........................................................       99,691
                                                                                  -----------
      Net Assets................................................................  $ 4,396,984
                                                                                  -----------
                                                                                  -----------
Net assets consist of
    Undistributed net investment loss...........................................  $(5,181,222)
    Unrealized appreciation of investments......................................    1,162,826
    Accumulated net realized losses from security transactions..................     (821,035)
    Paid-in capital.............................................................    9,236,415
                                                                                  -----------
                                                                                  $ 4,396,984
                                                                                  -----------
                                                                                  -----------

Net asset value, offering price and redemption price per share ($4,396,984
  DIVIDED BY 5,768,032 shares of no par value trust shares).....................  $      0.76
                                                                                  -----------
                                                                                  -----------

    The accompanying notes are an integral part of the financial statements

                            STATEMENT OF OPERATIONS

                        For the year ended June 30, 1997

Investment Income
  Dividends..............................................................  $  12,759
  Interest...............................................................     14,646
                                                                           ---------
        Total income.....................................................             $  27,405
                                                                                      ---------
Expenses
  Salaries and employee benefits (note 4)................................    174,244
  Investment advisory fee (note 4).......................................     45,410
  Professional fees......................................................     62,741
  Proposed merger expense (note 7).......................................    162,690
  Shareholder servicing fee (note 4).....................................     36,859
  Rent...................................................................     31,257
  Miscellaneous..........................................................     22,790
  Blue Sky Registration Fees.............................................      1,800
  Custodian fees.........................................................      6,447
  Computer services......................................................      5,917
  Reports to shareholders................................................      6,818
  Trustees' fees and expenses (note 4)...................................      4,719
                                                                           ---------
        Total expenses...................................................               561,692
                                                                                      ---------
        Net investment loss..............................................              (534,287)
                                                                                      ---------
Realized and Unrealized Gain/(Loss) on Investments (notes 1 and 3)
  Net realized gain from investment transactions.........................               306,022
  Change in unrealized appreciation/(depreciation) of investments........               644,512
                                                                                      ---------
  Net gain on investments................................................               950,534
                                                                                      ---------
  Net increase in net assets resulting from operations...................             $ 416,247
                                                                                      ---------
                                                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                          For the year ended June 30,

                                                                                           1997          1996
                                                                                       ------------  -------------
Increase/(decrease) in net assets from operations
  Net investment loss................................................................  $   (534,287) $    (388,362)
  Net realized gain from investment transactions.....................................       306,022        517,110
  Change in unrealized appreciation/(depreciation) of investments....................       644,512       (352,459)
                                                                                       ------------  -------------
    Net increase (decrease) in net assets resulting from operations..................       416,247       (223,711)
                                                                                       ------------  -------------
Decrease in net assets from trust share transactions (note 2)........................      (600,754)      (929,919)
                                                                                       ------------  -------------
Decrease in net assets...............................................................      (184,507)    (1,153,630)

Net assets at beginning of period....................................................     4,581,491      5,735,121
                                                                                       ------------  -------------
Net assets at end of period (including accumulated net investment loss of $5,170,173
  and $4,635,886)....................................................................  $  4,396,984  $   4,581,491
                                                                                       ------------  -------------
                                                                                       ------------  -------------

    The accompanying notes are an integral part of the financial statements

                            Steadman Associated Fund

                              Financial Highlights

                                 June 30, 1997


                                     For the year    For the year   For the year
                                       ended           ended           ended            For the years ended September 30,
                                      June 30,        June 30,        June 30,        ------------------------------------
                                        1997            1996            1995*            1994          1993         1992
                                   --------------   -------------   -------------     ----------    ----------   ---------
Per Share Operating Performance:
  Net asset value, beginning of
    period.......................  $          .70   $         .73   $         .72     $      .87    $      .64   $     .67
                                   --------------   -------------   -------------     ----------    ----------   ---------
  Net investment loss............            (.11)           (.17)           (.03)          (.08)         (.05)       (.03)
    Net realized and unrealized
      gain (loss) on
      investments................             .17             .14             .04           (.07)          .28          --
                                   --------------   -------------   -------------     ----------    ----------   ---------
    Total from investment
      operations.................             .06            (.03)            .01           (.15)          .23        (.03)
                                   --------------   -------------   -------------     ----------    ----------   ---------
Net asset value end of period....  $          .76   $         .70   $         .73     $      .72    $      .87   $     .64
                                   --------------   -------------   -------------     ----------    ----------   ---------
                                   --------------   -------------   -------------     ----------    ----------   ---------
Ratios/Supplemental Data:
  Total return...................            8.89%          (4.38)           1.85%**      (17.24)%       35.9%        (4.5)%
  Ratio of expenses to average
    net assets...................           12.42%           8.14%           8.17%**        7.76%        5.79%        6.92%
  Ratio of net investment loss to
    average net assets...........          (11.82)%         (7.48)%         (7.23)%**      (6.09)%      (4.63)%      (5.14)%
  Portfolio turnover rate........             193%            231%            505%**         241%         300%         301%
  Net assets, end of period (in
    thousands)...................  $        4,397   $       4,581   $       5,735     $    6,307    $   8,844    $   7,254

*  The Fund's fiscal year-end was changed to June 30.

** Annualized

    The accompanying notes are an integral part of the financial statements

                            Steadman Associated Fund

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 1997

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

    Steadman Association Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund has not been accepting new subscriptions for shares since November 1996.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    Cash and Cash Equivalents

    Management defines cash equivalents as investments that mature in three months or less when acquired. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

    Security Valuation

    Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

    Security Transactions and Investment Income

    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

    Call options give the holder the right to purchase a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Assets and Liabilities at market value.

                               Steadman Associated Fund

                                    JUNE 30, 1997



NOTE 1--SIGNIFICANT ACCOUNTING POLICIES (continued)

    Income Taxes

    The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

NOTE 2--TRUST SHARES

    The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                                                 For the year ended        For the year ended
                                                                    June 30, 1997            June 30, 1996
                                                               -----------------------  ------------------------
                                                                 Shares      Amount       Shares       Amount
                                                               ----------  -----------  -----------  -----------
Shares sold..................................................         609  $       400          269  $       200
Shares redeemed..............................................    (812,875)    (601,154)  (1,295,786)    (930,119)
                                                               ----------  -----------  -----------  -----------
Net decrease.................................................    (812,266) $  (600,754)  (1,295,517) $  (929,919)
                                                                           -----------               -----------
                                                                           -----------               -----------
Shares outstanding
  Beginning of period........................................   6,580,298                 7,875,815
                                                               ----------               -----------
  End of period..............................................   5,768,032                 6,580,298
                                                               ----------               -----------
                                                               ----------               -----------

NOTE 3--PURCHASES AND SALES OF SECURITIES

    During the year ended June 30, 1997, purchases and proceeds from sales of investment securities aggregated $8,273,172 and $9,171,210, respectively. Unrealized appreciation of investments aggregated $1,162,826 of which $2,830,668 related to gross unrealized appreciation where there is an excess of value over tax cost and $1,667,842 related to gross unrealized depreciation where there is an excess of tax cost over value.

                               Steadman Associated Fund

                                    JUNE 30, 1997

NOTE 4--INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

    Steadman Security Corporation (SSC), an affiliate, has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement, SSC will continue to provide the same services it provides under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received shareholder servicing fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its officers and employees who performed functions other than investment advisory and shareholder service functions for the Fund.

    Certain officers and trustees of the Fund are "affiliated persons" of the Investment Advisor, as defined by the Investment Company Act of 1940.

NOTE 5--FEDERAL INCOME TAXES

    In the fiscal year ended June 30, 1997, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in the fiscal year ended June 30, 1997, therefore no income tax provision is required. A full valuation allowance has been provided for deferred tax assets, totaling approximately $2,288,000 at June 30, 1997, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

    For income tax purposes, the Fund has net operating loss carryforwards approximating $5,192,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (2000) $443,000; (2001) $499,000; (2003) $328,000; (2004)
    $476,000; (2005) $534,000; (2006) $324,000; (2007) $381,000; (2008)
    $539,000; (2009) $437,000; (2010) $287,000 (2011) $401,000 and (2012)
    $543,000. Capital loss carryforwards aggregating approximately $804,000 are available to offset future capital gains, if any, which expire as follows: (2001) $452,000 and (2000) $352,000.

                            Steadman Associated Fund

                                 June 30, 1997

NOTE 6--EXPIRATION OF SHAREHOLDER STATES REDEMPTION RESTRICTION

    In 1993 the Fund entered into a Settlement Agreement with approximately 47 states (the "Shareholder States") with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholder States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own 9% of shares in the Fund. In July 1997, the Fund agreed to remove this restriction and allow Shareholder States to redeem shares upon request.

NOTE 7--PROPOSED MERGER

    During 1997, management proposed a merger of Steadman American Industry Fund, Steadman Investment Fund, and Steadman Technology and Growth Fund with and into the Steadman Associated Fund, which will change to a close-end investment company whose name will change to Steadman Security Trust (SST). In connection with the merger, SST will amend its investment objective to primarily seek current income and secondarily to maximize total return. Following the proposed merger, fund shares no longer will be sold or redeemed by SST on a request basis, but may be sold to other investors in market transactions. The costs associated with the proposed merger are allocated to all the funds based on the respective net asset values of the funds. The proposed merger requires approval by the shareholders. A Registration Statement of Form N-14 is pending SEC regulatory approval and the proposed merger requires the approval of the Shareholders of all of the funds.

                         INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Steadman Investment Fund



    We have audited the accompanying statement of assets and liabilities of Steadman Investment Fund, including the portfolio of investments, as of June 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996 and the period January 1, 1995 through June 30, 1995 and each of the three years in the period ended December 31, 1994 were audited by other auditors whose report, dated August 6, 1996, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and/or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Investment Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.



                                            Reznick Fedder & Silverman

Bethesda, Maryland
July 25, 1997

                      [Letterhead of Coopers & Lybrand]

                      REPORT OF INDEPENDENT ACCOUNTANTS


                                ------------

To the Board of Trustees of
 Steadman Investment Fund


    We have audited the statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996, the five months ended June 30, 1995, and each of the three years in the period ended January 31, 1995 of the Steadman Investment Fund (the "Fund"). This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets for the year ended June 30, 1996 and the financial highlights of the Fund for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.



                                            COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
July 29, 1996

                           PORTFOLIO OF INVESTMENTS

                                June 30, 1997

                                                                       Value
                                                          SHARES      (NOTE 1)
                                                          ------    ----------

COMMON STOCKS--100%
 Computer Peripherals--15.1%
  Cisco Systems (a)................................       3,500     $  234,937
                                                                    ----------
    Total Computer Peripherals.....................                    234,937
                                                                    ----------

Computer Software--8.1%
 Oracle Corp. (a)..................................      2,500         125,937
                                                                    ----------
    Total Computer Software........................                    125,937
                                                                    ----------

Computer Switching--10.9%
 Xylan Corp. (a)...................................     10,000         170,000
                                                                    ----------
    Total Computer Switching.......................                    170,000
                                                                    ----------

Computer Systems Design--16.8%
 Sun Microsystems (a)..............................      7,000         260,530
                                                                    ----------
    Total Computer Systems Design..................                    260,530
                                                                    ----------

Motor Vehicles--8.6%
 General Motors "H"................................      2,300         132,825
                                                                    ----------
    Total Motor Vehicles...........................                    132,825
                                                                    ----------

Telecom Mfg.--13.9%
 Lucent Technologies (a)...........................      3,000         216,185
                                                                    ----------
    Total Telecom Mfg..............................                    216,185
                                                                    ----------

Semiconductor--16.3%
 Intel Corp. Warrants (a)..........................      2,500         253,750
                                                                    ----------
    Total Semiconductor............................                    253,750
                                                                    ----------

Telephone Services--10.3%
 Worldcom Inc. (a).................................     5,000          160,000
                                                                    ----------
    Total Telephone Services.......................                    160,000
                                                                    ----------

    Total Portfolio of Investments (Cost $1,191,522)                $1,554,164
                                                                    ----------
                                                                    ----------

------------------------

(a) Non-income producing security.


   The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1997


Assets
 Investments at value (Cost $1,191,522)(note 1)............        $ 1,554,164
 Cash and cash equivalents (note 1)........................            139,235
 Interest receivable.......................................                788
                                                                   -----------
    Total assets...........................................          1,694,187
                                                                   -----------
Liabilities
 Accounts payable and accrued expenses.....................             34,903
 Investment advisory and service fees payable (note 4).....              1,358
 Other payable to affiliate (note 4).......................             15,235
 Payable for trust shares redeemed.........................              8,801
                                                                   -----------
    Total liabilities......................................             60,297
                                                                   -----------
    Net Assets.............................................        $ 1,633,890
                                                                   -----------
                                                                   -----------
Net assets consist of
 Accumulated net investment loss...........................        $(1,943,059)
 Unrealized appreciation of investments....................            362,642
 Accumulated net realized losses...........................           (574,661)
 Capital paid in less distributions since inception........          3,788,968
                                                                   -----------
                                                                   $ 1,633,890
                                                                   -----------
                                                                   -----------
Net asset value, offering price and redemption price per
share
 ($1,633,890 = 1,928,494 shares of no par value trust
 shares)...................................................        $      0.85
                                                                   -----------
                                                                   -----------


   The accompanying notes are an integral part of the financial statements

                            STATEMENT OF OPERATIONS

                        For the year ended June 30, 1997

Investment Income
 Dividends...........................................................    $ 5,670
 Interest............................................................      6,659
                                                                         -------
    Total income.....................................................                 $  12,329
                                                                                      ---------
Expenses
 Salaries and employee benefits (note 4).............................     87,965
 Shareholder servicing fee (note 4)..................................     47,647
 Professional fees...................................................     33,357
 Proposed merger expense (note 7)....................................     54,392
 Investment advisory fee (note 4)....................................     17,117
 Miscellaneous.......................................................      9,759
 Rent................................................................     11,734
 Computer services...................................................      3,992
 Reports to shareholders.............................................      6,416
 Trustees' fees and expenses (note 4)................................      5,619
 Custodian fees......................................................      2,050
                                                                         -------
    Total expenses...................................................                   280,048
                                                                                      ---------
    Net investment loss..............................................                  (267,719)
                                                                                      ---------
Realized and Unrealized Gain/(Loss) on Investments (notes 1 and 3)
 Net realized loss from investment transactions......................                  (185,331)
 Change in unrealized appreciation/(depreciation) of investments.....                   418,153
                                                                                      ---------
 Net gain on investments.............................................                   232,822
                                                                                      ---------
 Net decrease in net assets resulting from operations................                 $ (34,897)
                                                                                      ---------
                                                                                      ---------


   The accompanying notes are an integral part of the financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                         For the year ended June 30,

                                                                         1997          1996
                                                                     -----------   ------------
Increase/(decrease) in net assets from operations
 Net investment loss..............................................   $ (267,719)   $ (111,105)
 Net realized (loss) gain from investment transactions............     (185,331)       47,825
 Change in unrealized appreciation/(depreciation)
  of investments..................................................      418,153      (271,135)
                                                                     ----------    ----------
    Net decrease in net assets resulting
     from operations..............................................      (34,897)     (334,415)
                                                                     ----------    ----------
Decrease in net assets from trust share transactions (note 2).....      (94,680)     (200,097)
                                                                     ----------    ----------
 Decrease in net assets...........................................     (129,577)     (534,512)

Net assets at beginning of period.................................    1,763,467     2,297,979
                                                                     ----------    ----------
Net assets at end of period (including accumulated
 net investment loss of $1,947,718 and $1,679,999)................   $1,633,890    $1,763,467
                                                                     ----------    ----------
                                                                     ----------    ----------


   The accompanying notes are an integral part of the financial statements.

                           STEADMAN INVESTMENT FUND

                             FINANCIAL HIGHLIGHTS

                                June 30, 1997

                                                                               FOR THE
                                                                                PERIOD
                                                                              JANUARY 1,
                                                 FOR THE      FOR THE YEAR       1995       FOR THE YEAR ENDED DECEMBER 31,
                                                YEAR ENDED       ENDED         THROUGH
                                                 JUNE 30,       JUNE 30,       JUNE 30,     -------------------------------
                                                   1997           1996           1995*       1994       1993       1992
                                              -------------  --------------  ------------  ---------  ---------  ---------
Per Share Operating Performance:
 Net asset value, beginning of
  period...................................    $     .86      $     1.02     $    .93      $   1.42   $  1.38    $    1.49
                                               ---------      ----------     --------      --------   -------    ---------
 Net investment loss.......................         (.03)           (.13)        (.02)         (.08)     (.06)        (.09)
   Net realized and unrealized
    gain (loss) on
    investments............................          .02            (.03)         .11          (.41)      .10         (.02)
                                               ---------      ----------     --------      --------   -------    ---------
   Total from investment
    operations.............................          .01            (.16)         .09          (.49)      .04         (.11)
                                               ---------      ----------     --------      --------   -------    ---------
 Net asset value end of period.............    $     .85      $      .86     $   1.02      $    .93   $  1.42    $    1.38
                                               ---------      ----------     --------      --------   -------    ---------
                                               ---------      ----------     --------      --------   -------    ---------
 Ratios/Supplemental Data:
  Total return.............................        (2.05)%        (15.53)%      19.36%**     (34.51)%    2.89%       (7.05)%
  Ratio of expenses to average
   net assets..............................        16.47%          10.60%       10.54%**       8.90%     6.48%        7.78%
 Ratio of net investment loss to
  average net assets.......................       (15.75)%         (5.23)%      (4.24)%**     (6.65)%   (4.52)%      (6.09)%
 Portfolio turnover rate...................          138%            382%         226%**        282%      179%         263%
 Net assets, end of period
  (in thousands)...........................   $    1,634      $    1,763     $  2,298      $  2,159   $ 3,550    $   3,781

------------------------

*   The Fund's fiscal year-end was changed to June 30.
**  Annualized


   The accompanying notes are in integral part of the financial statements.

                           STEADMAN INVESTMENT FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 1997

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

 Steadman Investment Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

 CASH AND CASH EQUIVALENTS

 Management defines cash equivalents as investments that mature in three months or less when acquired. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

 SECURITY VALUATION

 Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

 SECURITY TRANSACTIONS AND INVESTMENT INCOME

 Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

                           STEADMAN INVESTMENT FUND

                                June 30, 1997


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES (Continued)

 INCOME TAXES

 The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

NOTE 2--TRUST SHARES

 The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                FOR THE YEAR ENDED      FOR THE YEAR ENDED
                                  JUNE 30, 1997            JUNE 30, 1996
                             -----------------------  -----------------------
                               SHARES       AMOUNT      SHARES       AMOUNT
                             ----------  -----------  ----------  -----------
Shares sold...............      --       $   --          --       $   --
Shares redeemed...........    (110,234)     (94,680)   (205,360)     (200,097)
                             ---------   ----------   ---------   -----------

Net decrease..............    (110,234)  $  (94,680)   (205,360)  $  (200,097)
                                         ----------               -----------
                                         ----------               -----------
Shares outstanding
 Beginning of period......   2,038,728                2,244,088
                             ---------                ---------

 End of period............   1,928,494                2,038,728
                             ---------                ---------
                             ---------                ---------


NOTE 3--PURCHASES AND SALES OF SECURITIES

 During the year ended June 30, 1997, purchases and sales proceeds from investment securities aggregated $2,176,772 and $2,455,118, respectively.

 The net unrealized appreciation of investments aggregated $362,642 of which $800,241 related to gross unrealized appreciation where there is an excess of value over tax cost and $437,599 related to gross unrealized depreciation of investments where there is an excess of tax cost over value.

                           STEADMAN INVESTMENT FUND

                                June 30, 1997

NOTE 4--INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

 Steadman Security Corporation (SSC), an affiliate, has provided advisory services under an agreement which first became effective in 1972. On
 February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement, SSC will continue to provide the same services it provides under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received shareholder servicing fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its officers and employees who performed functions other than investment advisory and shareholder service functions for the Fund.

 Certain officers and trustees of the Fund are "affiliated persons" of the Investment Advisor, as defined by the Investment Company Act of 1940.

NOTE 5--FEDERAL INCOME TAXES

 In the fiscal year ended June 30, 1997, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in the fiscal year ended June 30, 1997, therefore no income tax provision is required. A full valuation allowance has been provided for deferred tax assets, totaling approximately $958,000 at June 30, 1997, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

 The Fund has net operating loss carryforwards approximating $1,946,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (2004) $299,000; (2005) $304,000;
 (2006) $222,000; (2007) $278,000; (2008) $217,000; (2009) $204,000;
 (2010) $40,000 (2011) $112,000 and (2012) $270,000. Capital loss carryforwards aggregating approximately $575,000 are available to offset future capital gains, if any, which expire as follows: (1999) $147,000; (2000) $243,000 and
 (2003) $185,000.

                           STEADMAN INVESTMENT FUND

                                June 30, 1997

NOTE 6--EXPIRATION OF SHAREHOLDER STATES REDEMPTION RESTRICTION

 In 1993 the Fund entered into a Settlement Agreement with approximately 47 states (the "Shareholder States") with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholder States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own 16% of shares in the Fund. In July 1997, the Fund agreed to remove this restriction and allow Shareholder States to redeem shares upon request.

NOTE 7--PROPOSED MERGER

 During 1997, management proposed a merger of Steadman American Industry Fund, Steadman Fund, and Steadman Technology and Growth Fund with and into the Steadman Associated Fund, which will change to a close-end investment company whose name will change to Steadman Security Trust (SST). In connection with the merger, SST will amend its investment objective to primarily seek current income and secondarily to maximize total return. Following the proposed merger, fund shares no longer will be sold or redeemed by SST on a request basis, but may be sold to other investors in market transactions. The costs associated with the proposed merger are allocated to all the funds based on the respective net asset values of the funds. The proposed merger requires approval by the shareholders. A Registration Statement of Form N-14 is pending SEC regulatory approval and the proposed merger requires the approval of the Shareholders of all of the funds.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholder and Board of Trustees of Steadman Technology and Growth Fund

    We have audited the accompanying statement of assets and liabilities of Steadman Technology and Growth Fund, including the portfolio of investments, as of June 30, 1997, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996 and the period January 1, 1995 through June 30, 1995 and each of the three years in the period ended December 31, 1994 were audited by other auditors whose report, dated August 6, 1996, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and/or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Technology and Growth Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                   Reznick Fedder & Silverman

Bethesda, Maryland
July 25, 1997

                       [Letterhead of Coopers & Lybrand]

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
Steadman Technology and Growth Fund

    We have audited the statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996, the five months ended June 30, 1995, and each of the three years in the period ended January 31, 1995 of the Steadman Technology and Growth Fund (the "Fund"). This financial statement and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statement and financial highlights referred to above present fairly, in all material respects, the changes in net assets for the year ended June 30, 1996 and the financial highlights of the Fund for each of the respective periods stated in the first paragraph in conformity with generally accepted accounting principles.


                                                     COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
July 29, 1996

                      STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 1997


Assets
  Investments at value (cost $256,013) (note 1)............     $   343,375
  Cash and cash equivalents (note 1).......................          36,482
  Interest receivable......................................             145
  Miscellaneous receivable.................................           3,519
                                                                ------------
    Total assets...........................................         383,521
                                                                ------------

Liabilities
  Accounts payable and accrued expenses....................          29,044
  Miscellaneous payable....................................             354
  Investment advisory and service fees payable (note 4)....             286
  Other payable to affiliate (note 4)......................           5,679
                                                                ------------
    Total liabilities......................................          35,363
                                                                ------------
    NET ASSETS.............................................     $   348,158
                                                                ------------
                                                                ------------

Net assets consist of
  Accumulated net investment loss..........................     $(2,832,669)
  Unrealized appreciation of investments...................          87,362
  Accumulated net realized losses..........................        (390,993)
  Capital paid in less distributions since inception.......       3,484,458
                                                                ------------
                                                                $   348,158
                                                                ------------
                                                                ------------

Net asset value, offering price and redemption price per
  share ($348,158/510,386 shares of no par value trust
  shares)..................................................     $      0.68
                                                                ------------
                                                                ------------

    The accompanying notes are an integral part of the financial statements

                            STATEMENT OF OPERATIONS

                        For the year ended June 30, 1997

Investment Income
  Dividends                                      $ 5,957
  Interest                                         2,682
                                                 --------

    Total income                                                $   8,639

Expenses
  Shareholder servicing fee (note 4)              68,155
  Salaries and employee benefits (note 4)         26,604
  Professional fees                               30,854
  Proposed merger expense (note 7)                12,515
  Miscellaneous                                    7,627
  Reports to shareholders                          8,389
  Computer services                                3,212
  Investment advisory fee (note 4)                 4,109
  Rent                                             2,804
  Trustees' fees and expenses (note 4)             5,619
  Custodian fees                                   1,322
                                                 --------

    Total expenses                                                171,210
                                                                ----------

    Net investment loss                                          (162,571)
                                                                ----------

Realized and Unrealized Gain (Loss) on
  Investments
  Net realized loss from investment transactions                  (54,880)
  Change in unrealized appreciation/(depreciation)
    of investments                                                 38,748
                                                                ----------

    Net loss on investments                                       (16,132)
                                                                ----------

    Net decrease in net assets resulting from
      operations                                                $(178,703)
                                                                ----------
                                                                ----------

    The accompanying notes are an integral part of the financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS

                          For the year ended June 30,


                                                         1997         1996
                                                     ----------    ----------

Decrease in net assets from operations:
  Net investment loss............................    $(162,571)    $(172,862)
  Net realized loss from investment transactions. (54,880) (129,743) Change in unrealized appreciation/
    (depreciation) of Investments................       38,748        84,018
                                                     ----------    ----------

      Net decrease in net assets resulting from
        operations...............................     (178,703)     (218,587)

Decrease in net assets from trust share
  transactions (Note 2)..........................      (15,546)      (37,546)
                                                     ----------    ----------
  Decrease in net assets.........................     (194,249)     (256,133)

Net assets at beginning of period................      542,407       798,540
                                                     ----------    ----------

Net assets at end of period, (including
  accumulated net Investment loss of $2,830,928
  and $2,668,357)................................    $ 348,158       542,407
                                                     ----------    ----------
                                                     ----------    ----------

    The accompanying notes are an integral part of the financial statements

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 1997


                                                              VALUE
                                                 SHARES      (NOTE 1)
                                                 ------      --------

COMMON STOCKS--100%

R.E.I.T.--17.9%
  Capstead Mortgage.........................      2,500      $ 61,719
                                                             --------

      Total R.E.I.T.........................                   61,719
                                                             --------

Semiconductor--29.6%
  Intel Corp. Warrants (a)..................      1,000       101,500
                                                             --------

      Total Semiconductor...................                  101,500
                                                             --------

Telecom Mfg--52.5%
  Lucent Technologies.......................      2,500       180,156
                                                             --------

      Total Telecom Mfg.....................                  180,156
                                                             --------

  Total Portfolio of Investment (Cost
    $256,013)...............................                 $343,375
                                                             --------
                                                             --------

(a) Non-income producing security

    The accompanying notes are an integral part of the financial statements

                                           STEADMAN TECHNOLOGY AND GROWTH FUND

                                                  FINANCIAL HIGHLIGHTS

                                                       June 30, 1997

                                                                                       FOR PERIOD
                                                            FOR THE    FOR THE YEAR    JANUARY 1,
                                                          YEAR ENDED       ENDED      1995 THROUGH  FOR THE YEAR ENDED DECEMBER 31,
                                                           JUNE 30,      JUNE 30,       JUNE 30,    -------------------------------
                                                             1,997         1,996         1995*        1994       1993       1992
                                                          -----------  -------------  ------------  ---------  ---------  ---------
Per share operating performance:
  Net asset value, beginning of period...........         $    1.02     $    1.43     $    1.57     $  2.48    $  2.69    $  2.84
                                                          -----------  -------------  ------------  ---------  ---------  ---------
  Net investment loss............................             (0.50)        (0.58)        (0.22)      (0.45)     (0.40)     (0.33)
  Net realized and unrealized gain (loss) on
    investments..................................              0.16          0.17          0.08       (0.46)      0.19       0.18
                                                          -----------  -------------  ------------  ---------  ---------  ---------

  Total from investment operations...............             (0.34)        (0.41)        (0.14)      (0.91)     (0.21)     (0.15)
                                                          -----------  -------------  ------------  ---------  ---------  ---------

  Net asset value, end of period.................         $    0.68     $    1.02     $    1.43     $  1.57     $  2.48   $  2.69
                                                          -----------  -------------  ------------  ---------  ---------  ---------
                                                          -----------  -------------  ------------  ---------  ---------  ---------

  Ratios/Supplemental Data:
  Total return...................................            (33.42)%      (28.29)%      (17.84)%**  (36.69)%     (7.81)%   (5.28)%
  Ratio of expenses to average net assets........             41.46%        25.19%        22.28%**    16.34%      11.94%    13.33%
  Ratio of net investment loss to average net
    assets.......................................             39.37%       (24.78)%      (20.90)%**  (14.79)%    (11.38)%  (12.45)%
  Portfolio turnover rate........................               350%          333%          615%**      274%        128%       157%
  Net assets, end of period (in Thousands).......         $     348     $     542     $     799     $   894        1,467   $  1,634

------------------------
*   The fund's fiscal year-end was changed to June 30
**  Annualized

     The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS

                                 JUNE 30, 1997

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

    Steadman Technology and Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end investment company.

    The preparation of financial statements is conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

CASH AND CASH EQUIVALENTS

    Management defines cash equivalents as investments that mature in three months or less when acquired. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

SECURITY VALUATION

    Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investment for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

    Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

INCOME TAXES

    The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized

                                 JUNE 30, 1997


NOTE 2--TRUST SHARES

    The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust were as follows:


                                FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                   JUNE 30, 1997          JUNE 30, 1996
                               ---------------------  ---------------------
                                SHARES      AMOUNT     SHARES     AMOUNT
                               --------   ----------  --------  ---------

Shares sold..............           --    $     --          --  $     --
Shares redeemed..........      (19,033)    (15,546)    (29,474)  (37,546)
                               --------   ----------  --------  ---------

Net decrease.............      (19,033)   $(15,546)    (29,474) $(37,546)
                                          ----------            ---------
                                          ----------            ---------

Shares outstanding
  Beginning of period....      529,419                 558,893
                               --------               --------

  End of period..........      510,386                 529,419
                               --------               --------
                               --------               --------


NOTE 3--PURCHASES AND SALES OF SECURITIES

    During the year ended June 30, 1997, purchases and proceeds from sales of investment securities aggregated $1,294,470 and $1,446,015, respectively.

    The net unrealized appreciation of investments aggregated $87,362 of which $227,706 related to gross unrealized appreciation where there is an excess of value over tax cost and $140,344 related to gross unrealized depreciation where there is an excess of tax cost over value.

NOTE 4--INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

    Steadman Security Corporation (SSC), an affiliate, has provided advisory services under an agreement which first become effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement, SSC will continue to provide the same services it provided under the same terms and condition of the previous agreement. The agreement will continue in effect subject to the annual approval of the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received shareholder

                                 JUNE 30, 1997


NOTE 4--INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES (Continued)

servicing fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its officers and employees who performed functions other than investment advisory and shareholder service functions for the Fund.

    Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

NOTE 5--FEDERAL INCOME TAXES

    In the fiscal year ended June 30, 1997, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in the fiscal year ended June 30, 1997 and realized net capital losses in the fiscal year ended June 30, 1997, therefore no income tax provision is required. A full valuation allowance was provided throughout the fiscal year ended June 30, 1997 for deferred tax assets, totaling approximately $1,229,000 at June 30, 1997, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

    The Fund has net operating loss carryovers approximating $2,837,000 which are available to offset future net operating income in nonqualifying years, if any, which expire as follows: (1999)$111,000; (2000) $272,000; (2001)
$264,000; (2002) $252,000; (2003) $236,000; (2004) $240,000; (2005) $254,000;
(2006) $194,000; (2007) $212,000; (2008) $198,000; (2009) $177,000; (2010)
$86,000; (2011) $174,000; (2012) $167,000. Capital loss carryforwards aggregating approximately $391,000 are available to offset future capital gains, it any, which expire as follows: (1997) $151,000; (2000) $55,000;
(2001) $130,000 and (2002) $55,000.

                                 JUNE 30, 1997


NOTE 6--EXPIRATION OF SHAREHOLDER STATES REDEMPTION RESTRICTION

    In 1993 the Fund entered into a Settlement Agreement with approximately 47 states (the "Shareholder States") with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholders States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own 16% of shares in the Fund. In July 1997, the Fund agreed to remove this restriction and allow Shareholder States to redeem shares upon request.

NOTE 7--PROPOSED MERGER

    During 1997, management proposed a merger of Steadman American Industry Fund, Steadman Investment Fund, and Steadman Technology and Growth Fund with and into the Steadman Associated Fund, which will change to a close-end investment company whose name will change to Steadman Security Trust (SST). In connection with the merger, SST will amend its investment objective to primarily seek current income and secondarily to maximize total return. Following the proposed merger, fund shares no longer will be sold or redeemed by SST on a request basis, but may be sold to other investors in market transactions. The costs associated with the proposed merger are allocated to all the funds based on the respective net asset values of the funds. The proposed merger requires approval by the shareholders. A Registration Statement of Form N-14 is pending SEC regulatory approval and the proposed merger requires the approval of the Shareholders of all of the funds.

PART C:  OTHER INFORMATION

Item 15. Indemnification.

    Section 5.3 of the Amended Restated Trust Indenture of Steadman Security Trust and Declaration of Trust (the "Trust Agreement") of the Steadman Associated Fund, which will be renamed the Steadman Security Trust (the "Fund" or the "Registrant"), provides that the Fund shall indemnify each of its trustees, advisors, officers, employees, and agents (including any person who serves at the request of the Fund as a director, officer, partner, trustee or the like of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines or penalties and as counsel fees, reasonably incurred by such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the person may be involved or with which the person may be threatened, while acting as a trustee or advisor, or as an officer, employee, or agent of the Fund or the trustees, or thereafter, by reason of the person being or having been a trustee, advisor, officer, employee or agent. However, indemnification shall not be available with respect to any matter as to which such person has been adjudicated to have acted in bad faith or with willful misconduct or reckless disregard of such person's duties or gross negligence or not to have acted in good faith in the reasonable belief that such person's action was in the best interest of the Fund. If the matter is disposed of by a compromise payment, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless such compromise shall have been approved as in the best interests of the Fund by a majority of the disinterested trustees or the Fund has received a written opinion of independent legal counsel to the effect that the person to be indemnified appears to have acted in good faith in the reasonable belief that such person's action was in the best interests of the fund. A provision of this section of the Trust Agreement also provides that the Trust Agreement is not the sole means of indemnification and that the Fund may indemnify persons as provided by applicable law.

    The District of Columbia Code does not contain a provision relating to the indemnification of trustees, officers, employees, or agents of a trust. However, under general common law trust principles, a trustee is normally entitled to reimbursement from the trust for all necessary and reasonable expenditures made in the execution of the trust if the trustee acted in good faith for the benefit of the trust. However, under common law trust principles, property of the trust cannot be used to reimburse the trustee for losses or expenses incurred by the trustee, unless the trustee has exercised good faith and common prudence.

    In addition, the Agreement and Plan of Merger (the "Agreement") by and among the Registrant, and the Steadman Investment Fund, the Steadman American Industry Fund, and the Steadman Technology and Growth Fund (the "Other Funds") provides at Section 14. Indemnification for, in certain circumstances, the indemnification of the respective officers, directors, trustees, and shareholders of the Other Funds. A copy of the Agreement is attached as Exhibit 4 to this Registration Statement.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be provided to directors, officers, or controlling persons of the Registrant, the

Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits:

    Number              Description

    1 Amended and Restated Trust Indenture of Steadman Associated Fund and Declaration of Trust

    4              Agreement and Plan of Merger

    5              Specimen share certificate*

    6              Steadman Security Trust Amended and Restated Investment
                   Advisory Agreement*

    9 Custodian agreement and depository contract with Crestar Bank N.A.*

    11.1 Opinion of Manatt, Phelps & Phillips, LLP as to the legality of the securities being registered*

    11.2           Consent of Manatt, Phelps & Phillips, LLP*

    12.1 Opinion of Manatt, Phelps & Phillips, LLP, regarding tax matters and consequences*

    12.2           Consent of Coopers & Lybrand L.L.P.

    12.3           Consent of Reznick Fedder & Silverman, P.C.

    16 Power of Attorney (reference is made to the signature page)*

    99.1           Form of Proxies of Funds*
_____________________
*Previously filed.
**To be filed by amendment.

Item 17.  Undertakings

    (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                 SIGNATURES



    As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Washington, District of Columbia, on the 25th day of September, 1997.


                             Steadman Security Trust
                             Registrant


                             /s/ Charles W. Steadman
                             -----------------------------------
                             Charles W. Steadman, Trustee,
                             Chairman of the Board of Trustees and
                             President, Steadman Security Trust

    As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

(Signature)                 (Title)                           (Date)



/s/ Charles W. Steadman    Chairman of the Board,        September 25, 1997
-------------------------  President and Trustee
Charles W. Steadman        Principal Executive Officer


/s/ Max Katcher            Executive Vice President      September 25, 1997
-------------------------  Treasurer & Secretary
Max Katcher                Principal Financial Officer
                           Principal Accounting Officer


/s/ Paul A. Bowers         Trustee                       September 25, 1997
-------------------------
Paul A. Bowers*


/s/ John T. Hayward        Trustee                       September 25, 1997
-------------------------
John T. Hayward*


/s/ Paul E. Wager           Trustee                      September 25, 1997
--------------------------
Paul E. Wagner*


_______________________________
*Signed pursuant to power of attorney.